--- I, Mr. RAMON ANDRES GRACIANO DUEÑAS, Notary Public number Eighteen of this Municipality; attest; and, ----------------------------------------------------------------- CERTIFY ---------------------------------------------- That these simple copies which consist of one hundred and fifty seven useful pages including its cover page, are a faithful reproduction of EXHIBITS “A”, “B”, “C”, “D”, “E”, “F”, “G”, “H”, “I”, “J”, “K”, “L”, “M”, “N”, “O”, “P”, “Q”, “R”, “S”, “T”, “U”, “V” and “W” to the appendix of public deed number 5,520, volume 184, dated May thirteen, two thousand thirteen, of the protocol of this Notary under my supervision. Such are obtained to form the first notarial copy of such instrument.- I ATTEST.------------

--- Tijuana, Baja California, on May twenty one, two thousand thirteen.-

(Illegible Signature)

MR. RAMON ANDRES GRACIANO DUEÑAS

NOTARY PUBLIC NUMBER 18

Exhibit A	Exhibit 10.32.4

PUBLIC NOTARY NUMBER 18

Mr. Ramón Andrés Graciano Dueñas

--- VOLUME NUMBER 178 (ONE HUNDRED AND SEVENTY EIGHT). ------------------------

--- PUBLIC DEED NUMBER 5,335 (FIVE THOUSAND THREE HUNDRED AND THIRTY FIVE). -------------------------------------------------------------------------------------------------

--- In the city of Tijuana, State of Baja California, on March eight, two thousand thirteen, before me Mr. RAMON ANDRÉS GRACIANO DUEÑAS, Notary Public number Eighteen, in exercise, of this residence, I hereby evidence that before me appeared: ----------------------------------------------------------------------------

--- Messrs. LOURDES VALDIVIA LOMELÍ and ADRIANA VALDIVIA LOMELÍ, the former in her character as Executor, and both of them as Sole and Universal Heirs of the Legitimate Succession of Assets of Mrs. Rosenda Lomelí Luna; and, stated: ----------------------------------------------------------

--- That they appear to request that the undersigned Notary carries out the formalization and the PARTIAL ALLOCATION of assets of the Legitimate Succession of MRS. ROSENDA LOMELÍ LUNA, filed under file number 832/2012 (eight hundred and thirty two slash two thousand twelve), before the First Instance Civil Court of the Judicial Party of Playas de Rosarito, Baja California. ------------- Having stated the foregoing, the appearing parties submit themselves to the following Statements and Clauses: --------------------------------------------------------------------------

-------------------------------------- STATEMENTS ---------------------------------------

--- Mrs. LOURDES VALDIVIA LOMELÍ states: --------------------------------------------

--- ONE.-That Mrs. Rosenda Lomelí Luna, acquired by means of Ownership Title, issued on August two, two thousand eleven, by the National Agrarian Registry, which was registered in the Public Registry of Property and Commerce of Playas de Rosarito, Baja California, under Entry number 6,029,567 (six million twenty nine thousand five hundred and sixty seven), of the Civil Section, dated August nine, two thousand eleven, the lot parcel number 33 Z-1 P 2/5 (thirty three Z dash one P two slash five), without block number, of Ejido Mazatlán, in the Municipality of Playas de Rosarito, Baja California, with a surface of 20-04-59.64 hectares (twenty hectares, zero four areas, fifty nine point sixty four centiareas) with the following measures and boundaries: to the North, in 320.373 (three hundred and twenty point three hundred and seventy three) meters, with plots expropriated by the Federal Electricity Commission; to the South, in irregular line 419.649 (four hundred and nineteen point six hundred and forty nine) meters with plots expropriated by Corett (Commission for the regularization of land possession); to the East, in 609.199 (six hundred and nine point one hundred and ninety nine) meters with a plot corresponding to minor property; and, to the West, in 506.680 (five hundred and six point six hundred and eighty) meters, with parcel 32 (thirty two).--------------------------

PUBLIC NOTARY NUMBER 18

Mr. Ramón Andrés Graciano Dueñas

--- TWO.- That by means of Official Writ number DFR-SFR-068-2011 (DFR dash SFR dash zero six eight dash two zero one one), dated September twenty six, two thousand eleven, issued by the Subdivisions Department depending from the Direction of Urban Control of the Municipality of Playas de Rosarito, Baja California, the subdivision in 5 (five) fractions of the plot mentioned in the preceding Statement, was authorized, fractions identified as lot fraction 33-1 (thirty three dash one), with a surface of 120,000.00 M² (one hundred and twenty thousand) square meters, lot fraction 33-2 (thirty three dash two) with a surface of 77,174.584 M² (seventy seven thousand one hundred and seventy four point five hundred and eighty four) square meters, lot fraction 33-3 (thirty three dash three) with a surface of 3,149.044 M² (three thousand one hundred and forty nine point zero forty four) square meters, lot fraction 33-4 (thirty three dash four) with a surface of 67.775 M² (sixty seven point seven hundred and seventy five) square meters and, lot fraction 33-5 (thirty three dash five) with a surface of 68.241 M² (sixty eight point two hundred and forty one) square meters, all of them resulting from the subdivision of parcel number 33 Z-1 P 2/5 (thirty three Z dash one P two slash five), without block number, of Ejido Mazatlán, in the Municipality of Playas de Rosarito, Baja California. -

--- Such Subdivision Official Writ and its descriptive report were registered in the Public Registry of Property and Commerce of Playas de Rosarito, Baja California, under Entry number 6,029,984 (six millions twenty nine thousand nine hundred and eighty four), of the Civil Section. ------------------------------------------------------------

--- THREE.- That the mentioned five fractions of land, are described as follows: -------

--- Lot fraction 33-1 (thirty three dash one) with a surface of 120,000.00 M² (one hundred and twenty thousand) square meters and the following measures and boundaries: To the Northeast, in 184.622 (one hundred and eighty four point six hundred and twenty two) meters, with an expropriation of the Federal Electricity Commission, in addition, in 4.638 (four point six hundred and thirty eight) meters, with fraction 33-4 (thirty three dash four), in addition, in 154.720 (one hundred and fifty four point seven hundred and twenty) meters, with parcel number 32 (thirty two) and in 351.963 (three hundred and fifty one point nine hundred and sixty three) meters, with parcel number 32 (thirty two); to the Southeast, in 551.276 (five hundred and fifty one point two hundred and seventy six) meters, with fraction 33-2 (thirty three dash two), in addition, in 15.240 (fifteen point two hundred and forty) meters, with the fraction 33-3 (thirty three dash three) and in addition, in 0.194 (zero point one hundred and ninety four) meters with an expropriation of Corett (Commission for the regularization of land possession); to the Southwest, in 4.750 (four point seven hundred and fifty) meters, with the fraction 33-3 (thirty three dash three); and, to the Northwest, in 12.043 (twelve point zero forty three) meters, with fraction 33-3 (thirty-three dash three), in addition, in 15.015 (fifteen point zero fifteen) meters, with the same previous boundary, in addition, in 40.274 (forty point two hundred and seventy four) meters, with the same previous boundary, in addition, in 19.781 (nineteen point seven hundred and eighty one) meters, with the same previous boundary, in addition, in 44.835 (forty four point eight hundred and thirty five) meters with an expropriation of Corett (Commission for the regularization of land possession), in addition, in 14.682 (fourteen point six hundred and eighty two) meters, with fraction 33-4 (thirty three dash four), in addition, in 0.116 (zero point one hundred and sixteen) meters with an expropriation of Corett (Commission for the regularization of land possession), in addition, in 16.319 (sixteen point three hundred and nineteen) meters with an expropriation of Corett (Commission for the regularization of land possession), in addition, in 14.781 (fourteen point seven hundred and eighty one) meters, with fraction 33-5 (thirty three dash five) and in addition, in 90.193 (ninety point one hundred and ninety three) meters with an expropriation of Corett (Commission for the regularization of land possession). ---------------------------------------------------------------

PUBLIC NOTARY NUMBER 18

Mr. Ramón Andrés Graciano Dueñas

--- Lot fraction 33-2 (Thirty three dash two) with a surface of 77,174.584 M² (seventy seven thousand one hundred and seventy four point five hundred and eighty four) square meters and the following measures and boundaries: to the Northeast, in 135.749 (one hundred and thirty five point seven hundred and forty nine) meters, with an expropriation of the Federal Electricity Commission; to the Southwest, in 104.223 (one hundred and four point two hundred and twenty three) meters, with a plot corresponding to minor property, in addition, in 113.460 (one hundred and thirteen point four hundred and sixty) meters, with the same previous boundary and, in addition, in 370.624 (three hundred and seventy point six hundred and twenty four) meters, with the same previous boundary; to the Northwest, in 41.390 (forty one point three hundred and ninety) meters, with fraction 33-3 (thirty three dash three), in addition, in 30.995 (thirty point nine hundred and ninety five) meters, with the same previous boundary, in addition, in 14.890 (fourteen point eight hundred and ninety) meters, with the same previous boundary, in addition, in 15.878 (fifteen point eight hundred and seventy eight) meters, with the same previous boundary, in addition, in 14.100 (fourteen point one hundred) meters, with the same previous boundary, in addition, in 14.465 (fourteen point four hundred and sixty five) meters, with the same previous boundary, in addition, in 5.409 (five point four hundred and nine) meters, with the same previous boundary, and, in addition, in 551.276 (five hundred and fifty one point two hundred and seventy six) meters with fraction 33-1 (thirty three dash one). -------------------------------------------------------------------------------------------------

PUBLIC NOTARY NUMBER 18

Mr. Ramón Andrés Graciano Dueñas

--- Lot fraction 33-3 (thirty three dash three) with a surface of 3,149.044 M² (three thousand one hundred and forty nine point forty four) square meters and the following measures and boundaries: to the Northeast, in 4.750 (four point seven hundred and fifty) meters, with fraction 33-1 (thirty three dash one); to the Southeast, in 19.781 (nineteen point seven hundred and eighty one), with the same previous boundary, in addition, in 40.274 (forty point two hundred and seventy four) meters, with the same previous boundary, in addition, in 15.015 (fifteen point zero fifteen) meters, and with the same previous boundary, in addition, in 12.043 (twelve point zero forty three) meters, and with the same previous boundary, in addition, in 5.409 (five point four hundred and nine) meters, with the fraction 33-2 (thirty three dash two), in addition, in 14.465 (fourteen point four hundred and sixty five) meters, with the fraction 33-2 (thirty three dash two), in addition, in 14.100 (fourteen point one hundred) meters, and with the same previous boundary, in addition, in 15.878 (fifteen point eight hundred and seventy eight) meters, and with the same previous boundary, in addition, in 14.890 (fourteen point eight hundred and ninety) meters and with the same previous boundary, in addition, in 30.995 (thirty point nine hundred and ninety five) meters, and the same previous boundary, in addition, in 41.390 (forty one point three hundred an ninety) meters, with the same previous boundary, in addition, in 20.898 (twenty point eight hundred and ninety eight) meters, with lands corresponding to minor property; and, to the Northwest, in 15.240 (fifteen point two hundred and forty) meters, with the fraction 33-1 (thirty three dash one), in addition, in 88.726 (eighty eight point seven hundred and twenty six) meters, with an expropriation of Corett (Commission for the regularization of land possession) and, in addition, in 136.376 (one hundred and thirty six point three hundred and seventy six) meters, with the same previous boundary. -----------------------------------------------------

--- Lot fraction 33-4 (thirty three dash four) with a surface of 67.775 M² (sixty seven point seven hundred and seventy five) square meters and the following measures and boundaries: To the Southeast, in 14.682 (fourteen point six hundred and eighty two) meters, with the fraction 33-1 (thirty three dash one); to the Southwest, in 4.638 (four point six hundred and thirty eight) meters, with the same previous boundary; and, to the Northwest, in 14.379 (fourteen point three hundred and seventy nine) meters with an expropriation of Corett (Commission for the regularization of land possession) and, in addition, in 4.700 (four point seven hundred) meters, with the same previous boundary. -----------------------------------------------------

--- Lot fraction 33-5 (thirty three dash five) with a surface of 68.241 M² (sixty eight point two hundred and forty one) square meters and the following measures and boundaries: To the Southeast, in 14.781 (fourteen point seven hundred and eighty one) meters, with the fraction 33-1 (thirty three dash one); to the Southwest, in 4.692 (four point six hundred and ninety two) meters, with an expropriation of Corett (Commission for the regularization of land possession); and, to the Northwest, in 14.447 (fourteen point four hundred and forty seven) meters, with the same previous boundary. --------------------------------------------------------------------------------------------

--- All those fractions are the result of the subdivision of parcel number 33 Z-1 P 2/5 (thirty three Z dash one P two slash five), without block number, of Ejido Mazatlán, in the Municipality of Playas de Rosarito, Baja California. -

PUBLIC NOTARY NUMBER 18

Mr. Ramón Andrés Graciano Dueñas

--- FOURTH.- That on August six, two thousand twelve, Mrs. Rosenda Lomelí Luna passed away in the City of Tepic, Nayarit, as evidenced with the certified copy of the Death Certificate showed to me, of which I have produced a simple copy which, prior comparison, I attach to the appendix of this deed under the letter “A”, stating the appearing party that the deceased party had her residence in Playas de Rosarito, Baja California. --------------------------------------------------------------------------------------------

--- Likewise, she states under oath of telling the truth, that neither Mrs. Rosenda Lomelí Luna, or Mr. Bernabé Valdivia Tovar, parents of Messrs. LOURDES VALDIVIA LOMELÍ AND ADRIANA VALDIVIA LOMELÍ, were married with other individuals different to each other, and that they did not procreate other sons or daughters in addition to them, either jointly or with other individuals, and that therefore there is no individual other than themselves, that has had or could have the right to claim a part or all the inheritance of Mrs. Rosenda Lomelí Luna, which is the subject matter of this deed. --------------------------------------------------------------------------------------------------

--- FIFTH.- That on August twenty two, two thousand twelve, before the Filing Office of the First Civil Instance Court of the Judicial Party of Playas de Rosarito, Baja California, Messrs. Lourdes Valdivia Lomelí and Adriana Valdivia Lomelí filed the Legitimate Succession of the Assets of Mrs. Rosenda Lomelí Luna, pursuant to the provisions of articles 1,486 (one thousand one hundred and eighty six) section I (first), 1,494 (one thousand four hundred and ninety four) and other related and applicable provisions of the substantive code applicable in this entity, attaching to their filing writ, the Death Certificate of the deceased party, as well as the birth certificates of the plaintiffs, with the trial being filed under the number 832/2012 (eight hundred and thirty two slash two thousand twelve). ----------------------------------------------------------

--- By means of ruling dated September three, two thousand twelve, in accordance with the provisions of articles 760 (seven hundred and sixty), 769 (seven hundred sixty nine), 784 (seven hundred and eighty four), 785 (seven hundred and eighty five), 786 (seven hundred and eighty six), 787 (seven hundred and eighty seven) and other related and applicable provisions of the Civil Procedures Code for the state of Baja California, the Legitimate Succession of the Assets of Mrs. Rosenda Lomelí Luna, also known as Rosenda L. de Valdivia, was admitted, ordering the execution of the testimonial information set forth in the Law, giving notice to the Agent of the Public Prosecutor Ascribed to the Court and requesting reports to the Registry Officer of the Public Registry of Property and Commerce and the General Archive of Notaries of the State, on the possible registration of the testament of the author of the Succession. ---

--- SIXTH.- After receiving the requested reports and answered the requested testimonial information on September twenty six, two thousand twelve, the Agent of the Public Prosecutor ascribed to the Court was notified, in order for him to, if necessary, state his respective request, being that on September twenty seven, two thousand twelve, such court considered the notice delivered to the Agent of the Public Prosecutor as answered without any opposition. ----------------------------------------------

PUBLIC NOTARY NUMBER 18

Mr. Ramón Andrés Graciano Dueñas

------ SEVEN.- With the previous requests of the plaintiffs of the Succession, made by writs dated September twenty eight and by their lawyer on October ten, both of two thousand twelve, by means of the ruling dated October twenty six, two thousand twelve, Messrs. LOURDES VALDIVIA LOMELÍ and ADRIANA VALDIVIA LOMELÍ were declared as the Sole and Universal Heirs of the Legitimate Succession of the Assets of Mrs. Rosenda Lomelí Luna, also known as Rosenda L. de Valdivia, as daughters of the author of the Succession. --------

--- EIGHT.- That in the same ruling of October twenty six, two thousand twelve, Mrs. LOURDES VALDIVIA LOMELÍ, was appointed as Executor of the mentioned Succession, having accepted such duty in an appearance dated November eight, two thousand twelve, being distinguished with that duty by ruling of the same date.---------

--- NINE.- That within the procedure development of the trial, by writs of October thirty one, two thousand twelve and November sixteen of the same year, the Inventory and Appraisals Section was initiated, in which the real estate described in Statement ONE of this deed was included as the only asset of the inheritance, which has been currently subdivided in several fractions, and the formation of the Second Section of the Trial was ordered and approved by means of the ruling of November twenty two, two thousand twelve, with the Third Section called Administration being declared commenced in the same resolution. --------------------------------------------------

--- TEN.- By writs dated November twenty six and December four, both of two thousand twelve, the plaintiffs of the Succession commenced the Administration and Partition Sections, requesting the allocation to both of them, of the sole asset subject matter of the inheritance, and therefore, by means of the ruling of December six of the same year, the formation of such Sections and their approval was ordered. Likewise, the plaintiffs were called to hear the corresponding Adjudication Court Resolution. -------------------------------------------------------------------------------------------

--- ELEVEN.- On December seven, two thousand twelve, the Adjudication Court Resolution was issued, whose Sole Whereas and Resolving Items are transcribed as follows: “…. CONSIDERING: SOLE.- Attending to the preformed acts and the documents shown in files, LOURDES and ADRIANA, both with last names VALDIVIA LOMELÍ, as daughters of the author of the succession, are declared as the sole (sic) and universal legitimate heirs of the Assets of ROSENDA LOMELÍ LUNA, also known as ROSENDA L. DE VALDIVIA, due to the death of their mother; and upon conclusion of each and all the sections relating to this successor trial, and approval of the distribution proposal, jointly with the consistent documents: Certified copy of the property Title number 000000003834, issued by the National Agrarian Registry and the receipt of payment of the real estate tax issued by the Municipal treasury of this City; therefore, it is appropriate to adjudicate in favor of LOURDES and ADRIANA, both with last names VALDIVIA LOMELÍ, the estate consisting of: parcel number 33 Z-1 P 2/5, of Ejido Mazatlán, in the Municipality of Playas de Rosarito with a surface of 20- 04-59.64 TWENTY HECTARES, FOUR AREAS, FIFTY NINE POINT SIXTY FOUR CENTIARES; registered in the Public Registry of Property of this City under the entry number 6029567, civil section, dated August 09, 2011, which also has the following boundaries and measures: to the North: 320.373 M. WITH AN EXPROPRIATION OF THE FEDERAL ELECTRICITY COMMISSION; To the East: 609.199 M. WITH LAND CORRESPONDING TO MINOR PROPERTY; to the South, IN IRREGULAR LINE 419.649 M. WITH AN EXPROPRIATION OF CORETT; to the West, in 506.680 M. WITH PARCEL 32; the foregoing in accordance with the distribution proposal, and with respect to which there was no opposition, consequently, it is RESOLVED: FIRST.- The real state described above is adjudicated in favor of LOURDES and ADRIANA, both with last names VALDIVIA LOMELÍ, and in the terms of the sole whereas of this resolution.- SECOND.- In its opportunity, send the original rulings to the Notary Public elected by the interested party, to the effect of adjudicating and formalizing the corresponding deed.- THIRD.- NOTIFY.- THEREFORE, definitively judging, THE FIRST CIVIL INSTANCE CIVIL JUDGE OF PLAYAS DE ROSARITO, MR. HUMBERTO TAMAYO CAMACHO resolved and executed, before the Secretary of Resolutions, who authorizes and attests.- Two illegible signatures”. ----------------------------------------------------------

PUBLIC NOTARY NUMBER 18

Mr. Ramón Andrés Graciano Dueñas

--- TWELVE.- Prior request of the plaintiffs of the mentioned Successor Trial, dated December ten, two thousand twelve, by means of a ruling of the same date, the Adjudication Court Resolution mentioned above was declared as final and it was ordered to deliver to the undersigned Notary, the rulings of the mentioned Trial, to formalize the Adjudication Court Resolution. ---------------------------------------------------

--- The mentioned ruling in the corresponding part reads: “…… As requested by the plaintiffs (sic) in the referred writ, in first place, and supporting the provisions of article 76 of the Civil Procedural Code in force for this Federative Entity, they are considered as being implicitly notified (sic) and accepting the final resolution issued within these procedures, dated December seven, two thousand twelve, (visible in pages 45 and 46 of the proceedings) in each and all of its terms and legal scope, for the applicable legal effects. Consequently, it is hereby stated that the mentioned resolution HAS BEEN CONSIDERED AS FINAL, for the applicable legal consequences, in accordance with the provisions of paragraph I of article 421 of the mentioned legal document.- Likewise and in compliance with the second resolving item of the resolution mentioned above; consequently, send an OFFICIAL WRIT to the Notary Public number eighteen, Mr. RAMÓN ANDRÉS GRACIANO DUEÑAS, with known domicile in such City, returnable to this Court, to formalizing the adjudication court resolution, for the applicable legal effects.- …… In its opportunity, file this matter as fully completed, with the previous preparation of the corresponding notes in the Government Book.- NOTIFY.- Thus was agreed and executed by THE FIRST CIVIL INSTANCE JUDGE OF PLAYAS DE ROSARITO, MR. HUMBERTO TAMAYO CAMACHO, before his Secretary of Resolutions, MRS. JETSABEL FRAUSTO MARTÍNEZ, who authorizes and attests.- Two illegible signatures”. ---------------------------------------------

PUBLIC NOTARY NUMBER 18

Mr. Ramón Andrés Graciano Dueñas

--- THIRTEEN.- By means of ruling dated December ten, two thousand twelve, the presiding judge had the undersigned Notary as appointed to grant the adjudication deed of the real estate and placed at my disposal the file of the related trial, in order to grant the corresponding deed. ----------------------------------------------------------------

--- FOURTEEN.- The judicial file previously mentioned was received in this Notarial Office, with Official Writ number 135/2012 (one hundred and thirty five slash two thousand twelve), dated December ten, two thousand twelve, which is attached to the appendix of this deed with the letter “B”. -------------------------------------------------------

--- FIFTEEN.- Considering that the heirs currently are not in economic conditions to pay the expenses caused for the adjudication of the five fractions of land resulting from the subdivision of parcel number 33 Z-1 P 2/5 (thirty three Z dash one P two slash five), without block number, of Ejido Mazatlán, in the Municipality of Playas de Rosarito, Baja California, they have agreed on the partial adjudication of the inheritance solely and exclusively with respect to the Lot fraction 33-1 (thirty three dash one), with a surface of 120,000.00 M² (one hundred and twenty thousand) square meters and which was described in the first paragraph of Statement THREE of this public deed. -------------------------------------------------------------------------------------

--- SIXTEEN.- That lot fraction 33-1 (thirty three dash one), mentioned above, is registered with the cadastral code number EM-033-001 (EM dash zero three three dash zero zero one), and is free of encumbrances and tax charges, as evidenced with the Taxes Non-encumbrances Certificate which is shown to me, of which I have produced a simple copy, which prior comparison, I attach to the appendix of this deed under the letter “C”. Likewise it is evidenced with the Certification issued by the State Commission of Public Services of Tijuana, that the mentioned real estate is located in a zone without potable water or sanitary sewerage systems. Therefore, payment of the corresponding rights for connection and installation are pending, upon definition of the land use and granted by said authority, attaching to the appendix of this deed, a compared simple copy of the mentioned document, identified with the letter “D”.---------------------------------------------------------------------------------------------------------------

--- SEVENTEEN.- That she also shows to me, the topographic survey of the mentioned real estate, duly authorized by the Cartography Department of the Planning and Cadastral Direction of the Municipality of Playas de Rosarito, Baja California, of which a simple copy is produced and compared, and attached to the appendix of this deed under the letter “E”.-------------------------------------------------------------------------

--- EIGHTEEN.- That she also shows me the appraisal of the mentioned real estate, carried out by Mr. Marcelo Gonzalo González Alvear, valuation expert authorized by the Municipality of Playas de Rosarito, Baja California, under the number PV-023/99 (PV dash zero two three slash nine nine) and validated by the appraisal area of ABC Capital, Sociedad Anonima, Institución de Banca Múltiple, of which I produced a simple copy which I compared and attached to the appendix of this deed under the letter “F”. ------------------------------------------------------------------------------------------ -

PUBLIC NOTARY NUMBER 18

Mr. Ramón Andrés Graciano Dueñas

--- NINETEEN.- That such real estate is free of encumbrances and ownership limitations, as evidenced in the Certificate issued by the Public Registry of Property and Commerce of Playas de Rosarito, Baja California, which is shown to me and attached to the appendix of this deed, under the letter “G”. --------------------------------

---After stating the foregoing, the appearing parties, grant the following: ----------------

--------------------------------------------- CLAUSES ---------------------------------------------

--- FIRST.- The adjudication court resolution dated December seven, two thousand twelve, passed within the proceedings of the Legitimate Succession Trial of the Assets of Mrs. Rosenda Lomelí Luna, also known as Ms. Rosenda L. de Valdívia is formalized, in terms transcribed above. -----------------------------------------------------------------------

--- SECOND.- In compliance with the court resolution dated December seven, two thousand twelve, and by the express agreement of the appearing parties, the partial allocation of the inherence of the mentioned Succession is formalized, in favor of Messrs. Lourdes and Adriana, both with last names Valdivia Lomelí, who acquire the Lot fraction 33-1 (thirty three dash one), resulting from the subdivision of the parcel number 33 Z-1 P 2/5 (thirty three Z dash one P two slash five), without block number, of Ejido Mazatlán, in the Municipality of Playas de Rosarito, Baja California, whose surface, boundaries and measures were described in the first paragraph of Statement THREE of this deed, which is hereby reproduced as if it were transcribed, and which they acquire jointly, without division and in equal parts. ------------------------------------------------------------------------

--- THIRD.- This adjudication is subject to the following: -----------------------------------

--- a) It comprises the real estate in its currently conditions, with all of its accessories.

--- b) The real estate is transferred to the acquirers free of any encumbrances, in accordance with the provisions of article 2,199 (two thousand one hundred and ninety nine) of the Civil Code for the State of Baja California. ---------------------------------------

--- c) This adjudication is fully governed by the provisions of the Civil Code in force in the State of Baja California. -----------------------------------------------------------------------

--- FOURTH.- Any tax, duties and expenses incurred as a result of the granting of this deed and its registration before the Public Registry of Property and Commerce, shall be at the expense of the acquirers. --------------------------------------------------------------

-------------------------------NOTARIAL CERTIFICATION--------------------------

--- I, the authorizing Notary Public hereby certify and attest: -------------------------------

--- a).- The truthfulness of the act;---------------------------------------------------------------

--- b).- That the related and inserted information is faithfully consistent with its originals, from which such information was obtained, attaching to the appendix under the letter “H”, duly certified copy of the corresponding proceedings of the judicial file, returning by means of an official letter, the original rulings of such file to the Court of its origin. -------------------------------------------------------------------------------------------

PUBLIC NOTARY NUMBER 18

Mr. Ramón Andrés Graciano Dueñas

--- c).- That the appearing parties identify themselves to my satisfaction, with the documents show to me, of which I produced simple copies that I compare and attach to the appendix of this volume as Exhibits “I”. ------------------------------------------ d).- That, in my judgment, the appearing parties are apt and capable for this granting, as the opposite is not otherwise evidenced to me. --------------------------------

--- e).- That under oath of telling the truth, by their generals, they stated to be: -------

--- LOURDES VALDIVIA LOMELI, Mexican, born in Tijuana, Baja California, on June nine, one thousand nine hundred seventy three, dedicated to housework, married, with domicile in Boulevard Benito Juárez number 104-21 (one hundred and four dash twenty one) Zona Centro, Playas de Rosarito, Baja California, temporally in this city of Tijuana, Baja California. --------------------------------------------------------------------------

--- ADRIANA VALDIVIA LOMELI, Mexican, born in Tijuana, Baja California, on July twenty seven, one thousand nine hundred seventy seven, dedicated to housework, married under the regime of separate assets, which is evidenced with the certified copy of her certificate of marriage shown to me, of which a compared photostatic copy is attached to the appendix of this deed with the letter “J”, with the same domicile as the one mentioned above, temporally in this city of Tijuana, Baja California. -------------

--- Having read this instrument to the appearing parties, to whom I explained the legal scope and consequences thereof, they stated their agreement with its content, executing it before me, on March eight, two thousand thirteen. I attest.------------------

--- LOURDES VALDIVIA LOMELI, Executed.- ADRIANA VALDIVIA LOMELI, Executed.-Before Me.- The signature and seal of the Notary. --------------------------------------------

-------------------------------- I DEFINITELY AUTHORIZE -----------------------------------

--- THIS DEED FOR HAVING COMPLIED THE REQUIREMENTS PROVIDED BY LAW.- I ATTEST. ----------------------------------------------------------------------------------------------

--- TIJUANA, B.C., ON MARCH 11, 2013. -------------------------------------------------------

---------------------------------- SUPPLEMENTARY NOTES -----------------------------------

--- FIRST NOTE.- ON MARCH 11, TWO THOUSAND THIRTEEN, I GAVE TO REGISTRATION OFFICER OF THE PUBLIC REGISTRY OF PROPERTY AND COMMERCE OF PLAYAS DE ROSARITO, BAJA CALIFORNIA, THE PRE-EMPTIVE NOTICE OF THE CENTER INSTRUMENT, WHICH I ATTACH TO THE APPENDIX THEREOF, UNDER ITS NUMBER AND THE LETTER “K”.- I ATTEST.- AN INITIAL. ----------------------------------

--- SECOND NOTE.- ON MARCH 11, TWO THOUSAND THIRTEEN, I RECEIVED THE EVIDENCE OF PAYMENT OF THE REAL ESTATE ACQUISITION AND TRANSFER OF OWNERSHIP TAX, WHICH I ATTACH TO THE APPENDIX OF THE CENTER INSTRUMENT UNDER ITS NUMBER AND THE LETTER “L”.- I ATTEST.- AN INITIAL. ---

PUBLIC NOTARY NUMBER 18

Mr. Ramón Andrés Graciano Dueñas

--- IT IS A FIRST NOTARIAL COPY, WHICH I ISSUE FOR USE OF “LOURDES VALDIVIA LOMELÍ and ADRIANA VALDIVIA LOMELÍ”, WHICH I CERTIFY THAT IS FAITHFULLY CONSISTENT WITH ITS ORIGINAL WITH WHICH I COMPARED IR, ISSUED IN SIX USEFUL PAGES, PROTECTED WITH KINEGRAMAS OF THIS NOTARY, PLUS ONE HUNDRED AND FORTY SEVEN THAT CORRESPOND TO THE APPENDIX, INCLUDING ITS COVER PAGE, ALL OF THEM DULY COMPARED, PROOFREAD AND AUTHORIZED WITH THE SIGNATURE OF THE NOTARY AND SEAL OF THE NOTARY.- I ATTEST. ---------

--- TIJUANA, BAJA CALIFORNIA, ON MARCH ELEVEN, TWO THOUSAND THIRTEEN. ---------------------------------------------------------------------------

(Illegible Signature)

MR. RAMON ANDRES GRACIANO DUEÑAS

PUBLIC NOTARY NUMBER 18

Government of the State of Baja California

Public Registry of Property and Commerce of Playas de Rosarito

This office hereby evidences that this document was registered with:

Entry: 6032845	Official Receipt: 4090
Registry date: March 12, 2013	Date: MARCH 12, 2013
Section: CIVIL	Hour: 08:13:07
Analyst: Ms. KARLA MARITZA BESNEIRIGOYEN PEREZ	Flyer: 585319

FORMALIZATION OF THE PROCEEDINGS OF SUCCESSORY TRIAL

PUBLIC DEED	FIRST NOTARIAL COPY OF THE PUBLIC DEED NUMBER 5335 OF THE VOLUME NUMBER 178 DATED MARCH 08, 2013, GRANTED BEFORE THE NOTARY PUBLIC NUMBER 18 OF TIJUANA B.C.

KIND OF TRIAL	FORMALIZATION AND PARTIAL ADJUDICATION OF ASSETS OF THE LEGITIMATE SUCCESSION

ASSETS OF	ROSENDA LOMELÍ LUNA

HEIR(S(	* VALDIVIA LOMELI LOURDES

*VALDIVIA LOMELI ADRIANA BOTH IN THEIR CAPACITY AS SOLEAND UNIVERSAL HEIRS Lot: FRACTION: 33-1, RESULTING FROM THE SUBDIVISION OF PARCEL 33 Z-1 P-2/5 EJIDO MAZATLAN
Surface: 120,000.00 M²
Cadastral Code: EM-033-001
NORTHEAST: 184.622 M. WITH C.F.E. EXPROPRIATION
4.638 M. WITH FRACTION 33-4
154.720 M. WITH PARCEL NUMBER 32
351.963 M. WITH PARCEL NUMBER 32
SOUTHEAST: 551.276 M. WITH FRACTION 33-2
15.240 M. WITH FRACTION 33-3
0.194 M. WITH CORETT EXPROPRIATION
SOUTHWEST: 4.750 M. WITH THE FRACTION 33-3
NORTHWEST: 12.043 M. WITH FRACTION 33-3
15.015 M. WITH FRACTION 33-3
40.274 M. WITH FRACTION 33-3
19.781 M. WITH FRACTION 33-3
44.835 M. WITH CORETT EXPROPRIATION
14.682 M. WITH FRACTION 33-4
0.116 M. WITH CORETT EXPROPRIATION
16.319 M. WITH CORETT EXPROPRIATION
14.781 M. WITH FRACTION 33-5
90.193 M. WITH CORETT EXPROPRIATION
NO CONSTRUCTIONS ARE INDICATED

EXECUTOR	LOURDES VALDIVIA LOMELI

SPECIAL PROVISION	-- IN COMPLIANCE OF THE ADJUDICATION RESOLUTION DATED DECEMBER 07, 2012, AND BY EXPRESS AGREEMENT OF THE APPEARING PARTIES, THE PARTIAL ADJUDICATION OF THE INHERITANCE OF THE MENTIONED SUCCESSION IS FORMALIZED, IN FAVOR OF MESSRS. LOURDES AND ADRIANA, BOTH WITH LAST NAMES VALDIVIA LOMELI, WHO ACQUIRE THE LOT FRACTION 33-1, RESULTING FROM THE SUBDIVISION OF THE PARCEL NUMBER 33 Z-1 P 2/5, WITHOUT BLOCK NUMBER, OF EJIDO MAZATLÁN, IN THE MUNICIPALITY OF PLAYAS DE ROSARITO, BAJA CALIFORNIA, WHOSE SURFACE, MEASURES AND BOUNDARIES WERE DESCRIBED IN THE FIRST PARAGRAPH OF STATEMENT THREE OF THE INSTRUMENT THAT IS BEING REGISTERED, WHICH IS HEREBY REPRODUCED AS IF IT WAS TRANSCRIBED AND THAT THEY ACQUIRE JOINTLY, WITHOUT DIVISION AND IN EQUAL PARTS.

BANK APPRAISAL	164,400,000.00 PESOS

ANTECEDENTS	Section: CIVIL
Entry: 6029567
Date: AUGUST 09, 2011
Act: OWNERSHIP TITLE

Seal that reads:

(Public Registry of Property and Commerce

of the State of Baja California, Registry

Office, CIVIL SECTION)

Government of the State of Baja California

Public Registry of Property and Commerce of Playas de Rosarito

This office hereby evidences that this document was registered with:

Entry: 6032845	Official Receipt: 4090
Registry date: March 12, 2013	Date: MARCH 12, 2013
Section: CIVIL	Hour: 08:13:07
Analyst: Ms. KARLA MARITZA BESNEIRIGOYEN PEREZ	Flyer: 585319

FORMALIZATION OF THE PROCEEDINGS OF SUCCESSORY TRIAL

ANTECEDENTS	Section: CIVIL
Entry: 6029984
Date: OCTOBER 05, 2011
Act: SUBDIVISION OF PROPERTY

Section: CIVIL
Entry: 6031681
Date: AUGUST 06, 2012
Act: OFFICIAL WRIT OF RECTIFICATION

THE PUBLIC SUB REGISTAR OF THE PROPERTY AND COMMERCE

MRS. MARIA GUADALUPE MORALES HUERTA

ADVANCED ELECTRONIC SIGNATURE:

MIMBQV8GCSqGSIb3DQEHA6CDAUFPMIMBQUoCAQAxggHHMIIBwwlBADCCA
SowggEjMREwDwYDVQQHEwhNZXhpY 2FsaTEYMBYGA1UECBMPQmFqYSBDYWxpZm9ybmlhMQsw
CQYDVQQGEwJNWDEOMAwGA1UEERMFMjEwMDAxJjA kBgNVBAkTHUNhbHphZGEgSW5kZXBlbmRlbmNp
YSBOby4gOTkOMSkwJwYDVQQDEyBBdXRvcmlkYWQgQ2VydGlma WNhZG9yYSBkZWwgROVCQzEp
MCcGA1UECxMgRGlyZWNjaWQ9ulEdlbmVyYWwgZGUgSW5mb3JtYXRpY2ExLzAtBgN VBAoTJkdv
Ymllcm5vlGRlbCBFc3RhZG8gZGUgQmFqYSBDYWxpZm9ybmlhMSgwJgYJKoZlhvcNAQkBFhlhdXRvY2VydGl
maWNhQGJhamEuZ29iLm14AgEqMAOGCSqGSlb3DQEBAQUABIGAVkQQb5ifeh8uT36mkRYS

Authenticity code: 2046083

To Verify the Authenticity of the filing, consult in: http:www.bajacalifornia.gob.mx/rppc

Seal that reads:

(Public Registry of Property and Commerce

of the State of Baja California, Registry

Office, CIVIL SECTION)

MR. RAMON ANDRES GRACIANO DUEÑAS

NOTARY PUBLIC NUMBER 18

DEED NUMBER
VOLUME	5,335	Total of Pages
178 APPENDIX FILES		46

EXHIBIT A	DEATH CERTIFICATE	1
EXHIBIT B	OFFICIAL WRIT 135/2012	1
EXHIBIT C	TAX CERTIFICATE	1
EXHIBIT D	CESPT CERTIFICATION	1
EXHIBIT E	TOPOGRAPHIC SURVEY	1
EXHIBIT F	APPRAISAL	9
EXHIBIT G	REGISTRY CERTIFICATE	2
EXHIBIT H	JUDICIAL PROCEEDINGS	25
EXHIBIT I	IDENTIFICATIONS	2
EXHIBIT J	CERTIFICATE OF MARRIAGE	1
EXHIBIT K	PRE-EMPTIVE NOTICE	1
EXHIBIT L	ISABI	1
EXHIBIT M
EXHIBIT N
EXHIBIT O
EXHIBIT P
EXHIBIT Q
EXHIBIT R
EXHIBIT S
EXHIBIT T
EXHIBIT U
EXHIBIT V
EXHIBIT W
EXHIBIT X
EXHIBIT Y
EXHIBIT Z

UNITED MEXICAN STATES FREE AND SOVEREIGN STATE OF NAYARIT CONSTITUTIONAL TOWNSHIP OF THE MUNICIPALITY OF TEPEC CIVIL REGISTRY DEATH CERTIFICATE
OFFICE	BOOK	MINUTES	DATE OF REGISTRATION
1	4	000664	AUGUST/13/2012
LOCTION	MUNICIPALITY	FEDERATIVE ENTITY
TEPIC	TEPIC	NAYARIT

DATA OF THE DECEASED INDIVIDUAL
ROSENDA LOMELÍ LUNA Name(s) First Last Name Second Last Name
GENDER	MARITIAL STATUS	AGE	NATIONALITY
FEMALE	WIDOW	69 YEARS	MEXICO
PLACE OF BIRTH
TEPIC TEPIC NAYARIT Located at Municipality State
NAME OF THE SPOUSE
BERNABE VALDIVIA TOVAR Name(s) First Last Name Second Last Name
NAME OF THE FATHER
ALBERTO LOMELÍ GUTIÉRREZ Name(s) First Last Name Second Last Name
NAME OF THE MOTHER
MARINA LUNA PÉREZ Name(s) First Last Name Second Last Name

DEATH DATA
DATE OF DEATH
AUGUST 6, 2012
CAUSE OF DEATH
VENTRICULAR (ILLEGIBLE) B): CHRONIC ARTERIAL INSUFFICIENCY

NOTES
(ILLEGIBLE) No. 327 OF 15/03/1943 TEPIC, NAYARIT MARRIGE CERTIFICATE NO. 392 OF 22/09/1970 XALISCO, NAYARIT.- ACC

THIS CERTIFICATE IS ISSUED IN COMPLIANCE WITH THE PROVISIONS OF ARTICLES 35, 39, 48, 50 AND OTHER RELATED PROVISIONS OF THE CIVIL CODE FOR THE STATE OF NAYARIT; 3, 5, 6 AND OTHER RELATED PROVISIONS OF THE REGULATIONS OF THE CIVIL REGISTRY IN FORCE FOR THE MUNICIPALITY; IN TEPEC, NAYARIT, AUGUST 13, 2012. I ATTEST.

Seal that reads:

(H.XXXIX CONSTITUTIONAL TOWNSHIP

OF TEPIC, NAYARIT, CIVIL REGISTRY

DIRECTION, OFFICE No.1)

(Illegible Signature)

Mr. LUIS ALBERTO BERUMEN LOERA                                                                                                  1184582

CIVIL REGISTRY DIRECTOR

Exhibit: B
Instrument: 5335
Seal that reads:	Volume: 178
(JUDICIAL BRANCH, Superior
Justice Court of the State)

ENTITY: FIRST INSTANCE CIVIL COURT
OF PLAYAS DE ROSARITO, B.C.
CIVIL SECTION
OFFICIAL WRIT NUMBER: 135 /2012
FILE NUMBER: 832/2012

Matter: The one indicated

NOTARY PUBLIC NUMBER EIGHTEEN
OF THE CITY OF TIJUANA, BAJA
CALIFORNIA.
PRESENT:

In compliance with that ordered by means of the ruling dated December ten of this year, issued within the proceedings of the file number 832/2012, arising from the trial LEGITIMATE SUCCESSION OF ASSETS OF ROSENDA LOMELI LUNA, it was ordered to deliver this official writ to You, in order for you to proceed to the granting of the corresponding deeds with respect to the assets that are part of the estate of the deceased individual.

Without any other particular matter for the moment I restate to you the assurances of my kind and distinguished consideration.

SINCERELY
Seal that reads:	“Effective suffrage no reelection”
Playas de Rosarito, Baja California;
(JUDICIAL BRANCH OF THE	on December 10 two thousand twelve.
STATE OF BAJA CALIFORNIA	FIRST INSTANCE CIVIL JUDGE
FIRST INSTANCE CIVIL
COURT PLAYAS DE
ROSARITO, B.C.)	(Illegible signature)

Mr. HUMBERTO TAMAYO CAMACHO

Seal that reads:

(ANDRES GRACIANO DUEÑAS,
NOTARY PUBLIC NUMBER 18,
TIJUANA, B.C.

Received on December 10, 2013

Av. Guanajuato No. 2437, Col.
Cacho, Tijuana B.C. C.P. 22136)

PLAYAS DE ROSARITO
V Township 2012- 2013
A government closer to you	NUMBER:	3531

H. V. TOWNSHIP OF PLAYAS DE ROSARITO, B.C.

MUNICIPAL TREASURY

COLLECTION OF MUNICIPAL INCOME

TAXES NON-ENCUMBRANCES CERTIFICATE

The undersigned, MRS. MARIA DEL ROSARIO MALDONADO MARTÍNEZ Municipal Collector of Income, in accordance with the data registered in the files of this Collection Office, in connection with Article 9 Section V of the Internal Regulations of the Municipal Treasury of Playas de Rosarito B.C.,

CERTIFIES:

That the plot of land owned by ROSENDA LOMELÍ; which characteristics are described below:

CADASTRAL CODE	EM-033-001
RATE:	1.65
SURFACE:	120,000.00
TAX VALUE:	14,340,000.00
HOMOGENEOUS ZONE	051
LOCATION	C. SEVENTH; PARCEL 33
LAST PERIOD PAID	2013/6

“EXCEPT FOR ERROR OR OMISSION, IS FREE OF TAX ENCUMBRANCES, THIS CERTIFICATE SHALL BE VALID EXCLUSIVELY FOR THE TAX YEAR 2013”.

In Playas de Rosarito B.C., with the previous payment of the corresponding rights according to receipt number 07- 5346; On February 9, 2013, this certification is issued per request of the interested party and for the applicable legal effects.

SINCERELY

EFECTIVE SUFRAGE, NO REELECTION

MUNICIPAL INCOME COLLECTOR

(Illegible signature)

MRS. MARIA DEL ROSARIO MALDONADO MARTINEZ

(Illegible signature)	(Illegible Signature)
PROMOTOR OF URBAN DEVELOPLMENT OF ROSARITO	URBANIZATION BOARD OF THE STATE OF BAJA CALIFORNIA

(Illegible signature)
INCOME COLLECTION OF PLAYAS DE ROSARITO
OF THE MINISTRY OF PLANNING FINANCE

NOTE 1: This document is not valid if it has deletions, erasures or amendments

NOTE 2: In the event that registrations of other Entities of the State Government are necessary, use the reverse of this document.

Exhibit: E

Instrument: 5835

Volume: 178

(Topographic Survey)	LOCATION: (Location map)
LINK: (Map)

Notes:

1.- This cartogram was prepared based on the technical data described in the ownership document and on the points established in the field.

2.- The rights of the neighbors shall remain safe to be enforced (Article 24 of the Cadastral Real Estate Law for the State of B.C.)

Symbology:
Planning and Cadastral Direction Cartography Department
	Name of the Expert: Mr. Miguel Angel Guerrero H. Federal Registry: 1563218 State Registry: 5284/91 Number of the Expert: CR - 04 (ILLEGIBLE SIGNATURE)	Name of the Owner(s): LOMELÍ ROSENDA Physical-Documental Surface: 120,000,000M2 Cadastral code: EM-033-001 Place: Ejido Mazatlán, Municipality Playas de Rosarito
	Date: February 1, 2013 Scale: 1 : 1,500	Number of maps: 1/1
Documentation: Subdivision of real estate official writ number DFR-SFR-068-2011 dated September 26, 2011 P.R.P.C. Entry 6029984 Registration on October 05, 2011, Section: Civil.

PLANNING AND CADASTRAL DIRECTION

OF THE MUNICIPALITY PLAYAS DE ROSARITO, B.C

CERTIFIES

That for purposes of the topographic survey and except for error, omission or amendment, the surface, measures and boundaries of the documental polygon of this map corresponds to the registration data of this Cadastral Direction under the cadastral code number EM-033-001 and which were verified and resubmitted by the executing official expert.

OWNERSHIP IS NOT CERTIFIED

February 01, 2013

(Illegible signature)                              (Illegible signature)

ABCCAPITAL	Blvd. Manuel Avila Camacho, Colonia Lomas
de Chapultepec C.P. 11000
Delegacion Alvaro Obregon Mexico D.F.

Exhibit “L”
Instrument number 5335
Volume number 178

VALUATION UNIT:	ABC CAPITAL, S.A. INSTITUCIÓN DE BANCA MULTIPLE
APPRAISAL INFORMATION SUMMARY

(Photograph)

INTERIOR VIEW OF THE REAL ESTATE

1	Key of the Appraisal. Number assigned by the Valuation Unit.				54179
2	Date of Appraisal. In DD/MM/YYYY format.				08/02/2013
3	Infonavit Registration Number (if applicable)				NOT APPLICABLE
4	Key of the Comptroller certifying the Appraisal SHF Number				0903492
5	Key of the Appraiser carrying out the Appraisal SHF Number				0400663
6	Key of the entity granting the credit				NOT APPLICABLE
7	Constructor, in the event of new housing				NOT APPLICABLE
8	Purpose.				FOR PURPOSES OF NOTARIZATION
9	Kind of Real Estate to be appraised				UNOCCUPIED LAND
10	Street and number or equivalent.				SÉPTIMA WITHOUT NUMBER
11	Name of the condominium.			LOCATED BETWEEN THE LIENZO CHARRO NEIGHBORHOOD AND THE C.F.E. PLANT
12	Neighborhood.			PARCEL 33 Z-1 P-2/5 BELONGING TO THE EJIDO MAZATLAN PLAYAS DE ROSARITO, B.C.
13	Zip code.				22707
14	Municipality or Delegation Key according to INEGI catalog.			5	5
15	Federative Entity Key according to INEGI catalog.			2	2
16	Real estate tax account number.				EM-033-001.
17	Urban proximity reference.				CENTRIC
18	Urban infrastructure level				2
19	Type of Real Estate				0
20	Remaining Useful Life in months.	NA	33	Number of bedrooms	0
21	Year of termination or remodeling of the construction works (for	NA	34	Number of bathrooms	0
22	General leasable units	NA	35	Number of half bathrooms	0
23	Leasable units	NA	36	Number of levels of the appraised unit	0
24	Surface of the plot in m2.	120,000.00	37	Number of parking spaces	0
25	Construction surface in m2.	NA	38	Telephone lines fixtures	UNEXISTENT
26	Accessory surface in m2.	NA	39	Level of Urban Equipment	2
27	Saleable surface in m2.	NA	40	Elevator	0
28	Comparative market value.	$ -	41	Longitude (Georeference)	117.0444440
29	Physical value of the plot.	$164,400,000.00	42	Latitude (Georeference)	32.3642220
30	Physical value of the construction.	$ -	43	Altitude (Georeference)	25.0000000
31	Amount of the concluded value in pesos.	$164,400,000.00
32	Amount of the concluded value in dollars US. Cy.	$12,914,375.49

SIGNATURE	SIGNATURE

(Illegible Signature)	(Illegible Signature)

PROFESSIONAL APPRAISER SIGNATURE	SIGNATURE AND SEAL
MR. MARCELO GONZÁLEZ ALVEAR	MRS. ANA LAURA PALAZUELOS ILLADES
AUTHORIZATION KEY SHF: 0400663	AUTHORIZATION KEY SHF: 0903492
MUNICIPAL TAX REGISTRY: PV-023/99	0903492

Seal that reads:
(VALUATION UNIT
09064
APPRAISALS CERTIFICATION
ABC CAPITAL, S.A., Institución de Banca Múltiple
ANA LAURA PALAZUELOS ILLADES
0903492)

ABCCAPITAL	Blvd. Manuel Avila Camacho, Colonia Lomas
de Chapultepec C.P. 11000
Delegacion Alvaro Obregon Mexico D.F.

APPRAISAL NUMBER 54179
A P P R A I S A L

I.- GENERAL ASPECTS

I.1. ANTECEDENTS

NAME OF THE PROFESSIONAL APPRAISER:	MR. MARCELO GON ZALEZ ALVEAR
KEY OF THE PROFESSIONAL APPRAISER:	0400663
KEY OF THE PROFESSIONAL APPRAISER
BEFORE THE CADASTRAL OFFICE:	PV-023/99
SPECIALIZATION:	REAL ESTATES
NAME OF THE COMPTROLLER:	MRS. ANA LAURA PALAZUELOS ILLADES
KEY OF THE COMPTROLLER:	0903492
SPECIALIZATION:	REAL ESTATES
KEY OF THE APPRAISAL:	54179
DATE OF THE APPRAISAL:	FEB 08, 2013
NAME OF THE VALUATION UNIT:	ABC CAPITAL, S.A., INSTITUCIÓN DE BANCA MÚLTIPLE
KEY OF THE VALUATION UNIT:	9064
NAME OF THE CONSTRUCTOR FOR NEW	NOT APPLICABLE
HOUSING:
REGISTRATION NUMBER INFONAVIT:	NOT APPLICABLE
INFONAVIT CONDOMINIUM REGISTRATION	NOT APPLICABLE
NUMBER:
PURPOSE OF THE APPRAISAL:	ESTIMATE THE VALUE OF THE PLOT IN ITS CURRENT CONDITIONS
PURPOSE OR USE OF THE APPRAISAL:	FOR PURPOSES OF NOTARIZATION
KEY OF THE GRANTING ENTITY:	NOT APPLICABLE

I.2.- GENERAL INFORMATION OF THE REAL ESTATE

TYPE OF REAL ESTATE TO BE APPRAISED:	UNOCCUPIED LAND
LOCATION OF THE REAL ESTATE:	TOWN OF ROSARITO BETWEEN THE CFE PLANT (NORTHBOUND)
AND THE DEVELOPMENT HACIENDA FLORESTA DEL MAR
STREET:	(SOUTHBOUND)
OFFICIAL NUMBER:	SEVENTH AS ACCESS
MACROLOT:	WITHOUT NUMBER
SUPERBLOCK:
BLOCK:	PARCEL 33 Z-1 P-2/5
LOT:	FRACTION 33-1 RESULTING FROM THE SUBDIVISION OF PARCEL 33 Z-1 P-2/5

CONDOMINIUM:
UNIT:
DEVELOPMENT:
NEIGHBORHOOD:	EJIDO MAZATLAN (PARCEL 33 Z-1 P-2/5)
ZIP CODE:	22707
CITY:	PLAYAS DE ROSARITO
MUNICIPALITY:	PLAYAS DE ROSARITO	KEY PURSUANT TO THE IN CATALOG	5
STATE:	B.C.	KEY PURSUANT TO THE IN CATALOG	2

OWNER OF THE REAL ESTATE:	MRS. ROSENDA LOMELI
OWNERSHIP REGIME:	INDIVIDUAL PRIVATE
REAL ESTATE TAX ACCOUNT NUMBER:	EM-033-001
POTABLE WATER ACCOUNT NUMBER:	NOT PROVIDED
GEOREFERENCES:

LONGITUDE:	117.0644440	DEGREES
LATITUDE:	32.3642220	DEGREES
ALTITUDE:	25.00	MTS

(Illegible Signature)	(Illegible Signature)
Seal that reads:
(VALUATION UNIT
09064
APPRAISALS CERTIFICATION
ABC CAPITAL, S.A., Institución de Banca Múltiple
ANA LAURA PALAZUELOS ILLADES
0903492)

ABCCAPITAL	Blvd. Manuel Avila Camacho, Colonia Lomas
de Chapultepec C.P. 11000
Delegacion Alvaro Obregon Mexico D.F.

APPRAISAL NUMBER 54179
I.3.- REPRESENTATIONS AND WARNINGS

For the estimation of the value of a real estate, the following three approaches exist:

THE COSTS APPROACH: Based in the economic principle of “substitution”, it establishes that the value of a property is compared to the acquisition cost of a new property that is equally desirable and with a use or functionality similar to those of the asset that is being valuated.

THE INCOME APPROACH: Based in the economic principle of “anticipation”, it considers values in connection with the present value of future profits arising from the property and is generally measured though the capitalization of a specific level of income.

THE COMPARATIVE MARKET APPROACH: Based in the economic principle of “substitution”, it considers that a well-informed purchaser shall not pay for a property, more than the purchase price of a similar property.

Using of the costs approach:

The estimation of the value is carried out calculating the actual cost that the reposition of the real estate and any other improvement that would have been made, as if they were new, shall imply, subtracting the loss of value caused by the depreciation of the improvements, adding the value of the plot.

- The value of the plot is obtained from the comparative analysis of values of plots having characteristics similar to those of the asset being appraised.

- For the value of the construction and/or the improvements, the new reposition value obtained from specialized publication, adjusted for this area, shall be used, depreciating them with basis on the remaining useful life, and the conditions of conservation, in accordance with the Ross- Heidec criteria.

Using of the income capitalization approach:

-	The estimation of the value is carried out with basis on the rents that the real estate is capable of producing.

-	The mentioned rents for the different kinds of construction were obtained from the market investigation.

-	The market approach is based in the comparison of real estates similar to the one being appraised or which are currently being offered, the study is attached.

The purpose of this appraisal shall be solely and exclusively such established in section ONE (ANTECEDENTS).

To analyze the commercial value, the following verifications of the information received, were carried out:	YES	NO
- The physical identification of the real estate through its location and inspection coincides with the surface described in documentation (with the necessary approximation for the scope of the appraisal).	X
- The existence of rights of way was verified.	X
- The conditions of construction and conservation of the real estate were verified.	X
- The conditions of occupation and use of the real estate were verified.	X
- The construction of the real estate pursuant to the urban development plan in force.	X
- The real estate is considered a historic monument of the INAH.		X
- The real estate is considered architectonic patrimony of the INBA.		X

WARNINGS:

This appraisal does not constitute a structural or foundation report, or a report of any other branch of engineering or architecture different than valuation, therefore, it may not be used for purposes related with such branches, nor any liability for hidden defects or for other characteristics of the real estate that may not be appreciated during an ordinary physical inspection visit for purposes of appraising is assumed, even when certain characteristics that may constitute anomalies with respect to the conditions of ordinary conservation according to the consumed useful life of a real estate or its structure are appreciated, the appraiser does not assume greater liability than mentioning such when identified, considering that, although bad or run-down conditions are present, the obligation of the appraiser is to carry out the appraisal pursuant to the criteria and rules in force and applicable in accordance with the purpose thereof.

No investigations were carried out, except when such circumstance is indicated in the appraisal, with respect to the existence of pipelines or hazardous materials storage which may be harmful to the health of the persons using the building or the conditions thereof, in the asset or its vicinities.

The names of the petitioner, owner, as well as the real estate tax or water accounts numbers and the location of the real estate are mentioned pursuant to the information provided by the client at the moment of requesting the appraisal, therefore, no liability is assumed for errors, omissions or differences with respect to the data registered by official authorities, as such may be the registry.

The surfaces used in the appraisal are obtained from the sources mentioned therein, when “according to measurements” is mentioned, such correspond to the physical measurement, without thereby representing an exact survey, considering the existing measuring variations and customs. Therefore, its result shall only be destined for purposes of calculation of the appraisal.

The age of the real estate is considered with basis on the existing documentary information (construction licenses), real estate tax certificate, public deeds or others) and in its case, it is estimated on the physical appreciations.

I.4.- SURROUNDINGS
CLASSIFICATION OF THE AREA:	SECOND ORDER HOUSING
TYPE OF CONSTRUCTION PREVAILING IN	HABITATIONAL HOUSINGOF ONE AND TWO STORIES, AS WELL AS
THE AREA:	THE CFE PLANT AND CLOSE HOTELS.
SATURATION INDEX IN THE AREA:	90%
POPULATION DENSITY:	MEDIUM

(Illegible Signature)	(Illegible Signature)
Seal that reads:
(VALUATION UNIT
09064
APPRAISALS CERTIFICATION
ABC CAPITAL, S.A., Institución de Banca Múltiple
ANA LAURA PALAZUELOS ILLADES
0903492)

ABCCAPITAL	Blvd. Manuel Avila Camacho, Colonia Lomas
de Chapultepec C.P. 11000
Delegacion Alvaro Obregon Mexico D.F.

APPRAISAL NUMBER 54179

SOCIO-ECONOMIC LEVEL OF THE	MIDDLE CLASS
POPULATION:
ENVIRONMENTAL POLLUTION:	NOT RELEVANT
ACCESS WAYS AND IMPORTANCE	THE TIJUANA-ENSENADA HIGHWAY NEARBY TO THE HACIENDA FLORESTA DEL
THEREOF:	MAR DEVELOPMENT, CONTINUING THEREAFTER THROUGH CAMINO A PEMEX
UNTIL THE CROSSROAD WITH THE SEVENTH STREET, WHICH IS THE FRONT
ACCESS TO THE CORRESPONDING REAL ESTATE
URBAN PROXIMITY REFERENCE:	CENTRIC

AVAILABLE INFRASTRUCTURE IN THE AREA:
POTABLE WATER	X	AVAILABLE	WITHOUT CONNECTION TO THE REAL ESTATE
DRAINAGE AND SEWERAGE	X	AVAILABLE	WITHOUT CONNECTION TO THE REAL ESTATE
ELECTRIFICATION	X	AVAILABLE	AIR NETWORK WITHOUT CONNECTION TO THE REAL ESTATE
PUBLIC LIGHTING	X	AVAILABLE	AERIAL WITH SODIUM VAPOR LAMPS
WAYS OF TRANSPORT	X	AVAILABLE	ASPHALT WIDTH: 8.00 MTS
SIDEWALKS	X	AVAILABLE	TYPE “L” CONCRETE WIDTH 80 CMS

OTHER SERVICES AVAILABLE IN THE ZONE:

TELEPHONES	X	EXISTING
SIGNALING	X	AVAILABLE	IN SURROUNDING WAYS AND STREETS
NATURAL GAS	X	AVAILABLE
PRIVATE SURVEILLANCE	X	AVAILABLE
GARBAGE COLLECTION	X	AVAILABLE
URBAN INFRASTRUCTURE LEVEL:	3

URBAN EQUIPMENT:

CHURCHES		NON EXISTING
MARKETS OR BUSINESSES	X	EXISTING
SCHOOLS	X	EXISTING
PARKS AND GARDENS	X	EXISTING
PUBLIC TRANSPORT	X	EXISTING	in a radius smaller than 800 mts
HOSPITALS		NON EXISTING
BANKS	X	EXISTING
URBAN EQUIPMENT LEVEL:	2

II.- PARTICULAR CHARACTERISTICS

II.1. PLOT

LOCATION MAP:
SECTION OF STREETS, LIMITS AND ORIENTATION:	REAL ESTATE LOCATED BETWEEN THE STREET CAMINO A PEMEX (NORTHBOUND), MARIANO ESCOBEDO STREET (SOUTHBOUND), SEVENTH STREET (EASTBOUND) AND CAMINO ANTIGUO A PEMEX (WESTBOUND)
MEASURES AND BOUNDARIES OF THE PLOT ACCORDING TO:	REGISTRATION BEFORE THE PUBLIC REGISTRY OF COMMERCE DATED OCTOBER 5, 2011
PLOT BOUNDARIES	FRACTION 33-1 RESULTING FROM THE SUBDIVISION OF PARCEL 33 Z-1 P-2/5 (ACCORDING TO CERTIFICATE OF P.R.P. AND COMMERCE OF PLAYAS DE ROSARITO)
FRONT SIDE OF THE PLOT IN MTS:	184.622 M.
NORTHEAST:	IN 184.622 MTS WITH C.F.E. EXPROPRIATION
IN 4.638 MTS WITH FRACTION 33-4
IN 154.720 MTS WITH PARCEL NO. 32
IN 351.963 MTS WITH PARCEL NO. 32
SOUTHEAST	IN 551.276 MTS WITH FRACTION 33-2
IN 15.240 MTS WITH FRACTION 33-3
IN 0.194 MTS WITH CORETT EXPROPRIATION
SOUTHWEST	IN 4. 750 MTS WITH FRACTION 33-3

(Illegible Signature)	(Illegible Signature)
Seal that reads:

(VALUATION UNIT
09064
APPRAISALS CERTIFICATION
ABC CAPITAL, S.A., Institución de Banca Múltiple
ANA LAURA PALAZUELOS ILLADES
0903492)

ABCCAPITAL	Blvd. Manuel Avila Camacho, Colonia Lomas
de Chapultepec C.P. 11000
Delegacion Alvaro Obregon Mexico D.F.

APPRAISAL NUMBER 54179

NORTHWEST:	IN 12.043 MTS WITH FRACTION 33-3
IN 15.015 MTS WITH FRACTION 33-3
IN 40.274 MTS WITH FRACTION 33-3
IN 19.781 MTS WITH FRACTION 33-3
IN 44.835 MTS WITH CORETT EXPROPRIATION
IN 14.682 MTS WITH FRACTION 33-4
IN 0.116 MTS WITH CORETT EXPROPRIATION
IN 16.319 MTS WITH CORETT EXPROPRIATION
IN 14.781 MTS WITH FRACTION 33-5
IN 90.193 MTS WITH CORETT EXPROPRIATION
SURFACE: 120,000.00 M2

TOPOGRAPHY AND PLOT	FLAT PLOT WITH A SIMILAR SHAPE TO A TRAPEZE
CONFIGURATION:
PANORAMIC CHARACTERISTICS:	HABITATIONAL HOUSES COMPRISING THE DEVELOPMENT
HABITATIONAL DENSITY:	100 VIV/HA
(MAXIMUM HOUSING IN THE PLOT ACCORDING TO DEVELOPMENT PLANS)
GROUND USE:	HABITATIONAL
GROUND USE COEFFICIENT (CUS):	1.00
RIGHTS OF WAY AND/OR	UNKNOWN
RESTRICTIONS:

II.2.- GENERAL DESCRIPTION OF THE CONSTRUCTIONS

CURRENT USE OR PURPOSE:	UNOCCUPIED LAND WITH A SIMILAR SHAPE TO A TRAPEZE. ITS TOPOGRAPHY IS SENSIBLY FLAT LOCATED WITHIN THE URBAN AREA OF PLAYAS DE ROSARITO
NUMBER OF BEDROOMS:

NUMBER OF COMPLETE
BATHROOMS:
NUMBER OF PARKING SPACES:
(cero “0” if none are existing)
NUMBER OF HALF BATHROOMS:
(cero “0” if none are existing)
ELEVATOR (1: existing, 0: non
existing)
TYPE OF CONSTRUCTION:
NUMBER OF STORIES:
APPROXIMATE CONSTRUCTION
AGE:
REMAINING USEFUL LIFE:
TOTAL USEFUL LIFE:

CONSERVATION CONDITIONS:
CONSTRUCTIONS CLASSIFICATION	CONSERVATION CONDITIONS	AGE (YEARS)
T-1

PROJECT QUALITY:
GENERAL TYPE OF REAL ESTATE:
TERMINATION LEVEL OF
CONSTRUCTIONS IN%
LEVEL AND PROGRESS OF
COMMON AREAS:
GENERAL LEASEABLE UNITS:
LEASEABLE UNITS:

II.3.- SURFACES

TOTAL SURFACE OF LAND:	120,000.00 m2

ACCESORY SURFACE:	.00 m2
SURFACE REGISTERED OR
INCLUDED IN THE PUBLIC DEED:	.00 m2
SALEABLE SURFACE:	.00 m2

(Illegible Signature)	(Illegible Signature)
Seal that reads:

(VALUATION UNIT 09064
APPRAISALS CERTIFICATION
ABC CAPITAL, S.A., Institución de Banca Múltiple
ANA LAURA PALAZUELOS ILLADES
0903492)

ABCCAPITAL	Blvd. Manuel Avila Camacho, Colonia Lomas de Chapultepec C.P. 11000 Delegacion Alvaro Obregon Mexico D.F.

APPRAISAL NUMBER 54179
III ADDITIONAL APPROACHES USED
III.1. PHYSICAL APPROACH

Investigation of comparable plots

Location	Characteristics	ground	const m2	Price ($)	Unit P.	Name/telephone
		m2			($/m2)
1 Tijuana Rosarito Hway (conventions center)	Regular flat plot	100,000	195,000,000		1,950.00	Promotor 664-503-0074
2 Entrance to Playa de Rosarito (centric plot)	Regular flat plot	2,000	4,955,580		2,477.79	Promotor 664-204-4962
3 Playas de Tijuana Development Toll Road	Irregular accidently shaped plot	40,000	47,196,000		1,179.90	Promotor 664-503-0074
4 Playas de Rosarito (South área of Rosarito)	Plot with irregular hills	200,000	161,460,000		807.30	Promotor 664-316-06-30
5 Playas de Rosarito (Centric Area)	Regular plot with services	36,000	26,710,691		741.96	Promotor 664-396-9958
6 Playas de Rosarito km 49 (Los Arenales)	Plot with regular hills	133,000	324,508,000		2,439.91	Promotor 664-686-2120
				Average	1,599.48

Considering the value of the plot from a static residual procedure: F = [VI (1 - b)] - Pn									Construction prices of similar types (with basis in costs handbooks)
Type of Real					Payments	Payments		Unit Value		Unit P.
Estate	b	[VI (1 - b)]	Payments	Depreciation	Net ($/m2)	totals	[VI(1-b)]-Pn	($/m2)	Source	($/m2)
	1.00	0		0.25	-	0	0	1,950	Handbook or costs reference No. 1	5,500.00
	1.00	0		0.25	-	0	0	2,478	Characteristics of the type of housing 1
	1.00	0		0.25	-	0	0	1,180	Handbook or costs reference No. 2	5,500.00
	1.00	0		0.25	-	0	0	807	Characteristics of the type of housing 2
	1.00	0		0.25	-	0	0	742	Handbook or costs reference No. 2	5,500.00
	1.00	0		0.25	-	0	0	2,442	Characteristics of the type of housing 2
							Average	1,599.48	Average	5,500.00

The comparison is made with respect to the characteristics of the appraised lot

Sur. M2	Unit ($/m2)	Area	Locat.	Front	Form	Surf.	Com	Resulting F	Unit V.($/m2)	Efficiency factor in appraised real estate
100,000	1,950	0.90	1.00	0.95	1.00	1.00	0.90	0.77	1,500.53	Zone	1.00
Factors used in offer 1
2,000	2,478	0.90	1.00	1.00	1.00	1.00	0.90	0.81	2,007.01	Location	1.00
Factors used in offer 2
40,000	1,180	1.00	1.00	1.00	1.00	1.00	0.90	0.90	1,061.91	Front	1.00
Factors used in offer 3
200,000	807	1.00	1.00	0.90	1.00	1.00	1.00	0.90	726.57	Form	1.00
Factors used in offer 4
36,000	742	1.00	1.00	1.00	1.00	1.00	1.00	1.00	741.96	Surface	1.00
Factors used in offer 5
133,000	2,440	0.90	1.00	1.00	1.00	1.00	1.00	0.90	2,195.92	Other	1.00
Factors used in offer 6
								Average	1,372.32	Resulting F	1.00

Lot type	Unitary Value Applied to the Ground			1,370.00		Value Area				Value Band		1.00
Plot
Fraction Plot	Area / m2	Unit.	Efficiency factors							Net Unitary Value	Proportion	Partial value of the plot
		Value	Area	Locat.	Front	Form	Surface	Other	F Re.
120,000.00		1,370.00	1.00	1.00	1.00	1.00	1.00	1.00	1.00	1,370	1.00	164,400,000.00
General Polygon

Total surf. plot		120,000.00	m2						Total value of plot		164,400,000.00
Constructions
Types of construction	Use (key)	Class (key)	Age in years	V.U.T. in years	Area m2	New V.R.	Age factor	Conservation factor	Other (explain)	F Re.	Net V.R. ($/m2)	Constructions partial value

Total constructions surface					0.00			Total value of the constructions			0.00

Accessory surface						Construction Surface

Common areas and premises (only in condominiums)
Key	Description	Unit	Amount	New V.R.	Age in years	V.U.T. in years	Age factor	Conservation factor	F Re.	Net V.R. ($/m2)	Proportion	Common areas partial value

							Total value of the common areas and premises				0.00

Total constructions surface				0.00			Total value of the constructions			0.00

Accessory surface					Construction Surface

Additional elements (special premises, complementary works and accessory elements)
Key	Description	Unit	Amount	New V.R.	Age in years	V.U.T. in years	Age factor	Conservation factor	F Re.	Net V.R. ($/m2)	Partial value Additional Elements

		Additional elements (special premises complementary works)								0.00

(Illegible Signature)	(Illegible Signature)
Seal that reads: (VALUATION UNIT 09064 APPRAISALS CERTIFICATION ABC CAPITAL, S.A., Institución de Banca Múltiple ANA LAURA PALAZUELOS ILLADES 0903492)

ABCCAPITAL	Blvd. Manuel Avila Camacho, Colonia Lomas de Chapultepec C.P. 11000 Delegacion Alvaro Obregon Mexico D.F.

IV. CONCLUSIONS
IV.1 SUMMARY OF VALUES

COMPARATIVE MARKET APPROACH
(COMPARATIVE MARKET VALUE)	$164,400,000.00

COSTS APPROACH
(PHYSICAL OR DIRECT VALUE, NET OF REPLACEMENT)	$164,400,000.00

CAPITALIZATION APPROACH
NON APPLICABLE
RESIDUAL APPROACH
(RESIDUAL VALUE)	NON APPLICABLE

CONSIDERATIONS PRIOR TO CONCLUSION

FROM THE ANALYSIS OF THE VALUES OBTAINED THROUGH THE DIFFERENT APPROACHES, AND CONSIDERING THE DEVELOPMENT OF THE MARKET IN THE AREA OF INFLUENCE OF THE REAL ESTATE, IT IS CONCLUDED THAT THE VALUE OBTAINED THROUGH THE MARKET APPROACH, IS THE ONE THAT BEST REFLECTS ITS COMMERCIAL VALUE; WHICH AMOUNT IS:

$164,400,000.00

V.- CONCLUSION

COMMERCIAL VALUE	$164,400,000.00

<<<<<<<<<THAT IS, ONE HUNDRED SIXTY FOUR MILLION FOUR HUNDRED THOUSAND PESOS 00/100 LEGAL CURRENCY IN THE UNITED MEXICAN STATES>>>>>>>>>>

THIS AMOUNT CONVERTED TO U.S. DOLLARS AT THE EXCHANGE RATE OF $12.73 PESOS PER DOLLAR, AMOUNTS TO THE SUM OF U.S. CY. $12’914,375.490 DLLS.

THAT IS: TWELVE MILLION DOLLARS 49/100 LEGAL CURRENCY IN THE UNITED STATES OF AMERICA

THIS AMOUNT REPRESENTS THE COMMERCIAL VALUE OF THE REAL ESTATE AS OF: FEB 08, 2013

PROFESSIONAL APPRAISER SIGNATURE (Illegible Signature)	COMPTROLLER SIGNATURE (Illegible Signature)
MR. MARCELO GONZÁLEZ ALVEAR SHF REG: 0400663 SPECIALIZATION: REAL ESTATES MUNICIPAL TAX REGISTRY: PV-023/99	MRS. ANA LAURA PALAZUELOS ILLADES SHF REG: 0903492 SPECIALIZATION: REAL ESTATES VALUATION UNIT ABC CAPITAL S.A. INSTITUCIÓN DE BANCA MÚLTIPLE
Seal that reads: (VALUATION UNIT 09064 APPRAISALS CERTIFICATION ABC CAPITAL, S.A., Institución de Banca Múltiple ANA LAURA PALAZUELOS ILLADES 0903492)

ABCCAPITAL	Blvd. Manuel Avila Camacho, Colonia Lomas de Chapultepec C.P. 11000 Delegacion Alvaro Obregon Mexico D.F.

PHOTOGRAPHS

(Photograph)	(Photograph)

SURROUNDINGS	SURROUNDINGS

(Photograph)	(Photograph)

INTERIORS	INTERIORS

(Photograph)	(Photograph)

INTERIORS	INTERIORS

(Illegible Signature)	(Illegible Signature)
Seal that reads: (VALUATION UNIT 09064 APPRAISALS CERTIFICATION ABC CAPITAL, S.A., Institución de Banca Múltiple ANA LAURA PALAZUELOS ILLADES 0903492)

ABCCAPITAL	Blvd. Manuel Avila Camacho, Colonia Lomas de Chapultepec C.P. 11000 Delegacion Alvaro Obregon Mexico D.F.

MAP OF THE POLYGON

(Map pf the polygon)

(Construction Chart for Fraction 33-1)

(Illegible Signature)	(Illegible Signature)
Seal that reads: (VALUATION UNIT 09064 APPRAISALS CERTIFICATION ABC CAPITAL, S.A., Institución de Banca Múltiple ANA LAURA PALAZUELOS ILLADES 0903492)

GobBC	Exhibit “D”	CESPT
STATE GOVERNMENT	Instrument No. 5335	State Commission of Public
	Volume No. 178	Services of Tijuana

The undersigned, MR. JOSÉ MANUEL MEZA ORTEGA, Sub-Collector of Income of the state ascribed to the STATE COMMISSION OF PUBLIC SERVICES OF TIJUANA, in accordance with the data contained in the files of this Entity.

CERTIFIES:

That the plot of land owned by: ROSENDA LOMELI, which characteristics are described below:

CADASTRAL CODE:	EM-033-001
SURFACE:	120,000.00 SQUARE METERS
LOCATION:	SEVENTH C., PARCEL 33

“EXCEPT FOR ERROR OR OMISSION”, In the following manner: according to inspection 66014533

It reports being a plot in a zone without potable water and sanitary sewerage systems, by the STATE COMMISSION OF PUBLIC SERVICES OF TIJUANA. Therefore, the payments of the corresponding rights for the connection and installations upon definition of the land use and granting of feasibility by the STATE COMMISSION OF PUBLIC SERVICES OF TIJUANA, which reserves the right to collect any tax credit followed in its moment. -----------------------------------------------------------------------------------------------------------------------------------------------------

In the city of Tijuana, B.C. with the previous payment of the corresponding rights, according to the receipt dated February 13, 2013, this certification is issued on February 14, 2013, per request of interested party and for the applicable legal effects.

SINCERELY

(illegible signature)

 MR. JOSE MANUEL MEZA ORTEGA

SUB-COLLECTOR OF INCOME OF THE STATE

ADSCRIBED TO THE STATE COMISSION OF PUBLIC SERVICES OF TIJUANA

(illegible signature)

Blvd. Federico Benítez #4057
20 de Noviembre
Tijuana, B.C. México, C.P. 22430
Tel. (664) 104-7700

Government of the State of Baja California

Public Registry of Property and Commerce in PLAYAS DE ROSARITO

REGISTRATION CERTIFICATE

THE PUBLIC SUBREGISTRAR OF PROPERTY AND COMMERCE IN PLAYAS DE ROSARITO, BAJA CALIFORNIA, MRS. MARIA GUADALUPE MORALES HUERTA

CERTIFIES

That after carrying out the search for 1 period of 5 years in the existing files of the Public Registry of Property and Commerce, it was found registered:

In the name of:

ROSENDA LOMELI

The Real Estate(s) identified as:

Lot: FRACTION 33-1 RESULTING FROM THE SUBDIVISION OF THE PARCEL 33 Z-1 P-2/5, EJIDO MAZATLAN of this city with a surface of 120,000.00 M2., WITH THE FOLLOWING MEASURES AND BOUNDARIES:

NORTHEAST:	184.622 M. WITH CFE EXPROPRIATION 4.638 M. WITH FRACTION 33-4
154.720 M. WITH PARCEL NUMBER 32
351.963 M. WITH PARCEL NUMBER 32
SOUTHEAST:	551.276 M. WITH FRACTION 33-2
15.240 M. WITH FRACTION 33-3
0.194 M. WITH CORETT EXPROPRIATION
SOUTHWEST:	4.750 M. WITH FRACTION 33-3
NORTHWEST:	12.043 M. WITH FRACTION 33-3
15.015 M. WITH FRACTION 33-3
40.274 M. WITH FRACTION 33-3
19.781 M. WITH FRACTION 33-3
44.835 M. WITH CORETT EXPROPRIATION
14.682 M. WITH FRACTION 33-4
0.116 M. WITH CORETT EXPROPRIATION
16.319 M. WITH CORETT EXPROPRIATION
14.781 M. WITH FRACTION 33-5
90.193 M. WITH CORETT EXPROPRIATION

Registered Under:

Entry 6029984, CIVIL Section, dated October 5, 2011.

PROPERTY TITLE Entry 6029567 CIVIL Section, dated August 9, 2011.

Which reports the following note(s):

Flyer: 584915	*584915*	Page 1 of 2

Analyst: Mr. ASER ABINDAB OCAMPO VALDEZ

Government of the State of Baja California

Public Registry of Property and Commerce in PLAYAS DE ROSARITO

REGISTRATION CERTIFICATE

*OFFICIAL WRIT OF RECTIFICATION Entry: 6031681 dated: AUGUST 06, 2012, and with time: 01:08

OFFICIAL WRIT	OFFICIAL WRIT NUMBER RAN/BC/DEL/3619/2012 DATED JULY 10, 2012, SENT BY THE DELEGATE OF THE NATIONAL AGRARIAN REGISTRY IN THE STATE OF BAJA CALIFORNIA, MR. FERNANDO DEL RAYO RAMÍREZ. ISSUED IN THE CITY OF MEXICALI, B.C.

RELATING TO	THE RECTIFICATION OF THE PROPERTY TITLE NUMBER 3834, DATED AUGUST 02, 2011, ISSUED BY THE NATIONAL AGRARIAN REGISTRY SINCE, DUE TO AN INVOLUNTARY ERROR, IT REGISTERED, IN AN INCORRECT MANNER, THE DATE OF THE MINUTES OF THE MEETING.

CLAUSES TO AMEND	IT READS: LOMELI ROSENDA IN ACCORDANCE WITH THE MINUTES OF THE MEETING DATED JANUARY 09, 1999.

TO READ AS FOLLOWS	IT SHALL READ: LOMELI ROSENDA IN ACCORDANCE TO THE MINUTES OF THE MEETING DATED MARCH 26, 2011.

WHICH DOES NOT REPORT ENCUMBRANCES

This certification is issued, having seen the Notes Report duly updated to this date, in PLAYAS DE ROSARITO, BAJA CALIFORNIA, ON FEBRUARY 18, 2013.

THE PUBLIC SUB-REGISTRAR OF THE PROPERTY AND COMMERCE

MRS. MARIA GUADALUPE MORALES HUERTA

ADVANCED ELECTRONIC SIGNATURE:

MIMBw34GCSqGSIb3DQEHA6CDAcNuMIMBw2KCAQAxxgHHMIIBwwIBADCCASowggEjMREwDwYDVQQHEwhNZXhpY2FsaTEYMBYGA1

UECBMPQmFqYSBDYWxpZm9ybmlhMQswCQYDVQQGEwJNWDEOMAwGA1UEERMFMjEwMDAxJjAkBgNVBAkTHUNhbHphZGEgSW5K

zxBlbmRlbmNpYSBOby4gOTkOMSkwJwYDVQQDEyBBdXRvcmlkYWQgQ2VydGlmaWNhZG9yYSBkZWwgROVCQzEpMCcGA1UECxMgRG

lyZWNjaW9ulEdlbmVyYWwgZGUgSW5mb3JtYXRpY2ExLzAtBgNVBAoTJkdvYmllcm5vlGRlbCBFc3RhZG8gZGUQmFqYSBDYWxpZm9ybml

hMSgwJgYJKoZlhvcNAQkBFhlhdXRvY2VydGlmaWNhQGJhamEuZ29iLm14AgEqMA0GCSqGSIb3DQEBAQUABIGAizUzeI1ytEjVNRGotwhK

Authenticity code: 2026475

To Verify the Authenticity of the filing, consult in: http:www.bajacalifornia.gob.mx/rppc

Flyer: 584915	*584915*	Page 2 of 2

Analyst: Mr. ASER ABINDAB OCAMPO VALDEZ

Exhibit H

Instrument No. 5335

Volume No. 173

SUCCESSION OF ASSETS OF
ROSENDA LOMELÍ LUNA
COMMENCEMENT

FIRST INSTANCE CIVIL JUDGE OF

THE JUDICIAL DISTRICT OF PLAYAS

DE ROSARITO B.C.

PRESENT.

LOURDES VALDIVIA LOMELI AND ADRIANA VALDIVIA LOMELI, Mexican citizens with legal age, with domicile to hear and receive all kinds of notices, in the street Ortiz Campoy number 2000, of Zona Centro of this city and authorizing: Messrs. Antonio Ramos Ruiz, Rebeca Castillo Paredes and/or Leonardo Ramírez Venegas to receive such and any other ordered document on our behalf, we respectfully appear before You to state:

That by means of this writ, WE APPEAR in time and legal form, TO DENOUNCE THE LEGITIMATE SUCCESSION OF ASSETS OF OUR DECEASED MOTHER ROSENDA LOMELI LUNA, in order for such to be filed in the corresponding legal conditions, evidencing the capacity that we hold by means of the birth certificate shown by us, stating the following:

FACTS

1.- As evidenced with the certified copy of the death certificate attached to this writ, our mother Mr. ROSENDA LOMELÍ LUNA, died in the city of Tepic state of Nayarit, on August 06, 2012.

2.- Our mother give birth to 2 (two) daughters from which the undersigned survive, stating that she was a widow, and whose names are, LOURDES AND ADRIANA, BOTH WITH LAST NAMES VALDIVIA LOMELÍ, as evidenced in the birth certificates mentioned above, likewise, we shall evidence such circumstance in the witnesses declaration, both of us being of legal age, as evidenced with the certified copies of the corresponding birth certificates.

3.- To our knowledge, the deceased individual did not grant any testamentary provision, and we do have knowledge that she has several assets in this city and a house in the city of Tepic Nayarit, as we will evidence when we prepare the corresponding inventory, being important to mention that our mother died in the city of Tepic Nayarit, as she was on vacation, and due to her health condition, which complicated, she could no longer travel to this city, so she was admitted in a clinic and intervened surgically with not much favorable results, until her death, stating that our mother already had been residing for approximately six months in the city of Tepic Nayarit, as from the month of January of this year, although she resided all her life in this city of Playas de Rosarito Baja California.

4.- The undersigned are the only heirs of the author of the Succession, as we shall evidence so with the testimonial information referred to in article 786 of the Civil Procedures Code for the State.

SUPERIOR COURT OF JUSTICE OF THE STATE FIRST INSTANCE CIVIL COURT OF THE JUDICIAL PARTY OF PLAYAS DE ROSARITO, B.C.

DATE: 22/AUGUST/12     TIME: 14:07

FILE NUMBER: 832/2012

TRIAL: LEGITIMATE SUCCESSION OF THE ASSETS OF ROSENDA LOMELI LUNA

PLAINTIFF: LOURDES VALDIVIA LOMELI AND OTHER

DEFENDANT: / / / / / / /

PAGE: TWO (02)

EXHIBITS: DEATH CERTIFICATE AND TWO BIRTH CERTIFICATES…

SECRETARY OF RESOLUTIONS: LILIANA VALENCIA MATUS

NOTIFIER: MS. MARISOL JORGE OSUNA.

RECEIVED:

JUAN PABLO SOBERANES RUELAS

FILE NUMBER: 832/2012.

In Playas de Rosarito, Baja California, on December ten, two thousand twelve. -----------

--- The writ identified with the local registry number 13,822, filed by Lourdes Valdivia Lomelí and Adriana Valdivia Lomelí, with the legal capacity that has been duly recognized within these proceedings, is attached to the rulings, to be filed as legally appropriate. -------------------------------------------------------------------------------------------------------

--- As requested by the plaintiffs in the referred writ, in first place, and supporting the provisions of article 76 of the Civil Procedural Code in force for this Federative Entity, they are considered as being implicitly notified and accepting the final resolution issued within these procedures, dated December seven, two thousand twelve, (visible in pages 45 and 46 of the proceedings) in each and all of its terms and legal scope, for the applicable legal effects. Consequently, it is hereby stated that the mentioned resolution HAS BEEN CONSIDERED AS FINAL, for the applicable legal consequences, pursuant to the provisions of section I of article 421 of the mentioned legal document.- Likewise and in compliance with the second resolving item of the resolution mentioned above; consequently, send an OFFICIAL WRIT to the Notary Public number eighteen, Mr. RAMÓN ANDRÉS GRACIANO DUEÑAS, with known domicile in such City, returnable to this Court, to the effect of formalizing the adjudication resolution, the foregoing for the applicable legal effects.- Likewise, return each and every one of the documents showed during the course of this procedure, after their comparison, certification, and acknowledgement of receipt is attested in this file.- The professional mentioned in the referred writ is hereby authorized to receive such documents and the ordered certified copies. In its opportunity, file this matter as fully completed, with the previous preparation of the corresponding notes in the Government Book. --------------------------------------------------

--------------------------------------------------- NOTIFY. ------------------------------------------------------

--- Thus was agreed and executed by the First Civil Instance Judge of Playas De Rosarit, Baja California, Mr. HUMBERTO TAMAYO CAMACHO, before his Secretary of Resolutions, Mrs. JETSABEL FRAUSTO MARTÍNEZ, who authorizes and attests. -----------

----------------------------------

(illegible signature)	(illegible signature)

--- The legal publication was made in the number 012307 of the Judicial Gazette dated January 07, 2013. ATTESTED. (illegible signature) --------------------------------------------

----------- On January 10, 2013, at twelve hours, the mentioned notice, published by the number 012307 of the Judicial Gazette dated January 07, 2013, became effective. ATTESTED. (illegible signature). ----------------------------------------------------------------------------

-----------------

TRIAL: SUCCESSORY OF
ASSETS OF ROSENDA
LOMELÍ LUNA ALSO KNOWN
AS ROSENDA L. DE VALDIVIA
FILE: 832/2012

FIRST INSTANCE CIVIL JUDGE

OF PLAYAS DE ROSARITO, B.C.

PRESENT.

Lourdes Valdivia Lomelí and Adriana Valdivia Lomelí, the former as executor and the latter as coheir of the succession, with the capacity duly recognized in the rulings of the trial indicated at the heading, we respectfully appear before You, First Instance Civil Judge, to state:

That by means of this writ and in accordance with the provisions of paragraph I of article 421 of the Civil procedural Code for the State, we appear to state our agreement with the resolution and to that same effect, to request that such becomes definitive. (Handwriting: Likewise, the return of documents, authorizing Mr. Antonio Ramos Ruiz to receive them).

Due to the foregoing, we request to You, First Instance Civil Judge.

Sole.- To resolve in accordance with the request included in this writ.

SWORN AS REQUIRED

Playas de Rosarito Baja California at the date of its Filing

(Illegible signature)	(Illegible signature)
Lourdes Valdivia Lomelí	Adriana Valdivia Lomelí

WHEREAS:

SOLE.- Attending to the preformed acts and the documents shown in files, LOURDES and ADRIANA, both with last names VALDIVIA LOMELÍ, as daughters of the author of the succession, are declared as the sole and universal legitimate heirs of the Assets of ROSENDA LOMELÍ LUNA, also known as ROSENDA L. DE VALDIVIA, due to the death of their mother; and upon conclusion of each and all the sections relating to this successor trial, and approval of the distribution proposal, jointly with the consistent documents: Certified copy of the property Title number 000000003834, issued by the National Agrarian Registry and the receipt of payment of the real estate tax issued by the Municipal treasury of this City; therefore, it is appropriate to adjudicate in favor of LOURDES and ADRIANA, both with last names VALDIVIA LOMELÍ, the estate consisting of: parcel number 33 Z-1 P 2/5, of Ejido Mazatlán, in the Municipality of Playas de Rosarito with a surface of 20-04-59.64 HA, TWENTY HECTARES, FOUR AREAS, FIFTY NINE POINT SIXTY FOUR CENTIARES; registered in the Public Registry of Property of this City under the entry number 6029567, civil section, dated August 09, 2011, which also has the following boundaries and measures: to the North: 320.373 M. WITH AN EXPROPRIATION OF THE FEDERAL ELECTRICITY COMMISSION; To the East: 609.199 M. WITH LAND CORRESPONDING TO MINOR PROPERTY; to the South, IN IRREGULAR LINE 419.649 M. WITH AN EXPROPRIATION OF CORETT; to the West, in 506.680 M. WITH PARCEL 32; the foregoing in accordance with the distribution proposal, and with respect to which there was no opposition, consequently, it is--------------------------------

RESOLVED:

FIRST.- The real estate described above is adjudicated in favor of LOURDES and ADRIANA, both with last names VALDIVIA LOMELÍ, and in the terms of the sole whereas of this resolution.------------------------------------------------------------------------

SECOND.- In its opportunity, send the original rulings to the Notary Public elected by the interested party, to the effect of adjudicating and formalizing the corresponding deed.----------------------------------------------------------------------------------------

THIRD.- NOTIFY.------------------------------------------------------------------------ --- -----

- - - THUS, definitely judging, THE FIRST INSTANCE CIVIL JUDGE OF PLAYAS DE

ROSARITO, MR. HUMBERTO TAMAYO CAMACHO resolved and executed, before the Secretary of Resolutions, who authorizes and attests.-----------------------------------

(illegible signature)	(illegible signature)

--- The legal publication was made in the number 012306 of the Judicial Gazette dated December 10, 2012. ATTESTED. (illegible signature) ----------------------------------------

--------------- On January 07, 2013, at twelve hours, the mentioned notice, published by the number 012306 of the Judicial Gazette dated December 10, 2012, became effective. ATTESTED. (illegible signature). ----------------------------------------------------------------------------

JUDICIAL BRANCH	JUDICIAL BRANCH OF THE STATE OF BAJA
SUPERIOR COURT OF	CALIFORNIA
JUSTICE OF THE
STATE	FIRST INSTANCE CIVIL COURT PLAYAS DE
ROSARITO

FILE NUMBER: 832/2012

--- In the city of Playas de Rosarito, Baja California, on December seven, two thousand twelve. ---------------------------------------------------------------------------------------

--- HAVING SEEN the rulings of the file number 832/2012 related to issue the ADJUDICATION RESOLUTION, in related to THE LEGITIMATE SUCCESSORY TRIAL OF THE ASSETS OF MRS. ROSENDA LOMELÍ LUNA, also known as MS. ROSENDA L. DE VALDÍVIA, and:

RESULTING:

--- I.- That by means of the writ filed on August twenty two, two thousand twelve, LOURDES and ADRIANA, both with last names VALDIVIA LOMELÍ and in their capacity as daughters of the deceased individual, appeared before this Court, denouncing the death without will of ROSENDA LOMELI LUNA also known as ROSENDA L. DE VALDIVIA, and mainly state “… As evidenced with the certified copy of the death certificate attached to this writ, our mother Mrs. ROSENDA LOMELI LUNA, who died in the city of Tepic state of Nayarit on August 6, 2012… Our mother procreated 2 (two) daughters, from which the undersigned survive, stating that she was a widow and whose names are LOURDES and ADRIANA, BOTH WITH LAST NAMES VALDIVIA LOMELÍ, as evidenced with the birth certificates…. To our knowledge, the deceased individual did not grant any testamentary provision, and we do have knowledge that she has several assets in this City and one house in the City of Tepic Nayarit... the undersigned are the sole heirs of the author of the Succession… ----------------------------------------------------------

--- II.- After remedying the prevention imposed in rulings as resolved on September three, two thousand twelve, the undersigned Judge became the knowing judge, considering this Legitimate Succession as initiated, on August six, two thousand twelve, in terms of articles 145, 146, 157 section V of the Civil Procedures Code in force for Baja California, as well as article 85 of the Organic Law of the Judicial Branch of the State, ordering the corresponding intervention of the Social Representation; the respective official writs were delivered to the General Archive of Notaries in the State with residence in the City of Mexicali, Baja California and the Public Registrar of the Property and Commerce of this city; who informed that the author of the succession did not leave any testamentary provision, and in addition, LOURDES VALDIVIA LOMELÍ was appointed as EXECUTOR of this succession, and after accepting and ratifying such office, she was discerned in the exercise thereof pursuant to the terms of the law. --------------------------------------------

--- Likewise, the testimonial information referred to in article 786 of the Civil Procedures Code was received. On the other hand, and after the plaintiffs evidenced the relationship of the author of the succession with their corresponding birth certificates; likewise, by means of the ruling dated October twenty six of this year, LOURDES AND ADRIANA, both with last names VALDIVIA LOMELÍ, in their capacity as daughters of the deceased individual, were declared as the sole and universal heirs of this legitimate succession.- By means of the writ dated November twenty two, two thousand twelve, the second section was formed with the INVENTORY and APPRISAL of the asset comprising the estate, declaring as concluded and approved in each and all of the terms of such section and, in addition, the THIRD SECTION called MANAGEMENT, was declared initiated; and by writ filed on December four, of this year, which was signed by the plaintiffs, and resolved by the ruling dated December six, two thousand twelve, in which the third section was declared as concluded and approved, since there was no need to submit an account; likewise, in the same ruling, the FOURTH SECTION called DISTRIBUTION was initiated, having approved the partition of the real estate comprising the estate, and it was ordered to place the rulings at the disposal of the undersigned to issue this resolution, and: -------------------------------------------------------

--- The legal publication was made in the number 012306 of the Judicial Gazette dated December 10, 2012. ATTESTED. (illegible signature) ----------------------------------------

--------------- On January 07, 2013, at twelve hours, the mentioned notice, published by the number 012306 of the Judicial Gazette dated December 10, 2012, became effective. ATTESTED. (illegible signature). ----------------------------------------------------------------------------

FILE NUMBER: 832/2012.

In Playas de Rosarito, Baja California on December six, two thousand twelve. ---

--- The writs identified with the local promotion registry number 13,575 and 13,578, the former filed by Mr. ANTONIO RAMOS RUIZ and the latter filed by LOURDES and ADRIANA, both with last names VALDIVIA LOMELI, with the capacity that has been duly recognized in this succession, were attached to the rulings, to be filed as legally appropriate. --------------------------------------------------------------------------

--- As requested by the plaintiffs in the mentioned writs, they are considered as showing the certified copy of the full domain certificate issued by the Notary Public number One of this city Mr. Luis A. Durazo Bazua, on the real estate forming part of the inventory showed in rulings, and thereby evidencing the ownership thereof, consequently, and considering the procedural state of this trial, the THIRD SECTION, called MANAGEMENT, is considered concluded, pursuant to article 772 of the mentioned Adjective Code, which is approved, as there is no need to render administration accounts, pursuant to articles 817 and 837 of the Adjective Code for this matter in force for this State. Finally, and based on article 773 of the mentioned legal document, the FOURTH SECTION called PARTITION within this trial, is considered initiated, in accordance in article 849 the mentioned legal document, the fourth section is approved, and a call is made for hearing the ADJUCITATION RESOLUTION applicable in law. -----------------------------------------

---------------------------------------------- NOTIFY. ---------------------------------------------------

--- Thus was agreed and executed by the First Instance Civil Judge of Playas de Rosarito, Baja California, Mr. HUMBERTO TAMAYO CAMACHO before his Secretary of Resolutions Ms. JETSABEL FRAUSTO MARTINEZ, who authorizes and attests. ----------------------------------------------------------------------------------------------

(illegible signature)	(illegible signature)

---In the number 012306 of the Judicial Gazette dated December 10, 2012, the law was published. Attest. (illegible signature) ----------------------------------------------------------------------

---On January 07, 2013, at the twelve hours was effective the mentioned notice, published by the number 2306 of the Judicial Gazette dated December 10, 2012. Attest. (illegible signature). ---------------------------------------------------------------------------------------------------------

TRIAL: SUCCESSORY OF
ROSENDA LOMELÍ LUNA ALSO
KNOWN AS ROSENDA
L. DE VALDIVIA
FILE: 832/2012

FIRST INSTANCE CIVIL JUDGE

OF PLAYAS DE ROSARITO, B.C.

PRESENT.

Lourdes Valdivia Lomelí and Adriana Valdivia Lomelí, the former as executor and the latter as coheir of the succession, with the capacity duly recognized in the rulings of the trial indicated at the heading, respectfully we appear before You, First Instance Civil Judge, to state:

That by means of this writ we appear to insist on the closing of the third section of management and rendering of accounts, where there are no accounts to render, and the opening of the fourth and last section, to issue the corresponding resolution and send the file, via official writs, to the Notary Public mentioned above.

Due to the foregoing, we request to You, First Instance Civil Judge of the Judicial Party of Playas de Rosarito, I request.

Sole.- To resolve in accordance with the request included in this writ.

SWORN AS REQUIRED

Playas de Rosarito Baja California at the date of its Filing

(Illegible signature)	(Illegible signature)
Lourdes Valdivia Lomelí	Adriana Valdivia Lomelí

TRIAL: SUCCESSORY OF
ROSENDA LOMELÍ LUNA
ALSO KNOWN AS ROSENDA
L. DE VALDIVIA
FILE: 832/2012

FIRST INSTANCE CIVIL JUDGE

OF PLAYAS DE ROSARITO, B.C.

PRESENT.

Mr. Antonio Ramos Ruiz, with the capacity duly recognized in the rulings of the trial indicated at the heading, I respectfully appear before You, First Instance Civil Judge, to state:

That by means of this writ I appear to submit the full domain certificate (disincorporation of the parcel from the ejido Poblado Mazatlán), in the name of the deceased individual and for such to be filed a necessary for the applicable legal effects.

Due to the foregoing, I request to You, First Instance Civil Judge of the Judicial Party of Playas de Rosarito.

Sole.- To resolve in accordance with the request included in this writ.

SWORN AS REQUIRED

Playas de Rosarito Baja California at the date of its Filing

(Illegible signature)

Mr. Antonio Ramos Ruiz

TRIAL: SUCCESSORY OF
ASSETS OF ROSENDA
LOMELÍ LUNA ALSO KNOWN
AS ROSENDA L. DE VALDIVIA
FILE: 832/2012

FIRST INSTANCE CIVIL JUDGE

OF PLAYAS DE ROSARITO, B.C.

PRESENT.

LOURDES VALDIVIA LOMELÍ and ADRIANA VALDIVIA LOMELÍ, the former as executor and the latter as coheir, which capacity is duly recognized in the rulings of the trial indicated at the heading, we respectfully appear before You, First Instance Civil Judge, to state:

That by means of this writ we appear to appoint, the former of the undersigned that, in accordance with the Third Section, which has been commenced and I state that there are no accounts to render, as there are no earnings from the real estate of which we are heirs, with respect to the Management, and to that same effect we request the closing of the third Section, and the commencement of the fourth and last section and where the subscribed request our appointing as coheirs of the mentioned real estate, as no subdivision will be made, and rather we will be co-owners thereof, likewise once the corresponding resolution is issued we request that for the formalization of the corresponding deed, a letter rogatory is delivered to the judicial party of the city of Tijuana Baja California, in order to prepare the formalization before the Public Notary Number 18, Mr. Ramón Andres Graciano Dueñas.

Due to the foregoing, we request to You, First Instance Civil Judge.

Sole.- To resolve in accordance with the request included in this writ.

SWORN AS REQUIRED

Playas de Rosarito Baja California at the date of its Filing

(Illegible signature)	(Illegible signature)
LOURDES VALDIVIA LOMELÍ	ADRIANA VALDIVIA LOMELÍ

FILE NUMBER 832/2012.

--- In Playas de Rosarito, Baja California, on November twenty two, two thousand twelve. ---------------------------------------------------------------

--- The writ identified with the local registry number 12,747, filed by LOURDES VALDIVIA LOMELÍ and ADRIANA VALDIVIA LOMELÍ, the former as executor of the succession and the latter as coheir in this succession, which capacity is duly recognized in this trial, was attached to the rulings, to be filed as legally appropriate. -------------------------------

--- As requested by the plaintiff, considering the procedural stage of this procedure, the executor LOURDES VALDIVIA LOMELI is hereby deemed as having submitted the inventory and appraisals, and the coheir ADRIANA VALDIVIA LOMELI is hereby considered as agreeing with such.- Consequently, in accordance with article 810 of the Civil Procedure Code in this Federative Entity, the SECOND SECTION relating to INVENTORY AND APPRAISAL is approved and declared concluded, for the applicable legal effects.- Likewise, in accordance with article 772 of the Civil Procedures Code for Baja California, the THIRD SECTION called MANAGEMENT, of this succession, is declared initiated. ----------------------------------------------------------------------

----------------------------------------- NOTIFY. ----------------------------------------

--- Thus was agreed and executed by the First Instance Civil Judge of Playas de Rosarito, Baja California, Mr. HUMBERTO TAMAYO CAMACHO, before his Secretary of Resolutions Ms. JETSABEL FRAUSTO MARTINEZ, who authorizes and attests.-------------------------

(illegible signature)	(illegible signature)

--- The legal publication was made in the number 012297 of the Judicial Gazette dated November 26, 2012. ATTESTED. (illegible signature) ------------------------------------------------------- On November 27, 2012, at twelve hours, the mentioned notice, published by the number 012297 of the Judicial Gazette dated November 26, 2012, became effective. ATTESTED. (illegible signature). ----------------------------------------------------------------------------

TRIAL: SUCCESSORY OF
ROSENDA LOMELÍ LUNA ALSO
KNOWN AS ROSENDA L. DE
VALDIVIA
FILE: 832/2012

FIRST INSTANCE CIVIL JUDGE

OF PLAYAS DE ROSARITO, B.C.

PRESENT.

Lourdes Valdivia Lomelí and Adriana Valdivia Lomelí, as executor and the latter as coheir of the succession, which capacity is duly recognized in the rulings of the trial indicated at the heading, respectfully appear before You, First Instance Civil Judge, to state:

That by means of this writ we appear to submit the inventory 771, of the Civil Procedures Code for the State, to accept the inventory and the appraisals, of the estate of the deceased individual, likewise after acceptance and gathering of that provided by the mentioned article, I request the closing of the second section and the commencement of the Third Section that shall be of management and rendering of accounts, therefore, by this writ, the undersigned coheir accepts as such the content of this writ and in turn the closing of the second and the commencement of the third stage, for which purpose, I shall ratify this writ on the date and time that the obligations of this Court allow so.

The inventory is as follows:

In entry 6029984, of the section, dated October 5, 2011, registered in the Public Registry of Property and Commerce of this city, which consists of 20-40-59.64 Hectares, that is, twenty hectares 4 areas and fifty nine point four centiares, which are under the name of Rosenda Lomeli Luna also known as Rosenda L. de Valdivia, which have measures and boundaries:

TO THE NORTH: 320.373 meters with an expropriation of the Federal Electricity Commission,

TO THE EAST: 609.199 meters with minor property,

TO THE SOUTH: in broke line 419.649 meters with an expropriation of CORETT,

TO THE WEST; in 506.680 meters with parcel 32

Likewise we state that a certified copy of the receipt for payment of the real estate tax is attached to the rulings, in order for it to be taken into account jointly with the data mentioned above.

Due to the foregoing, we request to You, First Instance Civil Judge of the Judicial Party of Playas de Rosarito.

Sole.- To resolve in accordance with the request included in this writ.

SWORN AS REQUIRED

Playas de Rosarito Baja California on the date of its Filing

(Illegible signature)	(Illegible signature)
Lourdes Valdivia Lomelí	Adriana Valdivia Lomelí

TRIAL: SUCCESSORY OF
ROSENDA LOMELÍ LUNA
ALSO KNOWN AS ROSENDA
L. DE VALDIVIA
FILE: 832/2012

FIRST INSTANCE CIVIL JUDGE

OF PLAYAS DE ROSARITO, B.C.

PRESENT.

Lourdes Valdivia Lomelí as executor of the succession, which capacity is duly recognized in the rulings of the trial indicated at the heading, I respectfully appear before You, First Instance Civil Judge, to state:

That by means of this writ I appear to assume as mine, the writ filed by Mr. Antonio Ramos Ruiz, in connection with the ruling dated October 26, 2012, whereby the declaration of heirs and the appointment of executor are made, I appear to request in accordance with article 7771, of the Civil Procedures Code for the State, that the inventory and appraisal of the estate of the deceased individual are accepted, therefore, I hereby attach a certified copy of the real estate tax of the real estate comprising the assets of the succession, likewise, after acceptance thereof and compliance of the provisions set forth in the mentioned article, I request the closing of the second stage and the commencement of the Third Section which shall be of management.

Due to the foregoing, I request to You, First Instance Civil Judge of the Judicial Party of Playas de Rosarito.

Sole.- To resolve in accordance with the request included in this writ.

SWORN AS REQUIRED

Playas de Rosarito Baja California at the date of its Filing

(Illegible signature)

Lourdes Valdivia Lomelí

TRIAL: SUCCESSORY OF
ROSENDA LOMELÍ LUNA
ALSO KNOWN AS
ROSENDA L. DE VALDIVIA
FILE: 832/2012

FIRST INSTANCE CIVIL JUDGE

OF PLAYAS DE ROSARITO, B.C.

PRESENT.

Mr. Antonio Ramos Ruiz, with the capacity duly recognized in the rulings of the trial indicated at the heading, I respectfully appear before You, First Instance Civil Judge, to state:

That by means of this writ and in connection with the ruling dated October 26, 2012, whereby the declaration of heirs and the appointment of executor are made, I appear to request in accordance with article 771, of the Civil Procedures Code for the State, that the inventory and appraisal of the estate of the deceased individual are accepted, therefore, I hereby attach a certified copy of the real estate tax of the real estate comprising the assets of the succession, likewise, after acceptance thereof and compliance of the provisions set forth in the mentioned article, I request the closing of the second stage and the commencement of the Third Section which shall be of management.

Due to the foregoing, I request to You, First Instance Civil Judge of the Judicial Party of Playas de Rosarito.

Sole.- To resolve in accordance with the request included in this writ.

SWORN AS REQUIRED

Playas de Rosarito Baja California at the date of its Filing

(Illegible signature)

Mr. Antonio Ramos Ruiz

FILE NUMBER.- 832/2012

--- In Playas de Rosarito, Baja California on October twenty six, two thousand twelve. ---------------------------------------------------------------------

--- The writ identified with the local registry number 11,026, filed by Mr. ANTONIO RAMOS RUIZ, in his capacity as soliciting attorney of the plaintiffs, with the capacity that they have duly acknowledged in these rulings, to be filed as legally appropriate. ----------------------------------------

--- As requested by the plaintiff in the referred writ, considering the reports provided by the Public Registrar of Property and Commerce of this city, as well as by the Director of the General Archive of Notaries of the State, with residence in the city of Mexicali, Baja California, as well as by him, by means of their respective official writs numbers 703/2012 dated September nineteen, two thousand twelve (visible in page 18 of the proceedings), and DAGNE 2615/2012 dated September ten of this year (visible in page 22); by virtue of which it is evidenced that the author of the succession did not grant any Testamentary provision, and having received the testimonial information referred to in article 786 of the Civil Procedures Code in force for this State, without the existence of any opposition by the Social Representative ascribed to this Court, or by any interested party; likewise, since the relationship of the author of the succession and the plaintiff has been fully evidenced in rulings, LOURDES VALDIVIA LOMELI and ADRIANA VALDIVIA LOMELI as daughters of the deceased individual are declared as the as sole and universal heirs of the legitimate succession of assets of Mrs. ROSENDA LOMELÍ LUNA, also known as ROSENDA L. DE VALDIVIA. Consequently and considering that the plaintiffs, in their writ dated September twenty eight of this year (visible in page 16 of the proceedings), granted their vote in favor of LOURDES VALDIVIA LOMELI, omitting the Meeting of Heirs pursuant to the provisions of article 790 of the Civil Procedures Code in force for this Federative Entity, she is appointed as EXECUTOR of this succession of assets of Mrs. ROSENDA LOMELÍ LUNA, also known as ROSENDA L. DE VALDIVIA; who shall appear before this Court on any business day, at working hours, and provided that the workload allows it, for purposes of the acceptance and protest on the appointed office. -------------------

---------------------------------------- Notify --------------------------------------------

--- Thus was agreed and executed by the First Instance Civil Judge of Playas de Rosarito, Baja California, Mr. HUMBERTO TAMAYO CAMACHO, before his Secretary of Resolutions Ms. JETSABEL FRAUSTO MARTINEZ, who authorizes and attests.-------------------------

(illegible signature)	(illegible signature)

The preceding ruling was published with the number 012281 of the Judicial Gazette dated October 31, 2012. ATTESTED                      . SECRETARY                        .

On November 02, 2012, at twelve hours, the mentioned notice made in the Judicial Gazette number 012281, dated November 02, 2012 referred to in the preceding note, became effective. ATTESTED                        .

TRIAL: SUCCESSORY OF
ROSENDA LOMELÍ LUNA ALSO
KNOWN AS ROSENDA L. DE
VALDIVIA
FILE: 832/2012

FIRST INSTANCE CIVIL JUDGE

OF PLAYAS DE ROSARITO, B.C.

PRESENT.

Mr. Antonio Ramos Ruiz, with the capacity duly recognized in the rulings of the trial indicated at the heading, I respectfully appear before You, First Instance Civil Judge, to state:

That by means of this writ I appear to insist in the writ filed on September 28, 2012, in which we request the closing of the first section and the commencement of the second section, likewise by the declaration of heirs and the appointment of executor.

Due to the foregoing, we request to You, First Instance Civil Judge of the Judicial Party of Playas de Rosarito.

Sole.- To resolve in accordance with the request included in this writ.

SWORN AS REQUIRED

Playas de Rosarito Baja California on the date of its Filing

(Illegible signature)

Mr. Antonio Ramos Ruiz

TRIAL: SUCCESSORY OF
ROSENDA LOMELÍ LUNA
ALSO KNOWN AS
ROSENDA L. DE VALDIVIA
FILE: 832/2012

FIRST INSTANCE CIVIL JUDGE

OF PLAYAS DE ROSARITO, B.C.

PRESENT.

Lourdes Valdivia Lomelí and Adriana Valdivia Lomelí, with the capacity duly recognized in the rulings of the trial indicated at the heading, we respectfully appear before You, First Instance Civil Judge, to state:

That by means of this writ we appear to request our declaration as sole heirs of the deceased individual, considering that the testimonials offered by the undersigned have been completed, with the foregoing the first section is commenced and closed, therefore, article 770 section I, II, III, IV is complied with, so we request the commencement of the second section of inventories, likewise, after the Agent of the Public Prosecutor is notified, Lourdes Valdivia Lomelí is appointed or ratified as executor of this successory trial.

Due to the foregoing, we request to You, First Instance Civil Judge of the Judicial Party of Playas de Rosarito.

Sole.- To resolve in accordance with the request included in this writ.

SWORN AS REQUIRED

Playas de Rosarito Baja California on the date of its Filing

(Illegible signature)	(Illegible signature)
Lourdes Valdivia Lomelí	Adriana Valdivia Lomelí

FILE NUMBER 832/2012.

--- In the city of Playas de Rosarito, Baja California, on September twenty seven, two thousand and twelve. ------------------------------------

--- The Agent of the Public Prosecutor in the State ascribed to this Court is considered as completing the order given by means of the ruling dated September three, two thousand twelve (visible in pages 07 and 08 of the proceedings), without stating any opposition on his part, the foregoing for the applicable legal effects. -----------------------------------

------------------------------------------ NOTIFY. ---------------------------------------

--- Thus was agreed and executed by the First Instance Civil Judge of Playas de Rosarito, Baja California, Mr. HUMBERTO TAMAYO CAMACHO, before his Secretary of Resolutions Ms. LILIANA VALENCIA MATUS, who authorizes and attests.-------------------------

(illegible signature)	(illegible signature)

--- The legal publication was made in the number 012260 of the Judicial Gazette dated October 01, 2012. ATTESTED. (illegible signature) ------------------------------------------------------- On October 02, 2012, at twelve hours, the mentioned notice, published by the number 012260 of the Judicial Gazette dated October 01, 2012, became effective. ATTESTED. (illegible signature). ---------------------------------------------------------------------------------------------

FILE NUMBER.- 832/2012

--- In Playas de Rosarito, Baja California, at thirteen hours with thirty minutes of September twenty six, two thousand twelve, date and hour appointed for the completion of the TESTIMONIAL INFORMATION referred to in article 787 of the Civil Procedures Code within this LEGITIMATE SUCCESSION of assets of ROSENDA LOMELI LUNA, and being this Court legally constituted before the presence of the First Instance Civil Judge of this city, Mr. HUMBERTO TAMAYO CAMACHO, assisted by his Secretary of Resolutions Ms. LILIANA VALENCIA MATUS, who attests.- It is hereby evidenced the appearance of the plaintiffs of this succession, LOURDES and ADRIANA, both with last names VALDIVIA LOMELI, who identify themselves with voting cards with photograph numbers 1260024927409 and 1271056558217 respectively, issued by the Federal Electoral Institute, which original documents are attested to be shown and returned to the plaintiffs, who state to receive them to their conformity, attaching simple copies thereof for better record; assisted by their soliciting attorney, Mr. ANTONIO RAMOS RUIZ.- Likewise, the appearance of the proposed witnesses, MARIA TERESA CAMBEROS LOMELI and LUISA ANGELINA BARBA CAMACHO is attested, who identify themselves with voting cards with photograph numbers 1273024932448 and 1260024926659 respectively, issued by the Federal Electoral Institute, which original documents are attested to be shown and returned to the plaintiffs, who state to receive them to their conformity, attaching simple copies thereof for better record. -----------------

--- Thereafter, the Judge declares this hearing commenced, proceeding to receive the ordinary information; therefore, being present the proposed witnesses, they are warned of the penalties that incurred by those who falsely declare before a judicial authority, stating that they shall act in accordance with the truth, proceeding to the separation of witnesses, remaining solely in this site, MARIA TERESA CAMBEROS LOMELI, who states to be named as mentioned, to be of 61 years of age, born in Tepic, Nayarit, marital status married, dedicated to housework, with current domicile in Avenida Lazaro Cardenas number 92, Colonia Obrera, of this city; and with respect to the legal challenges for witnesses, that she does not have a direct or indirect interest in this matter, states to be friend of the plaintiffs, that she does not depend economically from them; therefore, the hearing carries on, in accordance with the following questions made by the soliciting attorney of the plaintiff, verbally and directly, TO THE FIRST.- THE WITNESS SHOULD STATE IF SHE KNEW MS. ROSENDA LOMELI LUNA ALSO KNOWN AS ROSENDA L. DE VALDIVIA AND, IF SO, SINCE HOW LONG. Qualified as legal, she answered: Yes, I met her over fifty years ago. TO THE SECOND.- THE WITNESS SHOULD STATE IF SHE KNOWS WHICH WAS THE MARITAL STATUS OF MS. ROSENDA LOMELI LUNA ALSO KNOWN AS ROSENDA L. DE VALDIVIA FOR THE TIME DURING WHICH SHE KNEW HER. Qualified as legal, and answered: Yes, widow from Mr. BERNABÉ VALDIVIA. TO THE THIRD.- THE WITNESS SHOULD STATE IF SHE KNOWS OR HAS ACKNOWLEDGE OF THE DATE AND PLACE IN WHICH MS. ROSENDA LOMELI LUNA ALSO KNOWN AS ROSENDA L. DE VALDIVIA DIED. Qualified as legal, she answered: on August six, two thousand twelve in the city of Tepic, Nayarit. TO THE FOURTH.- THE WITNESS SHOULD STATE IF SHE KNOWS AND IS CERTAIN IF MS. ROSENDA LOMELI LUNA ALSO KNOWN AS ROSENDA L. DE VALDIVIA GAVE BIRTH TO CHILDREN AND, IF SO, STATE THE NAMES.- Qualified as legal, and answered: Yes, I know that she had two daughters, ADRIANA and LOURDES. TO THE FIFTH.- THE WITNESS SHOULD STATE IF SHE KNOWS AND IS CERTAIN THAT THERE IS ANY INDIVIDUAL WHO HAS THE SAME OR BETTER RIGHT TO INHERIT BESIDES THE INDIVIDUALS PREVIOUSLY MENTIONED. Qualified as legal, and answered: No, they are the only ones.- TO THE SIXTH.- THE WITNESS SHOULD STATE IF SHE KNOWS AND IS CERTAIN WHICH WAS THE DOMICILE OF MS. ROSENDA LOMELI LUNA ALSO KNOWN AS ROSENDA L. DE VALDIVIA BEFORE DYING.- Qualified as legal, and answered: In Boulevard Benito Juárez number 999, Colonia Echeverría of this City.- TO THE SEVENTH.- THE WITNESS SHOULD STATE IF SHE KNOWS AND IS CERTAIN IF MS. ROSENDA LOMELI LUNA ALSO KNOWN AS ROSENDA L. HAD REAL ESTATES, THAT IS, PROPERTIES.- Qualified as legal, and answered: Yes, she had properties and parcels of the Ejido Mazatlán.- TO THE EIGHT.- THE WITNESS SHOULD STATE IF SHE KNOWS OR HAS KNOWLEDGE IF MS. ROSENDA LOMELI LUNA ALSO KNOWN AS ROSENDA L. GRANTED ANY TESTAMENTARY PROVISION, THAT IS, A WILL.- Qualified as legal, and answered: No, not that I know.- TO THE NINTH.- TO STATE THE REASONS OF HER STATEMENTS: Because they told me and I spent time with her when she was alive.- Thereafter, having read the foregoing, the stating party executes the margins of these minutes as a sign of conformity with her rendered statements.- Therefore the hearing carries on with the additional testimonial of LUISA ANGELINA BARBA CAMACHO, who by her generals states to be named as written, to be of 43 years of age, born in Tijuana, Baja California, marital status single, with occupation as a stylist, with current domicile in Calle Cruz Tronosco number 1087, Colonia Lucio Blanco of this city; and with respect to the legal challenges for witnesses, she stated that she is not a relative of the plaintiffs, and that she only has a friendship relationship with them, does not depend economically from the plaintiff.- Therefore, the hearing carries on as appropriate, and answers in accordance with the same questionnaire previously made to the prior witness, therefore the transcription of the questionnaire is omitted based on procedural economy, attesting only the answers: TO THE FIRST.- She answered: Yes, I knew her twenty three years ago.- TO THE SECOND.- She answered: Yes, when I met her she was married with Mr. BERNABÉ VALDIVIA, and sixteen and seventeen years ago she became a widow of Mr. VALDIVIA.- TO THE THIRD.- She answered: Yes, she just died on August six of this year in Tepic Nayarit. TO THE FOURTH.- She answered: Yes, she gave birth to two daughters LOURDES VALDIVIA LOMELÍ and ADRIANA VALDIVIA LOMELÍ. TO THE FIFTH. She answered: No, they are the only ones.- TO THE SIXTH. She answered: Yes, it was Boulevard Benito Juárez number 999, Colonia Echeverría, here in Playas de Rosarito. TO THE SEVENTH. She answered: Yes, she had several properties in Playas de Rosarito, and she also had parcels in the Ejido Mazatlán, she also acquired a real estate in Tepic Nayarit before to her death, as far as I know they were not able to formalize. TO THE EIGHT.- She answered: No, to my knowledge she did not grant a will.- TO THE NINTH.- TO STATE THE REASONS OF HER STATEMENT: Because I have a friendship of twenty three years with them and I have been very intimate, very close to them.- Thereafter, having read the foregoing, the stating party executes the margins of these minutes as a sign of conformity with her rendered statements.- With the foregoing, give notice to the Agent of the Public Prosecutor ascribed to this Court, in order for him to, within the term of THREE BUSINESS DAYS to its notification, formulate his corresponding request, in the event of considering it appropriate, in accordance with the provisions of article 787 of the Civil Procedural Code.- There not being any other question to add, at fourteen hours with five minutes of the same acting date, this hearing is concluded, with the execution of the corresponding minutes by the parties who intervened and wished to do so, jointly with the First Instance Civil Judge, and his Secretary of Resolutions who authorizes and attests. -----------------------------

(illegible signature)	(illegible signature)

--- The legal publication was made in the number 012260 of the Judicial Gazette dated October 01, 2012. ATTESTED. (illegible signature) ------------------------------------------------------- On October 02, 2012, at twelve hours, the mentioned notice, published by the number 012260 of the Judicial Gazette dated October 01, 2012, became effective. ATTESTED. (illegible signature). ---------------------------------------------------------------------------------------------

On October 26, 2012 the Agent of the Public
Prosecutor _____________
____________ was notified
dated September 26, 2012 and stated: That he
heard, became aware and executed.- I Attest.

(Illegible signature)

FILE NUMBER: 832/2012.

In Playas de Rosarito, Baja California on September three, two thousand twelve. ---------------------------------------------------------------------------------------------------

--- The writ identified with the local registry number 9062, filed by LOURDES VALDIVIA LOMELI and ADRIANA VALDIVIA LOMELI, with the capacity as plaintiffs of this succession, on their own behalf, to be filed as legally appropriate.---

--- In first place and in accordance with article 76 of the Civil Procedures Code in force for this State, the plaintiffs are considered as being implicitly notified the prevention dated August twenty four of this year (visible in page 05 of the proceedings), in each and all of its terms and legal scope, for the applicable legal effects. On the other part, in connection with the request, the plaintiffs are considered as remedying the prevention imposed by the mentioned ruling. Consequently, and considering that their initial writ filed on August twenty two of this year is pending to be resolved, it is in order to resolve on its admission as follows: LOURDES VALDIVIA LOMELI and ADRIANA VALDIVIA LOMELI, as daughters of the deceased individual, are hereby considered as claiming the LEGITIMATE SUCCESSION TO THE ASSETS OF ROSENDA LOMELI LUNA also known as ROSENDA L. DE VALVIDIA, in the form and terms stated in the mentioned writ.- In accordance with articles 760, 769, 784, 785, 786, 787 and other applicable articles of the Civil Procedures Code in force in the State, the instance is admitted in the proposed procedure and manner, as the denouncement abides to the law, and is being filed before a competent Judge, attending to the last domicile of the deceased individual and which was in this location, in accordance with the provisions of article 157 paragraph V of the Civil Procedural Code in force for this State.- Consequently, this succession is hereby admitted in this Court and such is initiated on AUGUST SIX, TWO THOUSAND TWELVE.- Grant to the ascribed Agent of the Public Prosecutor, the corresponding legal intervention in accordance with the law. Likewise send official writs to the Registrar of the Public Registry of Property and Commerce and to the Director of the General Archive of Notaries of the State located in the Municipality of Mexicali, Baja California, in order for them to report to this Court if the author of this succession registered in those entities directed by them, any testamentary provision and in such event, to send such as soon as possible.- In order to carry out the ordinary testimonial reception, any business day and working hours are appointed, as long as the workload of this Court allow so.- By virtue of the foregoing, the plaintiffs are prevented, in order to submit before this Court, at least two witnesses worthy of faith, in order to appear duly identified, to state in accordance with the questionnaire that shall be made to them verbally and directly. Likewise, the plaintiffs are hereby deemed as appointing the presumptive heir LOURDES VALDIVIA LOMELI as PROVISIONAL EXECUTOR of this succession, who shall appear to this Court at any business day and working hours are appointed, as long as the workload of this Court allow so, for purposes of accepting and stating the conferred duty. Lastly, and in accordance with articles 46 and 112 of the Civil Adjective Code, the plaintiffs are hereby deemed appointing as procedural domicile, the one indicated in the mentioned writ, and authorizing as their Soliciting Attorneys, the Attorneys at Law ANTONIO RAMOS RUIZ, REBECA CASTILLO PAREDES and LEONOR RAMIREZ VENEGAS. ----------------------------------------------------------------------------------------------

--- On the other part, in compliance to the provisions of articles 12, 18 section VII and 23 of the public information Access Law, as well as articles 36, 37, 38 and 39 of the Regulations for access of Public Information of the Judicial Branch of the State, published in the Official Gazette of the State on April 13, two thousand seven, the definitive resolutions, are considered public information and may be disclosed if deemed relevant at the discretion of the directors of the jurisdictional bodies, through any means, either printed or electronic, or by any other means allowed by technological innovation, considering for such event, the confidentiality restrictions provided set forth in the Law and the referred regulation, therefore, in order to respect the confidentiality right of the parties, the plaintiff is granted a term of three days, to the effect of stating her acceptance of the publication of its personal data, warning her that, in the event of not answering the mentioned notice, she shall be considered as refusing the publication of her personal data. ----

------------------------------------ NOTIFY PERSONALLY ----------------------------------------

--- Thus was agreed and executed by the First Instance Civil Judge of Playas de Rosarito, Baja California, Mr. HUMBERTO TAMAYO CAMACHO before his Secretary of Resolutions Ms. LILIANA VALENCIA MATUS, who authorizes and attests. ----------------------------------------------------------------------------------------------------

(illegible signature)	(illegible signature)

--- The legal publication was made in the number 012242 of the Judicial Gazette dated September 05, 2012. ATTESTED. ____________________------------------------------------------------------------

On September 27, 2012 the Agent of the
Public Prosecutor ______________
_______________ was notified dated September
3, 2012 and stated: That he heard, became
aware and executed.- I Attest.

(Illegible signature)

FILE NUMBER: 832/2012.

--- In Playas de Rosarito, Baja California, on August 24, two thousand twelve. -------------

--- With the writ identified with the local registry number 8809, and exhibits attached thereto, PREPARE AND REGISTER the file with consecutive number in the Government Book and Index.- Considering the request of LOURDES VALDIVIA LOMELÍ and ADRIANA VALDIVIA LOMELÍ, notify to the plaintiffs to appear at any business day and working hours, before this Court, to the effect of the provisions of the article 258 of the Civil Procedures Code for this Federative Entity. --------------------------------------------------------------

------------------------------------------- NOTIFY PERSONALLY. ------------------------------------------

--- Thus was agreed and executed by the First Civil Instance Judge of Playas De Rosarito, Baja California, Mr. HUMBERTO TAMAYO CAMACHO, before his Secretary of Resolutions, Mrs. LILIANA VALENCIA MATUS, who authorizes and attests. ------------------

(illegible signature)	(illegible signature)

--- The legal publication was made in the number 012236 of the Judicial Gazette dated August 28, 2012. ATTESTED. (illegible signature) ----------------------------------------------------

LAW

Articles 1486 section I, from 1494 and from 1511 to 1516 and other related articles to the Civil Code for the State, are applicable. With respect to the procedure, such is ruled by the articles 762, 769, to 774, 784, and other related articles to the Civil Procedures Code for the State.

Considering the previous statements and provisions, we request to You, Judge:

FIRST.- To acknowledge the capacity with which we appear, admitting this legitimate testamentary claim.

SECOND.- To order the admission of the TESTIMONIALS, with which we will evidence that the undersigned are the sole heirs of our deceased father, for which we request the appointing of a date and hour for its development, in the understanding that we agree to submit two witnesses before the judicial presence.

THIRD.- Give notice to the Agent of the Public Prosecutor, and in its opportunity issue a ruling making the declaration of heirs ruling and continue the proceeding for all its legal procedures until its termination.

SWORN AS REQUIRED

Playas de Rosarito Baja California on the date of its Filing

(Illegible signature)	(Illegible signature)
Lourdes Valdivia Lomelí	Adriana Valdivia Lomelí

Exhibit “I”
Instrument Number 5335
Volume number 178

(Front side of the voting card of Mrs. Lourdes Valdivia Lomelí, issued by the Federal Electoral Institute)	(Front side of the voting card of Mrs. Adriana Valdivia Lomelí, issued by the Federal Electoral Institute)

(Back side of the voting card of Mrs. Lourdes Valdivia Lomelí, issued by the Federal Electoral Institute)	(Back side of the voting card of Mrs. Adriana Valdivia Lomelí, issued by the Federal Electoral Institute)

Exhibit “J”

Instrument No. 5335

Volume No. 178

ON BEHALF OF THE FREE AND SOVEREIGN STATE OF BAJA CALIFORNIA I, CERTIFY THAT IN THE ARCHIVE OF THIS OFFICE OF THE CIVIL REGISTRY, A MARRIAGE CERTIFICATE IS REGISTERED, OF WHICH THIS PROOF IS ISSUED AND CERTIFIED, AND WHICH CONTAINS THE FOLLOWING DATA:

MARRIGE CERTIFICATE

OFFICE	BOOK	REGISTRY DATE	LOCATION
01	02	July/27/2001	PLAYAS DE ROSARITO
MUNICIPALITY OR DISTRICT		FEDERATIVE ENTITY
PLAYAS DE ROSARITO		BAJA CALIFORNIA

DATA OF THE SPOUSES

NAME OF THE SPOUSE: JESUS CESAR            VELETA                                    BARRERA

NAME(S)            FIRST LAST NAME           SECOND LAST NAME

PLACE OF BIRTH: MR. ADOLFO LOPEZ MATEOS      GUERRERO        CHIHUAHUA       MEXICO

LOCATION                    MUNICIPALITY            ENTITY         COUNTRY

AGE: 29 YEARS        NATIONALITY: MEXICAN       OCCUPATION: EMPLOYEE

DOMICILE: GUILLERMO TRONSCO 714 LUCIO BLANCO P. DE ROSARITO, B.C.

NAME OF THE SPOUSE:     ADRIANA                    VALDIVIA                          LOMELÍ

NAME(S)              FIRST LAST NAME         SECOND LAST NAME

PLACE OF BIRTH:                                  TIJUANA                TIJUANA           BAJA CALIFORNIA     MEXICO

LOCATION            MUNICIPALITY                ENTITY             COUNTRY

AGE: 24 YEARS        NATIONALITY: MEXICAN       OCCUPATION: STUDENT
DOMICILE: BENITO JUAREZ 24 Z.C. P. DE ROSARITO, B.C.

DATA OF THE PARENTS OF THE SPOUSE

NAME OF THE FATHER:     ------------------                   ---------------------                     -----------------------

   NAME(S)                FIRST LAST NAME           SECOND LAST NAME

NATIONALITY: -----------

NAME OF THE MOTHER:      AMELIA                       VELETA                          BARRERA

   NAME(S)           FIRST LAST NAME        SECOND LAST NAME

NATIONALITY: MEXICAN

DOMICILE(S): --------------

CHIHUAHUA CHIH.

DATA OF THE PARENTS OF THE SPOUSE

NAME OF THE FATHER:      BERNABE                   VALDIVIA                         TOVAR

  NAME(S)             FIRST LAST NAME         SECOND LAST NAME

NATIONALITY: MEXICAN

NAME OF THE MOTHER:      ROSENDA                   LOMELÍ                               LUNA

    NAME(S)             FIRST LAST NAME        SECOND LAST NAME

NATIONALITY: MEXICAN

DOMICILE(S): BENITO JUAREZ 24 Z.C. P. DE ROSARITO, B.C.

MARRIAGE REGIME

SEPARATE ASSETS

THIS PROOF OF REGISTRY IS ISSUED AND CERTIFIED ON AUGUST 3, 2001 IN

(Illegible signature)

MS. PAULA JULIETA PERDOMO ROJAS
CIVIL REGISRTY OFFICER 01	SEAL OF THE CIVIL REGISTRY OFFICE

0260243

Exhibit “K”

Instrument No. 5335

Volume No. 178

NOTARY PUBLIC NUMBER 18

MR. RAMÓN ANDRÉS GRACIANO DUEÑAS

Tijuana, Baja California, on March 11, 2013

PUBLIC REGISTRAR OF PROPERTY AND COMMERCE

PLAYAS DE ROSARITO, BAJA CALIFORNIA.

By means of this instrument, in terms of Article 2885 of the Civil Code, I hereby give to you a PRE-EMPTIVE NOTICE, of the mentioned deed:

DEED NUMBER:	5,335
VOLUME:	178
DATE OF THE DEED	MARCH 08, 2013
DATE OF EXECUTION	MARCH 08, 2013

CONTAINS:

FORMALIZATION AND PARTIAL ADJUDICATION OF INHERITANCE.

AUTHOR OF THE TESTAMENTARY SUCCESSION:

ROSENDA LOMELÍ LUNA.

SOLE AND UNIVERSAL HEIRS:

LOURDES VALDIVIA LOMELÍ and ADRIANA VALDIVIA LOMELI.

REAL ESTATE SUBJECT MATTER OF THE ADJUDICATION:

Lot fraction 33-1 resulting from the subdivision of the parcel number 33 Z-1 P 2/5, without block number, of the Ejido Mazatlán, in the municipality of Playas de Rosarito, Baja California.

REGISTRAL ANTECEDENT:

Entries 6´029,567 and 6´029,894, Civil Section, of the Public Registry of Property and Commerce of Playas de Rosarito, Baja California.

SINCERELY

(Illegible signature)
MR. RAMÓN ANDRÉS GRACIANO DUEÑAS
NOTARY PUBLIC NUMBER 18

Avenida Guanajuato number 2437

Colonia Cacho, Tijuana. B.C. C.P. 22150

Tel.: 664-684-93-58 Fax.: 664-684-91-86

	Exhibit “L”	MUNICIPAL TREASURY
Township of Playas de Rosarito,B.C.	Instrument number 5335
Volume number 178
Tel. 614 9600 and Tel./Fax 614 9647 Jose Haroz Agular Street number 2000 Villa Turistica

DECLARATION FOR THE PAYMENT OF
REAL ESTATE ACQUISITION TAX	Registering Machine
INCOME COLLECTION OF THE MUNICIPALITY IN PLAYAS DE ROSARITO, B.C.	Impression

IDENTIFICATION DATA OF THE NOTARY NUMBER	EIGHTEEN	F.T.R.
GRACIANO DUEÑAS RAMON ANDRES		GADR41130ULA
FIRST LAST NAME SECOND LAST NAME NAME(S) AVENIDA GUANAJUATO 2437
TAX ADDRESS STREET EXT. NUM. LETTER COLONIA CACHO 22150 684-93-58
NEIGHBORHOOD POSTAL CODE TELEPHONE PAYMENT DATE TIJUANA TIJUANA BAJA CALIFORNIA
LOCATION MUNICIPALITY FEDERATIVE ENTITY
IDENTIFICATION DATA OF THE ACQUIRING INDIVIDUAL(S) OR LEGAL ENTITY		F.T.R.
VALDIVIA LOMELÍ LOURDES (and CO-OWNER).
FIRST LAST NAME SECOND LAST NAME NAME

CORPORATE NAME BENITO JUAREZ BOULEVARD 194-21
TAX DOMICILE STREET EXT. NUM. LETTER INT. NUM. ZONA CENTRO PLAYAS DE ROSARITO, BAJA
NEIGHBORHOOD MUNICIPALITY AND FEDERATIVE ENTITY TELEPHONE
IDENTIFICATION DATA OF THE TRANSFERING INDIVIDUAL(S) OR LEGAL ENTITY

FIRST NAME SECOND NAME NAME LEGITIMATE SUCCESSION OF ASSETS OF ROSENDA LOMELÍ LUNA MOTHER TO DAUGHTERS
CORPORATE NAME

TAX DOMICILE STREET EXT. NUM. LETTER INT. NUM.

NEIGHBORHOOD MUNICIPALITY AND FEDERATIVE ENTITY TELEPHONE

DESCRIPTION OF THE TRANSACTION
PARTIAL ADJUDICATION OF ASSETS OF THE LEGITIMATE SUCCESSION OF

ROSENDA LOMELÍ LUNA: LOT FRACTION NUMBER 33-1 RESULTING FROM THE SUBDIVISION OF

PARCEL 33 Z-1 P 2/5, WITHOUT BLOCK NUMBER, OF THE EJIDO MAZATLÁN, IN THE MUNICIPALITY OF PLAYAS DE ROSARITO, BAJA CALIFORNIA.

CADASTRAL CODE (S)	EM-033-01
5335	MARCH 08, 2013	MARCH 08, 2013
DEED NUMBER	DEED DATE	DATE OF ACQUISITION
TAX PAYMENT
AGREED PRICE TAX VALUE 14,340,000.00 APPRAISAL 164,400,000.00	E - TAX (2% OF C-D)
F - SURCHARGES FOR LATE PAYMENT / ( MONTHS)
LEGAL REDUCTION	G - TOTAL AMOUNT TO BE PAID 0.00 PESOS.
TAXABLE BASIS	H - PAYMENT IN CASH OR CHECK
TAXABLE BASIS USING THE ADJUSTMENT FACTOR RATE ZERO
Stated under oath of telling the truth that the data included in this document is truthful

(Illegible signature)

MR. RAMON ANDRES GRACIANO DUEÑAS

--- I, Mr. RAMON ANDRES GRACIANO DUEÑAS, Notary Public number Eighteen of this Municipality; attest; and, ----------------------------------------------------------------- CERTIFY ---------------------------------------------- That these photostatic copies which consist of forty seven useful pages including its cover page, are a faithful reproduction of their original, with which such were compared, are reviewed, to integrate EXHIBITS “A”, “B”, “C”, “D”, “E”, “F”, “G”, “H”, “I”, “J”, “K” and “L” of the appendix of the public deed number 5,335 of the volume number 178, dated March 08, 2013, of the protocol of this Notary under my supervision.- I attest.-------------------------------------------------------- Tijuana, Baja California, on March eleven, two thousand thirteen. ---

(Illegible Signature)

MR. RAMON ANDRES GRACIANO DUEÑAS

NOTARY PUBLIC NUMBER 18

Exhibit B	Exhibit 10.32.4

PLAYAS DE ROSARITO
V Township 2012- 2013
A government closer to you	NUMBER:	3531

H. V. TOWNSHIP OF PLAYAS DE ROSARITO, B.C.

MUNICIPAL TREASURY

COLLECTION OF MUNICIPAL INCOME

TAXES NON-ENCUMBRANCES CERTIFICATE

The undersigned, MRS. MARIA DEL ROSARIO MALDONADO MARTÍNEZ Municipal Collector of Income, in accordance with the data registered in the files of this Collection Office, in connection with Article 9 Section V of the Internal Regulations of the Municipal Treasury of Playas de Rosarito B.C.,

CERTIFIES:

That the land plot in the name of ROSENDA LOMELÍ; whose characteristics are described below:

CADASTRAL CODE	EM-033-001
RATE:	1.65
SURFACE:	120,000.00
TAX VALUE:	14,340,000.00
HOMOGENEOUS ZONE	051
LOCATION	C. SEVENTH; PARCEL 33
LAST PERIOD PAID	2013/6

“EXCEPT FOR ERROR OR OMISSION, IS FREE OF TAX ENCUMBRANCES, THIS CERTIFICATE SHALL BE VALID EXCLUSIVELY FOR THE TAX YEAR 2013”.

In Playas de Rosarito B.C., previous payment of the corresponding rights according to receipt number 07-5346; On February 9, 2013, this certification is issued per request of the interested party and for the applicable legal effects.

SINCERELY

EFECTIVE SUFRAGE, NO REELECTION

MUNICIPAL INCOME COLLECTOR

(Illegible signature)

MRS. MARIA DEL ROSARIO MALDONADO MARTINEZ

(Illegible signature)	(Illegible Signature)
PROMOTOR OF URBAN DEVELOPLMENT OF ROSARITO	URBANIZATION BOARD OF THE STATE OF BAJA CALIFORNIA

(Illegible signature)
INCOME COLLECTION OF PLAYAS DE ROSARITO OF THE MINISTRY OF PLANNING AND FINANCE

NOTE 1: This document is not valid if it has deletions, erasures or amendments

NOTE 2: In the event that registrations of other Entities of the State Government are necessary, use the reverse of this document.

MUNICIPAL TOWNSHIP OF PLAYAS DE ROSARITO, B.C.

MUNICIPAL TREASURY

Calle Jose Haroz Agular number 2000 Villa Turistica

Playas de Rosarito, B.C. C.P. 22710, Tel: 614,96.00 Ext. 1057

F.T.R. AMP-981201-HJ4 e-mail: recaudación_mpal_rosarito@hotmail.com

Official Web Page: www.rosarito.gob.mx

No. 1370437 Certification: Rosarito 02/96/2013 Cert. No. 04-5378 Account No. (illegible number)

	Cadastral Code: EM-033-001		REAL ESTATE TAX
Name Domicile	ROSENDA LOMELI Fiscal: Seventh, parcel 33 Plot: Seventh, parcel 33
RATE	TAX VALUE	BIMESTERS	SECTION	TAX	SECTION	15% F.D.E	SECTION	10% F.T.D.I.F	SUM
1.65	14,340,000.00	2013/1 2013/6	12102	$23,661.00	17104	$3,549.15	17102	$2,366.10	$29,576.25

1.36	14,340,000.00	2012/1 2012/6	1901	$11,400.30	17104	$1,710,05	17102	$1,140.03

DATA OF THE PLOT: SURFACE: 120,000.00	VALUE M2: 1,195.50 ZONE. 051			$11,400.30		$1,710.05		$1,140.03	$14,250.38
			Rounding IT049-$0.08		Cruz Roja IT059 $0.00		Sub Total		$43,826.63

EXTEMPORANEOUS AFTER: 02/28/2013			Prepared by: 000		Executor: 74	Fine 61212			$469.51
					Surcharges 61801				$0.00
					Execution Expenses 61911				$735.99
					Financing 61802				$0.00
					Tax for the subsidy				$12.95

					Total:				$45.045.00
(illegible letter)					Payable Period				2012/1 2013/6

Real Estate Tax Payment Parcel 33 Rosenda Lomeli

12.000.00 M2

FEBRUARY 06 – 2013

Exhibit C	Exhibit 10.32.4

GobBC STATE GOVERNMENT	CESPT State Commission of Public Services of Tijuana

The undersigned, MR. JOSÉ MANUEL MEZA ORTEGA, Sub-Collector of Income of the state ascribed to the STATE COMMISSION OF PUBLIC SERVICES OF TIJUANA, in accordance with the data contained in the files of this Entity.

CERTIFIES:

That the land plot in the name of: ROSENDA LOMELI, whose characteristics are described below:

CADASTRAL CODE:	EM-033-001
SURFACE:	120,000.00 SQUARE METERS
LOCATION:	SEVENTH C., PARCEL 33

“EXCEPT FOR ERROR OR OMISSION”, In the following manner: according to inspection 66014533

Reports that it is a plot in a zone without potable water and sanitary sewerage services, by the STATE COMMISSION OF PUBLIC SERVICES OF TIJUANA. Therefore, payment of the corresponding rights for connection and installation are pending, upon definition of the land use and granted the feasibility by the STATE COMMISSION OF PUBLIC SERVICES OF TIJUANA, which reserves the right to collect any tax credit that may arise in its moment. ---------------------------------------------------------------------------------------------------------------------------------------------------------------

In the city of Tijuana, B.C. with the previous payment of the corresponding rights, according to the receipt dated February 13, 2013, this certification is issued on February 14, 2013, per request of the interested party and for the applicable legal effects.

SINCERELY

(illegible signature)

__________________________________

MR. JOSE MANUEL MEZA ORTEGA

SUB-COLLECTOR OF INCOME OF THE STATE

ASCRIBED TO THE STATE COMMISSION OF PUBLIC SERVICES OF TIJUANA

(illegible signature) Blvd. Federico Benítez #4057 20 de Noviembre Tijuana, B.C. México, C.P. 22430 Tel. (664) 104-7700

Exhibit D	Exhibit 10.32.4

LOCATION: (Location map)
LINK: (Map) 1.- This map is linked to the Reference Geodesic System ITAF 92, season 1988, used in the positioning points IT-68, III-29 and on boundaries No. 310 and 322 of the land plot.

Notes:

1.- This cartogram was prepared based on the technical data described in the ownership document and on the points established in the field.

2.- The rights of the neighbors shall remain safe to be enforced (Article 24 of the Cadastral Real Estate Law for the State of B.C.)

Symbology:
(Topographic Survey)	Planning and Cadastral Direction Cartography Department

Name of the Expert: Mr. Miguel Angel Guerrero H. Federal Registry: 1563218 State Registry: 5284/91 Number of the Expert: CR - 04 (ILLEGIBLE SIGNATURE)	Name of the Owner(s): LOMELÍ ROSENDA Physical-Documental Surface: 120,000,000M2 Cadastral code: EM-033-001 Place: Ejido Mazatlán, Municipality Playas de Rosarito

Date: February 1, 2013 Scale: 1 : 1,500	Number of maps:
Documentation: Subdivision of real estate official writ number DFR-SFR-068-2011 dated September 26, 2011 P.R.P.C. Entry 6029984 Registration on October 05, 2011, Section: Civil.	1/1

PLANNING AND CADASTRAL DIRECTION
OF THE MUNICIPALITY PLAYAS DE ROSARITO, B.C

CERTIFIES
That for purposes of the topographic survey and except for error, omission or amendment, the surface, measures and boundaries of the documental polygon of this map corresponds to the registration data of this Cadastral Direction under the cadastral code number EM-033-001 and which were verified and resubmitted by the executing official expert.

NOTE: OWNERSHIP IS NOT CERTIFIED
Paid rights on official receipt No. 05-6656
February 01, 2013

PLANNING AND CADASTRAL DIRECTOR	CARTOGRAPHY DEPARTMENT

(Illegible signature)	(Illegible signature)
NEFTALI BARRIOS GUEVARA

Exhibit E	Exhibit 10.32.4

ABCCAPITAL	Blvd. Manuel Avila Camacho, Colonia Lomas de Chapultepec C.P. 11000 Delegacion Alvaro Obregon Mexico D.F.

VALUATION UNIT: ABC CAPITAL, S.A. INSTITUCIÓN DE BANCA MULTIPLE

APPRAISAL INFORMATION SUMMARY

(Photograph)

INTERIOR VIEW OF THE REAL ESTATE

1 Key of the Appraisal. Number assigned by the Valuation Unit.		54179
2 Date of Appraisal. In DD/MM/YYYY format.		07/05/2013
3 Infonavit Registration Number (if applicable)		NOT APPLICABLE
4 Key of the Comptroller certifying the Appraisal SHF Number		0903492
5 Key of the Appraiser carrying out the Appraisal SHF Number		0400663
6 Key of the entity granting the credit		NOT APPLICABLE
7 Constructor, in the event of new housing		NOT APPLICABLE
8 Purpose.		FOR PURPOSES OF NOTARIZATION
9 Kind of Real Estate to be appraised		UNOCCUPIED LAND
10 Street and number or equivalent.		SÉPTIMA WITHOUT NUMBER
11 Name of the condominium.		LOCATED BETWEEN THE LIENZO CHARRO NEIGHBORHOOD AND THE C.F.E. PLANT
12 Neighborhood.		PARCEL 33 Z-1 P-2/5 BELONGING TO EJIDO MAZATLAN PLAYAS DE ROSARITO, B.C.
13 Zip code.			22707
14 Municipality or Delegation Key according to INEGI catalog.		5	5
15 Federative Entity Key according to INEGI catalog.		2	2
16 Real estate tax account number.			EM-033-001.
17 Urban proximity reference.			CENTRIC
18 Urban infrastructure level			2
19 Type of Real Estate			0
20 Remaining Useful Life in months. NA		33 Number of bedrooms	0
21 Year of termination or remodeling of the construction works (for NA		34 Number of bathrooms	0
22 General leasable units NA		35 Number of half bathrooms	0
23 Leasable units NA		36 Number of levels of the appraised unit	0
24 Surface of the land plot in m2. 120,000.00		37 Number of parking spaces	0
25 Constructed surface in m2. NA		38 Telephone lines fixtures	UNEXISTENT
26 Accessory surface in m2. NA		39 Level of Urban Equipment	2
27 Saleable surface in m2. NA		40 Elevator	0
28 Comparative market value. #¡REF!		41 Longitude (Georeference)	117.0644440
29 Physical value of the land plot.	$143,640,000.00	42 Latitude (Georeference)	32.3642220
30 Physical value of the construction.	$ -	43 Altitude (Georeference)	25.0000000
31 Amount of the concluded value in pesos.	$143,640,000.00
32 Amount of the concluded value in dollars US. Cy.	$12,000,000.00

SIGNATURE (Illegible Signature)	SIGNATURE (Illegible Signature)
PROFESSIONAL APPRAISER SIGNATURE MR. MARCELO GONZÁLEZ ALVEAR AUTHORIZATION KEY SHF: 0400663 MUNICIPAL TAX REGISTRY: PV-023/99	SIGNATURE AND SEAL MRS. ANA LAURA PALAZUELOS ILLADES AUTHORIZATION KEY SHF: 0903492 0903492
Seal that reads: (VALUATION UNIT 09064 APPRAISALS CERTIFICATION ABC CAPITAL, S.A., Institución de Banca Múltiple ANA LAURA PALAZUELOS ILLADES 0903492)

ABCCAPITAL	Blvd. Manuel Avila Camacho, Colonia Lomas de Chapultepec C.P. 11000 Delegacion Alvaro Obregon Mexico D.F.

APPRAISAL NUMBER 54179

A P P R A I S A L

I.- GENERAL ASPECTS

I.1. ANTECEDENTS

PETITIONER OF THE APPRAISAL:	EJIDO MAZATLÁN
NAME OF THE PROFESSIONAL APPRAISER:	MR. MARCELO GONZÁLEZ ALVEAR
KEY OF THE PROFESSIONAL APPRAISER:	0400683
KEY OF THE PROFESSIONAL APPRAISER BEFORE THE CADASTRAL OFFICE:	PV-023/99
SPECIALIZATION:	REAL ESTATES
NAME OF THE COMPTROLLER:	MRS. ANA LAURA PALAZUELOS ILLADES
KEY OF THE COMPTROLLER:	0903492
SPECIALIZATION:	REAL ESTATES
KEY OF THE APPRAISAL:	54179
DATE OF THE APPRAISAL:	MAY 7, 2013
NAME OF THE VALUATION UNIT:	ABC CAPITAL, S.A., INSTITUCIÓN DE BANCA MÚLTIPLE
KEY OF THE VALUATION UNIT:	9064
NAME OF THE CONSTRUCTOR FOR NEW HOUSING:	NOT APPLICABLE
INFONAVIT REGISTRATION NUMBER:	NOT APPLICABLE
INFONAVIT CONDOMINIUM REGISTRATION NUMBER:	NOT APPLICABLE
PURPOSE OF THE APPRAISAL:	TO ESTIMATE THE VALUE OF THE LAND PLOT IN ITS CURRENT CONDITION
PURPOSE OR USE OF THE APPRAISAL:	FOR PURPOSES OF NOTARIZATION
KEY OF THE GRANTING ENTITY:	NOT APPLICABLE

I.2.- GENERAL INFORMATION OF THE REAL ESTATE

TYPE OF REAL ESTATE TO BE APPRAISED:	UNOCCUPIED LAND PLOT
LOCATION OF THE REAL ESTATE:	TOWN OF ROSARITO BETWEEN THE CFE PLANT (NORTHBOUND) AND THE DEVELOPMENT HACIENDA FLORESTA DEL MAR (SOUTHBOUND)
STREET:	SEVENTH AS ACCESS
OFFICIAL NUMBER:	WITHOUT NUMBER
MACROLOT:
SUPERBLOCK:
BLOCK:	PARCEL 33 Z-1 P-2/5
LOT:	FRACTION 33-1 RESULTING FROM THE SUBDIVISION OF PARCEL 33 Z-1 P-2/5
CONDOMINIUM:
UNIT:
DEVELOPMENT:
NEIGHBORHOOD:	EJIDO MAZATLAN (PARCEL 33 Z-1 P-2/5)
ZIP CODE:	22707
CITY:	PLAYAS DE ROSARITO
MUNICIPALITY:	PLAYAS DE ROSARITO KEY PURSUANT TO THE IN CATALOG 5
STATE:	B.C. KEY PURSUANT TO THE IN CATALOG 2
OWNER OF THE REAL ESTATE:	MRS. ROSENDA LOMELI
OWNERSHIP REGIME:	INDIVIDUAL PRIVATE
REAL ESTATE TAX ACCOUNT NUMBER:	EM-033-001
POTABLE WATER ACCOUNT NUMBER:	NOT PROVIDED
GEOREFERENCES:

LONGITUDE:	117.0644440	DEGREES
LATITUDE:	32.3642220	DEGREES
ALTITUDE:	25.00	MTS

(Illegible Signature)	(Illegible Signature)
Seal that reads: (VALUATION UNIT 09064 APPRAISALS CERTIFICATION ABC CAPITAL, S.A., Institución de Banca Múltiple ANA LAURA PALAZUELOS ILLADES 0903492)

ABCCAPITAL	Blvd. Manuel Avila Camacho, Colonia Lomas de Chapultepec C.P. 11000 Delegacion Alvaro Obregon Mexico D.F.

APPRAISAL NUMBER 54179

I.3.- REPRESENTATIONS AND WARNINGS

For the estimation of the value of a real estate, the following three approaches exist:

THE COSTS APPROACH: Based in the economic principle of “substitution”, it establishes that the value of a property is compared to the acquisition cost of a new property that is equally desirable and with a use or functionality similar to such of the asset that is being valuated.

THE INCOME APPROACH: Based in the economic principle of “anticipation”, it considers values in connection with the present value of future profits arising from the property and is generally measured though the capitalization of a specific level of income.

THE COMPARATIVE MARKET APPROACH: Based in the economic principle of “substitution”, it considers that a well-informed purchaser shall not pay for a property, more than the purchase price of a similar property.

Using the costs approach:

The estimation of the value is carried out calculating the actual cost that the reposition of the real estate and any other improvement that would have been made, as if they were new, shall imply, subtracting the loss of value caused by the depreciation of the improvements, adding the value of the land plot.

- The value of the land plot is obtained from the comparative analysis of values of land plots having similar characteristics to those of the asset being appraised.

- For the value of the construction and/or the improvements, the new reposition value obtained from specialized publications, adjusted for this area, shall be used, depreciating them with basis on the remaining useful life, and the conditions of conservation, in accordance with the Ross- Heidec criteria.

Using the income capitalization approach:

- The estimation of the value is carried out with basis on the rents that the real estate is capable to produce.

- The rents noted for the different kinds of construction were obtained from the market investigation.

- The market approach is based in the comparison of similar real estate to such being appraised or which are currently being offered, study is attached.

The purpose of this appraisal shall be solely and exclusively such established in section ONE (ANTECEDENTS).

To analyze the commercial value, the following verifications of the information received were carried out:	YES	NO
- The physical identification of the real estate through its location and inspection is coincident with the surface described in the documentation (with the necessary approximation for the scope of the appraisal).	X
- The existence of rights of way was verified.	X
- The conditions of construction and conservation of the real estate were verified.	X
- The conditions of occupation and use of the real estate were verified.	X
- The construction of the real estate pursuant to the urban development plan in force.	X
- The real estate is considered a historic monument of the INAH.		X
- The real estate is considered architectonic patrimony of the INBA.		X

WARNINGS:

This appraisal does not constitute a structural or foundation report, or a report of any other branch of engineering or architecture different than valuation, therefore, it may not be used for purposes related with such branches, nor any liability for hidden defects or for other characteristics of the real estate that may not be appreciated during an ordinary physical inspection visit for purposes of appraising is assumed, even when certain characteristics that may constitute anomalies with respect to the conditions of ordinary conservation according to the consumed useful life of a real estate or its structure are appreciated, the appraiser does not assume greater liability than mentioning such when identified, considering that, although bad or run-down conditions are present, the obligation of the appraiser is to carry out the appraisal pursuant to the criteria and rules in force and applicable in accordance with the purpose thereof.

No investigations were carried out, except when such circumstance is indicated in the appraisal, with respect to the existence of pipelines or hazardous materials storage which may be harmful to the health of the persons using the building or the conditions thereof, in the asset or its vicinities.

The names of the petitioner, owner, as well as the real estate tax or water accounts numbers and the location of the real estate are mentioned pursuant to the information provided by the client at the moment of requesting the appraisal, therefore, no liability is assumed for errors, omissions or differences with respect to the data registered by official authorities, as such may be the registry.

The surfaces used in the appraisal are obtained from the sources mentioned therein, when “according to measurements” is mentioned, such correspond to the physical measurement, without thereby representing an exact survey, considering the existing measuring variations and customs. Therefore, its result shall only be destined for purposes of calculation of the appraisal.

The age of the real estate is considered with basis on the existing documentary information (construction licenses), real estate tax certificate, public deeds or others) and in its case, it is estimated on the physical appreciations.

I.4.- SURROUNDINGS
CLASSIFICATION OF THE AREA:	SECOND ORDER HOUSING
TYPE OF CONSTRUCTION PREVAILING IN THE AREA:	HABITATIONAL HOUSINGOF ONE AND TWO STORIES, AS WELL AS THE CFE PLANT AND CLOSE HOTELS.
SATURATION INDEX IN THE AREA:	SEVENTH AS 90%

(Illegible Signature)	(Illegible Signature)
Seal that reads: (VALUATION UNIT 09064 APPRAISALS CERTIFICATION ABC CAPITAL, S.A., Institución de Banca Múltiple ANA LAURA PALAZUELOS ILLADES 0903492)

ABCCAPITAL	Blvd. Manuel Avila Camacho, Colonia Lomas de Chapultepec C.P. 11000 Delegacion Alvaro Obregon Mexico D.F.

APPRAISAL NUMBER 54179

POPULATION DENSITY:	MEDIUM
SOCIO-ECONOMIC LEVEL OF THE POPULATION:	MIDDLE CLASS
ENVIRONMENTAL POLLUTION:	NOT RELEVANT
ACCESS WAYS AND IMPORTANCE THEREOF:	THE TIJUANA-ENSENADA HIGHWAY NEARBY TO HACIENDA FLORESTA DEL MAR DEVELOPMENT, CONTINUING THEREAFTER THROUGH CAMINO A PEMEX UNTIL THE CROSSROAD WITH THE SEVENTH STREET, WHICH IS THE ACCESS FRONT TO THE CORRESPONDING REAL ESTATE
URBAN PROXIMITY REFERENCE:	CENTRIC
AVAILABLE INFRASTRUCTURE IN THE AREA:
POTABLE WATER	X	AVAILABLE WITHOUT CONNECTION TO THE REAL ESTATE
DRAINAGE AND SEWERAGE	X	AVAILABLE WITHOUT CONNECTION TO THE REAL ESTATE
ELECTRIFICATION	X	AVAILABLE AIR NETWORK WITHOUT CONNECTION TO THE REAL ESTATE
PUBLIC LIGHTING	X	AVAILABLE AERIAL WITH SODIUM VAPOR LAMPS
WAYS OF TRANSPORT	X	AVAILABLE ASPHALT WIDTH: 8.00 MTS
SIDEWALKS	X	AVAILABLE TYPE “l” CONCRETE WIDTH 80 CMS
OTHER SERVICES AVAILABLE IN THE ZONE:
TELEPHONES	X	EXISTING
SIGNAGE	X	AVAILABLE IN SURROUNDING WAYS AND STREETS
NATURAL GAS	X	AVAILABLE
PRIVATE SURVEILLANCE	X	AVAILABLE
GARBAGE COLLECTION	X	AVAILABLE
URBAN INFRASTRUCTURE LEVEL:	3
URBAN EQUIPMENT:
CHURCHES		NON EXISTING
MARKETS OR BUSINESSES	x	EXISTING
SCHOOLS	X	EXISTING
PARKS AND GARDENS	X	EXISTING
PUBLIC TRANSPORT	X	EXISTING in an smaller radius than 800 meters
HOSPITALS		NON EXISTING
BANKS	X	EXISTING
URBAN EQUIPMENT LEVEL:	2

II.- PARTICULAR CHARACTERISTICS

II.1. LAND PLOT

LOCATION MAP:
SECTION OF STREETS, LIMITS AND ORIENTATION:	REAL ESTATE LOCATED BETWEEN THE STREET CAMINO A PEMEX (NORTHBOUND), MARIANO ESCOBEDO STREET (SOUTHBOUND), SEVENTH STREET (EASTBOUND) AND CAMINO ANTIGUO A PEMEX (WESTBOUND)
MEASURES AND BOUNDARIES OF THE LAND PLOT ACCORDING TO:	REGISTRATION BEFORE THE PUBLIC REGISTRY OF COMMERCE DATED OCTOBER 5, 2011
LAND PLOT BOUNDARIES	FRACTION 33-1 RESULTING FROM THE SUBDIVISION OF PARCEL 33 Z-1 P-2/5 (ACCORDING TO CERTIFICATE OF P.R.P. AND COMMERCE OF PLAYAS DE ROSARITO)
FRONT SIDE OF THE LAND PLOT IN MTS:	184.622 M.
NORTHEAST:	IN 184.622 MTS WITH C.F.E. EXPROPRIATION IN 4.638 MTS WITH FRACTION 33-4 IN 154.720 MTS WITH PARCEL NO. 32 IN 351.963 MTS WITH PARCEL NO. 32
SOUTHEAST	IN 551.276 MTS WITH FRACTION 33-2 IN 15.240 MTS WITH FRACTION 33-3 IN 0.194 MTS WITH CORETT EXPROPRIATION
SOUTHWEST	IN 4. 750 MTS WITH FRACTION 33-3

(Illegible Signature)	(Illegible Signature)
Seal that reads: (VALUATION UNIT 09064 APPRAISALS CERTIFICATION ABC CAPITAL, S.A., Institución de Banca Múltiple ANA LAURA PALAZUELOS ILLADES 0903492)

ABCCAPITAL	Blvd. Manuel Avila Camacho, Colonia Lomas de Chapultepec C.P. 11000 Delegacion Alvaro Obregon Mexico D.F.

APPRAISAL NUMBER 54179

NORTHWEST:

IN 12.043 MTS WITH FRACTION 33-3

IN 15.015 MTS WITH FRACTION 33-3

IN 40.274 MTS WITH FRACTION 33-3

IN 19.781 MTS WITH FRACTION 33-3

IN 44.835 MTS WITH CORETT EXPROPRIATION

IN 14.682 MTS WITH FRACTION 33-4

IN 0.116 MTS WITH CORETT EXPROPRIATION

IN 16.319 MTS WITH CORETT EXPROPRIATION

IN 14.781 MTS WITH FRACTION 33-5

IN 90.193 MTS WITH CORETT EXPROPRIATION

SURFACE: 120,000.00 M2

TOPOGRAPHY AND LAND PLOT CONFIGURATION:	FLAT LAND PLOT WITH A SIMILAR SHAPE TO A TRAPEZE
PANORAMIC CHARACTERISTICS:	HABITATIONAL HOUSES COMPRISING THE DEVELOPMENT
HABITATIONAL DENSITY:	100 VIV/HA
(MAXIMUM HOUSING IN THE LAND PLOT ACCORDING TO DEVELOPMENT PLANS)
GROUND USE:	HABITATIONAL
GROUND USE COEFFICIENT (CUS):	1.00
RIGHTS OF WAY AND/OR RESTRICTIONS:	UNKNOWN

II.2.- GENERAL DESCRIPTION OF THE CONSTRUCTIONS

CURRENT USE OR PURPOSE:	UNOCCUPIED LAND PLOT WITH A SIMILAR SHAPE TO A TRAPEZE. ITS TOPOGRAPHY IS SENSIBLY FLAT LOCATED WITHIN THE URBAN AREA OF PLAYAS DE ROSARITO
NUMBER OF BEDROOMS:
NUMBER OF COMPLETE BATHROOMS:
NUMBER OF PARKING SPACES: (cero “0” if none are existing)
NUMBER OF HALF BATHROOMS: (cero “0” if none are existing)
ELEVATOR (1: if existing, 0: if non existing)
TYPE OF CONSTRUCTION:
NUMBER OF STORIES:
APPROXIMATE CONSTRUCTION AGE:
REMAINING USEFUL LIFE:
TOTAL USEFUL LIFE:

CONSERVATION CONDITIONS:
CONSTRUCTIONS CLASSIFICATION	CONSERVATION CONDITIONS	AGE (YEARS)
T-1
PROJECT QUALITY:
GENERAL TYPE OF REAL ESTATE:
TERMINATION LEVEL OF CONSTRUCTIONS IN%
LEVEL AND PROGRESS OF COMMON AREAS:
GENERAL LEASEABLE UNITS:
LEASEABLE UNITS:

II.3.- SURFACES

TOTAL SURFACE OF LAND:	120,000.00 m2

(Illegible Signature)	(Illegible Signature)
Seal that reads: (VALUATION UNIT 09064 APPRAISALS CERTIFICATION ABC CAPITAL, S.A., Institución de Banca Múltiple ANA LAURA PALAZUELOS ILLADES 0903492)

ABCCAPITAL	Blvd. Manuel Avila Camacho, Colonia Lomas de Chapultepec C.P. 11000 Delegacion Alvaro Obregon Mexico D.F.

APPRAISAL NUMBER 54179

III ADDITIONAL APPROACHES USED
III.1. PHYSICAL APPROACH

Investigation of comparable land plots

Location	Characteristics	ground m2	const m2	Price ($)	Unit P. ($/m2)	Name/telephone
1 Tijuana Rosarito Hway (conventions center)	Regular flat land plot	100,000	165,000,000		1,650.00	Promotor 664-503-0074
2 Entrance to Playa de Rosarito (centric land plot)	Regular flat land plot	2,000	4,728,150		2,364.08	Promotor 664-204-4962
3 Playas de Tijuana Development Toll Road	Irregular accidently shaped land plot	40,000	45,030,000		1,125.75	Promotor 664-503-0074
4 Playas de Rosarito (South área of Rosarito)	Land plot with irregular hills	200,000	154,050,000		770.25	Promotor 664-316-06-30
5 Playas de Rosarito (Centric Area)	Regular land plot with services	36,000	25,525,943		709.05	Promotor 664-396-9958
6 Playas de Rosarito km 49 (Los Arenales)	Land plot with regular hills	133,000	310,114,500		2,331.69	Promotor 664-686-2120
				Average	1,491.80

Considering the value of the land plot from a static residual procedure: F = [VI (1 - b)] - Pn									Construction prices of similar types (with basis in costs handbooks)
Type of			Payments		Payments	Payments		Unit Value
Real Estate	b	[VI (1 - b)]		Depreciation	Net ($/ m2)	totals	[VI(1-b)]-Pn	($/m2)	Source	Unit P. ($/m2)
	1.00	0		0.25	-	0	0	1,650	Handbook or costs reference No. 1	5,500.00
	1.00	0		0.25	-	0	0	2,364	Characteristics of the type of housing 1
	1.00	0		0.25	-	0	0	1,125	Handbook or costs reference No. 2	5,500.00
	1.00	0		0.25	-	0	0	770	Characteristics of the type of housing 2
	1.00	0		0.25	-	0	0	709	Handbook or costs reference No. 2	5,500.00
	1.00	0		0.25	-	0	0	2,332	Characteristics of the type of housing 2
							Average	1,491.80	Average	5,500.00

The comparison is made with respect to the characteristics of the appraised lot
Sur. M2	Unit ($/m2)	Area	Locat.	Front	Form	Surf.	Com	Resulting F	Unit V.($/m2)	Efficiency factor in appraised real estate
100,000	1,650	0.90	1.00	0.95	1.00	1.00	0.90	0.77	1,269.68	Zone	1.00
Factors used in offer 1
2,000	2,364	0.90	1.00	0.95	1.00	1.00	0.90	0.77	1,819.16	Location	1.00
Factors used in offer 2
40,000	1,126	0.90	1.00	0.95	1.00	1.00	0.93	0.79	893.22	Front	1.00
Factors used in offer 3
200,000	770	1.00	1.00	0.95	1.00	1.00	1.00	0.95	731.74	Form	1.00
Factors used in offer 4
36,000	709	1.00	1.00	0.95	1.00	1.00	1.00	0.95	673.60	Surface	1.00
Factors used in offer 5
133,000	2,332	0.90	1.00	0.95	1.00	1.00	0.90	0.77	1,794.23	Other	1.00
Factors used in offer 6
								Average	1,196.94	Resulting F	1.00

Lot type	Unitary Value Applied to the Ground			1,197.00		Value Area				Value Band		1.00
Land Plot
Fraction Land Plot	Area / m2	Unit. Value	Efficiency factors							Net Unitary Value	Proportion	Partial value of the land plot
			Area	Locat.	Front	Form	Surface	Other	F Re.
120,000.00		1,197.00	1.00	1.00	1.00	1.00	1.00	1.00	1.00	1,197	1.00	143,640,000.00
General Polygon

Total surf. land plot		120,000.00	m2
Constructions
Types of construction	Use (key)	Class (key)	Age in years	V.U.T. in years	Area m2	New V.R.	Age factor	Conservation factor	Other (explain)	F Re.	Net V.R. ($/m2)	Constructions partial value

Total constructions surface					0.00			Total value of the constructions			0.00

Accessory surface						Construction Surface

Common areas and premises (only in condominiums)
Key	Description	Unit	Amount	New V.R.	Age in years	V.U.T. in years	Age factor	Conservation factor	F Re.	Net V.R. ($/m2)	Proportion	Common areas partial value

							Total value of the common areas and premises				0.00

Total constructions surface				0.00			Total value of the constructions			0.00

Accessory surface					Construction Surface

Additional elements (special premises, complementary works and accessory elements)
Key	Description	Unit	Amount	New V.R.	Age in years	V.U.T. in years	Age factor	Conservation factor	F Re.	Net V.R. ($/m2)	Partial value Additional Elements

		Additional elements (special premises, complementary works and accessory elements)								0.00

RESULT OF THE PHYSICAL APPROACH	143,640,000.00

(Illegible Signature)	(Illegible Signature)
Seal that reads: (VALUATION UNIT 09064 APPRAISALS CERTIFICATION ABC CAPITAL, S.A., Institución de Banca Múltiple ANA LAURA PALAZUELOS ILLADES 0903492)

ABCCAPITAL	Blvd. Manuel Avila Camacho, Colonia Lomas de Chapultepec C.P. 11000 Delegacion Alvaro Obregon Mexico D.F.

IV. CONCLUSIONS
IV.1 SUMMARY OF VALUES

COMPARATIVE MARKET APPROACH
(COMPARATIVE MARKET VALUE)	$143,640,000.00

COSTS APPROACH
(PHYSICAL OR DIRECT VALUE, NET OF REPLACEMENT)	$143,640,000.00

CAPITALIZATION APPROACH
NON APPLICABLE
RESIDUAL APPROACH
(RESIDUAL VALUE)	NON APPLICABLE

CONSIDERATIONS PRIOR TO CONCLUSION

FROM THE ANALYSIS OF THE VALUES OBTAINED THROUGH THE DIFFERENT APPROACHES, AND CONSIDERING THE DEVELOPMENT OF THE MARKET IN THE AREA OF INFLUENCE OF THE REAL ESTATE, IT IS CONCLUDED THAT THE VALUE OBTAINED THROUGH THE MARKET APPROACH, IS THE ONE THAT BEST REFLECTS ITS COMMERCIAL VALUE; WHICH AMOUNT IS:

$143,640,000.00

V.- CONCLUSION

COMMERCIAL VALUE	$143,640,000.00

<<<<<<<<<THAT IS, ONE HUNDRED FORTY THREE MILLION SIX HUNDRED AND FORTY THOUSAND PESOS 00/100 LEGAL CURRENCY IN THE UNITED MEXICAN STATES>>>>>>>>>>

THIS AMOUNT CONVERTED TO U.S. DOLLARS AT THE EXCHANGE RATE OF $11.97 PESOS PER DOLLAR, EQUALS THE SUM OF U.S. CY. $12’000,000.00 DLLS.

THAT IS, TWELVE MILLION DOLLARS 00/100 LEGAL CURRENCY IN THE UNITED STATES OF AMERICA

THIS AMOUNT REPRESENTS THE COMMERCIAL VALUE OF THE REAL ESTATE AS OF: MAY 7, 2013

THE VALUE OF THE REAL ESTATE OBTAINED IN PESOS, REFERRED BY THE METHOD OF THE I.N.P.C., AS OF AUGUST 2, 2011, AMOUNTS THE SUM OF:

$132’673,488.08

<<<<<<<<<THAT IS, ONE HUNDRED THIRTY TWO MILLION SIX HUNDRED AND SEVENTY THREE THOUSAND, FOUR HUNDRED AND EIGHTY EIGHT PESOS 08/100 LEGAL CURRENCY IN THE UNITED MEXICAN STATES>>>>>>>>>>

PROFESSIONAL APPRAISER SIGNATURE (Illegible Signature)	COMPTROLLER SIGNATURE (Illegible Signature)
MR. MARCELO GONZÁLEZ ALVEAR SHF REG: 0400663 SPECIALIZATION: REAL ESTATES MUNICIPAL TAX REGISTRY: PV-023/99	MRS. ANA LAURA PALAZUELOS ILLADES SHF REG: 0903492 SPECIALIZATION: REAL ESTATES VALUATION UNIT ABC CAPITAL S.A. INSTITUCIÓN DE BANCA MÚLTIPLE
Seal that reads: (VALUATION UNIT 09064 APPRAISALS CERTIFICATION ABC CAPITAL, S.A., Institución de Banca Múltiple ANA LAURA PALAZUELOS ILLADES 0903492)

ABCCAPITAL	Blvd. Manuel Avila Camacho, Colonia Lomas de Chapultepec C.P. 11000 Delegacion Alvaro Obregon Mexico D.F.

PHOTOGRAPHS

(Photograph)	(Photograph)

SURROUNDINGS	SURROUNDINGS

(Photograph)	(Photograph)

INTERIOR VIEW OF THE LAND PLOT	INTERIOR VIEW OF THE LAND PLOT

(Photograph)	(Photograph)

INTERIOR VIEW OF THE LAND PLOT	INTERIOR VIEW OF THE LAND PLOT

(Illegible Signature)	(Illegible Signature)
Seal that reads: (VALUATION UNIT 09064 APPRAISALS CERTIFICATION ABC CAPITAL, S.A., Institución de Banca Múltiple ANA LAURA PALAZUELOS ILLADES 0903492)

ABCCAPITAL	Blvd. Manuel Avila Camacho, Colonia Lomas de Chapultepec C.P. 11000 Delegacion Alvaro Obregon Mexico D.F.

MAP OF THE POLYGON

(Map of the polygon)

(Construction Chart for Fraction 33-1)

(Illegible Signature)	(Illegible Signature)
Seal that reads: (VALUATION UNIT 09064 APPRAISALS CERTIFICATION ABC CAPITAL, S.A., Institución de Banca Múltiple ANA LAURA PALAZUELOS ILLADES 0903492)

Exhibit F	Exhibit 10.32.4

Playas del Rosarito, B.C., on March 15, 2013

H. V. TOWNSHIP OF PLAYAS DE ROSARITO, B.C.

P r e s e n t.-

ADRIANA VALDIVIA LOMELI and LOURDES VALDIVIA LOMELI, Mexican citizens, of legal age, with conventional domicile to hear and receive notices located in Boulevard Benito Juárez and René Ortiz Street, C.P. 179, in Playas del Rosarito, in Baja California, respectfully appear to state before this H. Authority:

I.	That we are legitimate owners of the Fraction of land identified as “33-1” resulting from the subdivision of Parcel number 33 Z-1 P-2/5, with a surface of 12-00-00 hectares (twelve hectares), located at Ejido Mazatlán, Municipality of Playas de Rosarito, State of Baja California, which has been adjudicated to us, in accordance with public deed number 5335 (five thousand three hundred thirty five), volume 178 (one hundred seventy eight), granted on March eight, two thousand thirteen, of the protocol of the Notary Public number 18 (eighteen) of the City of Tijuana, Baja California, and registered before the Public Registry of Property and Commerce of this City, under entry number 6032845 (six million thirty two thousand eight hundred and forty five), Civil section, dated March 12, 2013, by means of which the legitimate succession of our mother, MRS. ROSENDA LOMELI LUNA, also known as ROSENDA L. DE VALDIVIA was formalized;

II.	That we have considered the sale of the mentioned fraction of land identified as “33-1” resulting from the subdivision of the Parcel number 33 Z-1 P-2/5, with a surface of 12-00-00 hectares (twelve hectares), located in the Ejido Mazatlán, Municipality of Playas de Rosarito, State of Baja California, at a price of USD $100.00 (one hundred dollars 00/100 legal currency in the United States of America) per square meter.

III.	That in accordance with article 89 (eighty nine) of the Agrarian Law, “In every alienation of national lands located in the areas declared as reserved for the growth of a population center, in accordance with the municipal urban development plans, in favor of persons different to those part of the ejido, the preferential right of the state and municipal governments established by the General Law of Human Settlements shall be respected”,

IV.	That in accordance with article 47 (forty seven) of the General Law on Human Settlements, “The federative entities and the municipalities shall have, pursuant to the corresponding federal and local laws, the preferential right, in equal conditions, to acquire the plots comprised in the reserve zones mentioned in the applicable urban development plans or programs, when these shall be subject to an alienation for valuable consideration”; and

V.	That in accordance with article 127 of the Urban Development Law of the State of Baja California: “In accordance with article 47 of the General Law on Human Settlements, the State Government and the Townships have the preferential right to acquire the plots comprised in the reserve declaration, when such plots are offered for sale or when, through any legal act, they shall be subject to a transfer of ownership”.

Considering the aforementioned, we respectfully request:

1.	Your confirmation that the Fraction of land identified as “33-1” resulting from the subdivision of the Parcel number 33 Z-1 P-2/5, with a surface of 12-00-00 hectares (twelve hectares), located at Ejido Mazatlán, Municipality of Playas de Rosarito, State of Baja California, is not located within one of the areas declared as reserved for the growth of a population center, nor within areas included in the corresponding reserve declaration, in accordance with the applicable urban development plans;

2.	In the event that said Fraction of land identified as “33-1” resulting from the subdivision of the Parcel number 33 Z-1 P-2/5, is located within the areas declared as reserved for the growth of a population center, or within areas comprised in the corresponding reserve declaration, you are hereby notified of my interest to sell the mentioned fraction of land at a price of USD $100.00 (one hundred dollars 00/100 legal currency in the United States of America) per square meter, and to, in a period that does not exceed 30 (thirty) calendar days counted as from the date hereof, you notify us if you want to exercise or not the preferential right mentioned in paragraphs III, IV and V above.

Without being any further matter, we are pleased to reiterate our highest consideration and respect.

“SWORN AS NECESSARY PURSUANT TO LAW”

(illegible signature)	(illegible signature)
Adriana Valdivia Lomeli.	Lourdes Valdivia Lomeli.

Exhibit G	Exhibit 10.32.4

MUNICIPAL PRESIDENCY

OFFICIAL WRIT NUMBER: PM/161/2013

MATTER: THE ONE STATED

Playas de Rosarito, B.C., on April 11, 2013

MRS. ADRIANA VALDIVIA LOMELI.

MRS. LOURDES VALDIVIA LOMELI.

Blvd. Benito Juárez and Street René Ortiz

C.P. 179

Playas de Rosarito, B.C.

Present.

By this means, I acknowledge receipt your writ dated March 19, 2013, in which you state the following, literally:

“1) That we are legitimate owners of the Fraction of land identified as “33-1” resulting from the subdivision of Parcel number 33 Z-1 P-2/5, with a surface of 12-00-00 hectares (twelve hectares), located at Ejido Mazatlán, Municipality of Playas de Rosarito, State of Baja California, which has been adjudicated to us, in accordance with public deed number 5335 (five thousand three hundred thirty five), volume 178 (one hundred seventy eight), granted on March eight, two thousand thirteen, of the protocol of the Notary Public number 18 (eighteen) of the City of Tijuana, Baja California, and registered before the Public Registry of Property and Commerce of this City, under entry number 6032845 (six million thirty two thousand eight hundred and forty five), Civil section, dated March 12, 2013, by means of which the legitimate succession of our mother, MRS. ROSENDA LOMELI LUNA, also known as ROSENDA L. DE VALDIVIA was formalized;

“2) That we have considered the sale of the mentioned fraction of land identified as “33-1” resulting from the subdivision of the Parcel number 33 Z-1 P-2/5, with a surface of 12-00-00 hectares (twelve hectares), located in the Ejido Mazatlán, Municipality of Playas de Rosarito, State of Baja California, at a price of USD $100.00 (one hundred dollars 00/100 legal currency in the United States of America) per square meter.

“3) That in accordance with article 89 (eighty nine) of the Agrarian Law, “In every alienation of national lands located in the areas declared as reserved for the growth of a population center, in accordance with the municipal urban development plans, in favor of persons different to those part of the ejido, the preferential right of the state and municipal governments established by the General Law of Human Settlements shall be respected”,

“4) That in accordance with article 47 (forty seven) of the General Law on Human Settlements, “The federative entities and the municipalities shall have, pursuant to the corresponding federal and local laws, the preferential right, in equal conditions, to acquire the plots comprised in the reserve zones mentioned in the applicable urban development plans or programs, when these shall be subject to an alienation for valuable consideration”; and

“5) That in accordance with article 127 of the Urban Development Law of the State of Baja California: “In accordance with article 47 of the General Law on Human Settlements, the State Government and the Townships have the preferential right to acquire the plots comprised in the reserve declaration, when such plots are offered for sale or when, through any legal act, they shall be subject to a transfer of ownership”.

On the matter, this H. V Township of Playas de Rosarito, B.C., in accordance with the mentioned laws, is hereby notified of your intent to sell the Fraction of land identified as “33-1” resulting from the subdivision of the Parcel number 33 Z-1 P-2/5, with an area of 12-00-00 hectares (twelve hectares), located in Ejido Mazatlán, Municipality of Playas de Rosarito, State of Baja California, at a price of USD $100.00 (one hundred dollars 00/100 legal currency in the United States of America) per square meter, and I HEREBY FORMALLY INFORM YOU THAT THIS TOWNSHIP UNDER MY SUPERVISION DOES NOT INTEND TO EXERCISE THE PREFERENCE RIGHT TO ACQUIRE THE MENTIONED FRACTION OF LAND IN QUESTION.

SINCERELY

“A GOVERNMENT CLOSER TO YOU”

(Illegible signature)

MR. JAVIER ROBLES AGUIRRE
MUNICIPAL PRESIDENT
H. V. TOWNSHIP OF PLAYAS DE ROSARITO

Exhibit H	Exhibit 10.32.4

Playas del Rosarito, B.C., on March 15, 2013

DELEGATE OF THE COMPTROLLING OFFICE

OF THE GOVERNMENT OF THE STATE OF BAJA CALIFORNIA

IN THE MUNICIPALITY OF PLAYAS DE ROSARITO, B.C.

Present.-

ADRIANA VALDIVIA LOMELI and LOURDES VALDIVIA LOMELI, Mexican citizens, of legal age, with conventional domicile to hear and receive notices located in Boulevard Benito Juárez and René Ortiz Street, C.P. 179, in Playas del Rosarito, in Baja California, respectfully appear to state before this H. Authority:

I.	That we are legitimate owners of the Fraction of land identified as “33-1” resulting from the subdivision of Parcel number 33 Z-1 P-2/5, with a surface of 12-00-00 hectares (twelve hectares), located at Ejido Mazatlán, Municipality of Playas de Rosarito, State of Baja California, which has been adjudicated to us, in accordance with public deed number 5335 (five thousand three hundred thirty five), volume 178 (one hundred seventy eight), granted on March eight, two thousand thirteen, of the protocol of the Notary Public number 18 (eighteen) of the City of Tijuana, Baja California, and registered before the Public Registry of Property and Commerce of this City, under entry number 6032845 (six million thirty two thousand eight hundred and forty five), Civil section, dated March 12, 2013, by means of which the legitimate succession of our mother, MRS. ROSENDA LOMELI LUNA, also known as ROSENDA L. DE VALDIVIA was formalized;

II.	That we have considered the sale of the mentioned fraction of land identified as “33-1” resulting from the subdivision of the Parcel number 33 Z-1 P-2/5, with a surface of 12-00-00 hectares (twelve hectares), located in the Ejido Mazatlán, Municipality of Playas de Rosarito, State of Baja California, at a price of USD $100.00 (one hundred dollars 00/100 legal currency in the United States of America) per square meter.

III.	That in accordance with article 89 (eighty nine) of the Agrarian Law, “In every alienation of national lands located in the areas declared as reserved for the growth of a population center, in accordance with the municipal urban development plans, in favor of persons different to those part of the ejido, the preferential right of the state and municipal governments established by the General Law of Human Settlements shall be respected”,

IV.	That in accordance with article 47 (forty seven) of the General Law on Human Settlements, “The federative entities and the municipalities shall have, pursuant to the corresponding federal and local laws, the preferential right, in equal conditions, to acquire the plots comprised in the reserve zones mentioned in the applicable urban development plans or programs, when these shall be subject to an alienation for valuable consideration”; and

V.	That in accordance with article 127 of the Urban Development Law of the State of Baja California: “In accordance with article 47 of the General Law on Human Settlements, the State Government and the Townships have the preferential right to acquire the plots comprised in the reserve declaration, when such plots are offered for sale or when, through any legal act, they shall be subject to a transfer of ownership”.

Considering the aforementioned, we respectfully request:

1.	Your confirmation that the Fraction of land identified as “33-1” resulting from the subdivision of the Parcel number 33 Z-1 P-2/5, with a surface of 12-00-00 hectares (twelve hectares), located at Ejido Mazatlán, Municipality of Playas de Rosarito, State of Baja California, is not located within one of the areas declared as reserved for the growth of a population center, nor within areas included in the corresponding reserve declaration, in accordance with the applicable urban development plans;

2.	In the event that said Fraction of land identified as “33-1” resulting from the subdivision of the Parcel number 33 Z-1 P-2/5, is located within the areas declared as reserved for the growth of a population center, or within areas comprised in the corresponding reserve declaration, you are hereby notified of my interest to sell the mentioned fraction of land at a price of USD $100.00 (one hundred dollars 00/100 legal currency in the United States of America) per square meter, and to, in a period that does not exceed 30 (thirty) calendar days counted as from the date hereof, you notify us if you want to exercise or not the preferential right mentioned in paragraphs III, IV and V above.

Without being any further matter, we are pleased to reiterate our highest consideration and respect.

“SWORN AS NECESSARY PURSUANT TO LAW”

(illegible signature)	(illegible signature)
Adriana Valdivia Lomeli.	Lourdes Valdivia Lomeli.

Exhibit I	Exhibit 10.32.4

ENTITY: Comptrolling Office of Government

SECTION: Delegation

OFFICIAL WRIT NUMBER 124/OMR/2013

FILE

SUBJECT:	ANSWER TO WRIT

Playas de Rosarito, Baja California, on April 3, 2013.

MESSRS. ADRIANA VALDIVIA LOMELI AND LOURDES VALDIVIA LOMELI

BLVD BENITO JUAREZ AND RENE ORTIZ STREET C.P. 179

PLAYAS DE ROSARITO, B.C.

Starting with a greeting, and in accordance with your writ filed with this office last March 19 of this year, I hereby attach to this writ a certified copy of the official writ 001365 in which it is mentioned that, after reviewing the antecedents registered in the files of the Direction of Territorial Ordering of the SIDUE, as well as having located and identified Parcel 33 Z-1 P-2/5, Fraction 33-1 with an area of 12-00-00 hectares, which belongs to Ejido Mazatlán, in Playas de Rosarito, it is concluded that the Ministry has no interest in acquiring it, likewise it is informed that the mentioned Parcel, in accordance with the Urban Development Program of the population Center of this Municipality, published in the Official Newspaper on October 19, 2007 is considered as urban reserve.

Without being any further matter, I remain at your service.

SINCERELY

COMPTROLLING OFFICE OF GOVERNMENT

DELEGATE IN PLAYAS ROSARITO, B.C.

(illegible signature)

JORGE LUIS CASTAÑEDA RODRIGUEZ

C.c. File

JLCR/lzp*

Exhibit J	Exhibit 10.32.4

Lic. Luis A. Durazo Bazua

Notary Public No. 1

Playas de Rosarito, B.C.

VOLUME (289) TWO HUNDRED AND EIGHTY NINE. --------------------------------------------- NUMBER (22,885) TWENTY TWO THOUSAND EIGHT HUNDRED AND EIGHTY FIVE In the city of Playas de Rosarito, State of Baja California, at fourteen hours of March fifteen two thousand thirteen, I, Mr. Luis A. Durazo Bazua, in charge of the Notary Public number one of this Municipality, I hereby attest that per request and in company of Messrs. Adriana Valdivia Lomelí and Lourdes Valdivia Lomelí, I appeared in the administrative offices of Ejido Poblado Mazatlán, located at the number (104) one hundred and four, second floor (22) twenty two, of Boulevard Benito Juárez, corner with René Ortiz Street, downtown zone, of this city, to evidence, under my faith, the following facts: -----------------------------------------------------------------------------------------------

First.- That in this place Messrs. Enrique Esquivel Haros, Ernesto Cruz Troncoso Sánchez and Jorge González Herrera are present, in their capacities as President, Secretary and Treasurer of Ejido Poblado Mazatlán, respectively, who are personally known to me.---

Second: That in my presence, Messrs. Adriana Valdivia Lomelí and Lourdes Valdivia Lomelí delivered to the members of the Ejido Board, a writ consisting of two useful pages, to which a copy of a map certified by the Cadastral Direction is attached, by means of which they notify their intent to transfer the Fraction 33-1, resulting from the subdivision of the Parcel 33 Z-1 P2/5, with a surface of twelve hectares, located at Ejido Poblado Mazatlán, of this city, at the price and under the conditions detailed in such writ, from which document I have obtained the copy attached to the appendix of this instrument, marked with the letter “A”.------------------------

Third.- That the members of the Ejido Board, who are present, received to their conformity, the notification writ, stating that they shall immediately comply with the provisions of article eighty four of the Agrarian Law, affixing at visible places of the Ejido, the corresponding notification instrument.------------------------------------------------------------------------------------------

With the foregoing, at fourteen hours and twenty minutes on the day of its commencement, this notarial diligence was concluded. ---------------------------------------------------------------------------------------------------

---------------------------------NOTARIAL ATTESTATION -----------------------------------------

I, the Notary, attest the truthfulness of the act; that the information related and inserted in this instrument is faithfully consistent with its originals, which were shown to me; of the legal capacity of the appearing parties, who identify themselves with the documents attached to the appendix of this instrument in certified copy, marked with the letter “B”; and that by their general data, they stated to be:-------------------------------------------------------------- ------------------------------------------------

Mrs. Adriana Valdivia Lomelí, Mexican, born in Tijuana, Baja California, on July twenty seven, one thousand nine hundred seventy seven, married under the regime of separate assets, dedicated to agricultural labor, with domicile in the house number twenty four of the Boulevard Benito Juárez, Colonia Echeverría, of this city. ------------------------------------------------------------------

Mrs. Lourdes Valdivia Lomelí, Mexican, born in Tijuana, Baja California, on June nine, one thousand nine hundred seventy three, married, dedicated to housework, with domicile in the house number eight hundred and seventy one of the Boulevard Benito Juárez, Colonia Lucio Blanco, of this city.------------------------------------------------------------------------------------------------------

Having read this instrument to the appearing parties, to whom I informed of the penalties incurred by those who declare falsely, and having explained to them the legal value and consequences of its content, they stated their conformity with it and executed it on the date of its granting, in which I authorize it. I attest. -------------------------------------------------------------------------- Adriana Valdivia Lomelí.- Executed.- Lourdes Valdivia Lomelí.- Executed.- Before me: the signature of the notary.- The authorizing seal.---------------------------------------------------------------

IT IS THE FIRST NOTARIAL COPY OF THIS DEED, ISSUED FOR MESSRS. ADRIANA VALDIVIA LOMELÍ AND LOURDES VALDIVIA LOMELÍ, DULY COMPARED AND CORRECTED; CONSISTS OF (6) SIX USEFUL PAGES, FROM WHICH (1) ONE CORRESPONDS TO THE INSTRUMENT, (1) ONE TO THE COVER SHEET AND (4) FOUR CORRESPOND TO THE APPENDIX.- PLAYAS DE ROSARITO, BAJA CALIFORNIA, ON APRIL EIGHT, TWO THOUSAND THIRTEEN.- I ATTEST.------------------

(illegible signature)

MR. LUIS A. DURAZO BAZUA

NOTARY PUBLIC NUMBER ONE

COVER PAGE

DOCUMENTS ATTACHED TO THE APPENDIX OF THE DEED 22,885, VOLUME 289.

LETTER “A”: WRIT

LETTER “B”: IDENTIFICATIONS

Playas de Rosarito, B.C., on March 15, 2013

Members of the Ejido Board in Office

Members of the Ejido Inspection Board in Office

Ejido Mazatlán

Municipality of Playas de Rosarito

State of Baja California

Present.

The undersigned, ADRIANA VALDIVIA LOMELI and LOURDES VALDIVIA LOMELI, Mexican citizens, of legal age, ejido members with duly recognized agrarian rights as successors in agrarian matters of our deceased mother, the ejido member ROSENDA LOMELI LUNA (also known as ROSENDA L. DE VALDIVIA), in Ejido Mazatlán, Municipality of Playas de Rosarito, State of Baja California, México, who have also been acknowledged as sole and universal heirs, by means of this notice and in order for it to serve as personal notice to all the parties who are entitled to the right of first refusal in terms of Article 84 of the Agrarian Law, we notify to you our intent to transfer for the first time the Fraction “33-1”, resulting from the subdivision of Parcel number 33 Z-1 P-2/5, which fraction has a surface of 12-00-00 hectares (twelve hectares), located in Ejido Mazatlán, Municipality of Playas de Rosarito, State of Baja California, which has been adjudicated to us, in accordance with public deed number 5335 (five thousand three hundred thirty five), volume 178 (one hundred seventy eight), granted on March eight, two thousand thirteen, of the protocol of the Notary Public number 18 (eighteen) of the City of Tijuana, Baja California, and registered before the Public Registry of Property and Commerce of this City, under the entry number 6032845 (six million thirty two thousand eight hundred and forty five), Civil section, dated March 12, 2013, in the terms herein below mentioned.

We also request, respectfully, that such Ejido Board and Ejido Inspection Board in office are deemed notified of this writ, and that through them, the following is notified by means of a publication in the most visible places of the Ejido:

“To the relatives of ADRIANA VALDIVIA LOMELI and LOURDES VALDIVIA LOMELI, to the individuals who have worked for over a year in the parcel identified below, to the Ejido members, to the Neighbors, and to the Ejido Population Center, who in that order are entitled to the right of first refusal in accordance with Article 84 (eighty four) of the Agrarian Law, you are hereby notified that ADRIANA VALDIVIA LOMELI and LOURDES VALDIVIA LOMELI have agreed the sale of Fraction “33-1”, with a surface of 12-00-00 hectares (twelve hectares), resulting from the subdivision of Parcel number 33 Z-1 P-2/5 (the “Parcel”), located in Ejido Mazatlán, Municipality of Playas de Rosarito, as shown in the map attached hereto as Exhibit “A”. The price is of $100.00 U.S. Dollars (One hundred dollars 00/100 legal currency in the United States of America), per square meter.

Resulting from the foregoing, and in accordance with the referred Article 84 (eighty four) of the Agrarian Law, you are notified of the intended transfer, in order to, if applicable, exercise your right of first refusal with respect to such Fraction “33-1” of the Parcel, within a term of 30 (thirty) calendar days counted as from this date, in the understanding that if more than two individuals exercise the right of first refusal with equal offers, a draw before a notary public shall be carried out, to determine to whom does the preference correspond, in compliance with the provisions of Article 85 (eighty five) of the Agrarian Law.

ADRIANA VALDIVIA LOMELI and LOURDES VALDIVIA LOMELI appoint as their domicile to hear and receive notices, the one located in Boulevard Benito Juárez and René Ortiz Street, C.P. 179, in Playas del Rosarito, in Baja California, Mexico.”

Sincerely

(illegible signature)	(illegible signature)
ADRIANA VALDIVIA LOMELI.	LOURDES VALDIVIA LOMELI.

Holders of the Parcel No 33 Z-1 P 2/5

On their Own Behalf

WITNESS	WITNESS

(illegible signature)	(illegible signature)
MR. MANUEL GARCÍA ESTRADA	MRS. KARINA TOMASA MEZA LEAL.

(Front side of the voting card of Mrs. Lourdes Valdivia Lomelí, issued by the Mexican Federal Electoral Institute)	(Front side of the voting card of Mrs. Adriana Valdivia Lomelí, issued by the Mexican Federal Electoral Institute)

(Back side of the voting card of Mrs. Lourdes Valdivia Lomelí, issued by the Mexican Federal Electoral Institute)	(Back side of the voting card of Mrs. Adriana Valdivia Lomelí, issued by the Mexican Federal Electoral Institute)

MISTER LUIS A. DURAZO BAZUA, IN CHARGE OF THE NOTARY PUBLIC NUMBER ONE OF THIS MUNICIPALITY, ---------------------------------------------------------------------------------------------------------------------------

------------------------------- CERTIFIES -----------------------------------------------------

That this file consisting of (4) four useful pages, is a faithful reproduction of the documents attached to the appendix of the Deed Number (22,885) twenty two thousand eight hundred and eighty five, Volume (289) two hundred and eighty nine, of the Protocol of this Notary, marked with the letters “A” and “B”, respectively.- Playas de Rosarito, Baja California, on April 8, 2013.- I attest. --------------------------------------------------------------------------------------------------------------------

(illegible signature)

MR. LUIS A. DURAZO BAZUA

NOTARY PUBLIC NUMBER ONE

(Topographic Survey)	LOCATION: (Location map)
LINK: (Map) 1.- This map is linked to the Reference Geodesic System ITAF 92, season 1988, used in the positioning points IT-68, III-29 and on boundaries No. 310 and 322 of the land plot.

Notes:

1.- This cartogram was prepared based on the technical data described in the ownership document and on the points established in the field.

2.- The rights of the neighbors shall remain safe to be enforced (Article 24 of the Cadastral Real Estate Law for the State of B.C.)

Symbology:
Planning and Cadastral Direction Cartography Department
	Name of the Expert: Mr. Miguel Angel Guerrero H. Federal Registry: 1563218 State Registry: 5284/91 Number of the Expert: CR - 04 (ILLEGIBLE SIGNATURE)	Name of the Owner(s): LOMELÍ ROSENDA Physical-Documental Surface: 120,000,000M2 Cadastral code: EM-033-001 Place: Ejido Mazatlán, Municipality Playas de Rosarito
	Date: February 1, 2013 Scale: 1 : 1,500	Number of maps: 1/1
Documentation: Subdivision of real estate official writ number DFR-SFR-068-2011 dated September 26, 2011 P.R.P.C. Entry 6029984 Registration on October 05, 2011, Section: Civil.

PLANNING AND CADASTRAL DIRECTION

OF THE MUNICIPALITY PLAYAS DE ROSARITO, B.C

CERTIFIES

That for purposes of the topographic survey and except for error, omission or amendment, the surface, measures and boundaries of the documental polygon of this map corresponds to the registration data of this Cadastral Direction under the cadastral code number EM-033-001 and which were verified and resubmitted by the executing official expert.

NOTE: OWNERSHIP IS NOT CERTIFIED

Paid rights on official receipt No. 05-6656

February 01, 2013

PLANNING AND CADASTRAL DIRECTOR             CARTOGRAPHY DEPARTMENT

(Illegible signature)                                                                (Illegible signature)

NEFTALI BARRIOS GUEVARA

EJIDO	MAZATLAN
POBLADO

02.002.1.00131

BLVD. BENITO JUÁREZ AND CALLE RENÉ ORTIZ

P.O. BOX 179 TELEPHONES 2-1025 AND 2-17-14 FAX: 2-22-61

Playas de Rosarito, B.C., on April 16, 2013

MATTER: ANSWER TO THE REQUEST

OF THE RIGHT OF FIRST REFUSAL

PURSUANT TO ARTICLE 84

MRS. ADRIANA VALDIVIA LOMELÍ

MRS. LOURDES VALDIVIA LOMELÍ

Blvd. Benito Juárez and Calle René Ortiz

C.P. 179

Playas de Rosarito, B.C.

P r e s e n t .

The undersigned, members of the Ejido Board and of the Ejido Inspection Board of the town called Mazatlán, Municipality of Tijuana (currently Playas de Rosarito), state of Baja California, having complied your request dated March 15, 2013, in which you requested that we notify the right of first refusal pursuant to the provisions of Article 84 of the Agrarian Law with respect to Fraction “33-1” with a surface of 12-00-00 hectares (twelve hectares), resulting from the subdivision of Parcel number 33 Z-1 P-2/5, located in Ejido Mazatlán, Municipality of Playas de Rosarito, State of Baja California, Mexico, parcel over which the deceased ejido member ROSENDA LOMELÍ LUNA (also known as ROSENDA L. DE VALDIVIA), obtained complete ownership, in Ejido Mazatlán, Municipality of Playas de Rosarito, State of Baja California, México, and over which you were recognized as sole and universal heirs, both in agrarian and civil matters; by this means we evidence that the following notification was carried out:

“To the relatives of ADRIANA VALDIVIA LOMELI and LOURDES VALDIVIA LOMELI, to the individuals who have worked for over a year in the parcel identified below, to the Ejido members, to the Neighbors, and to the Ejido Population Center, who in that order are entitled to the right of first refusal in accordance with Article 84 (eighty four) of the Agrarian Law, you are hereby notified that ADRIANA VALDIVIA LOMELI and LOURDES VALDIVIA LOMELI have agreed the sale of Fraction “33-1”, with a surface of 12-00-00 hectares (twelve hectares), resulting from the subdivision of Parcel number 33 Z-1 P-2/5 (the “Parcel”), located in Ejido Mazatlán, Municipality of Playas de Rosarito, as shown in the map attached hereto as Exhibit “A”. The price is of $100.00 U.S. Dollars (One hundred dollars 00/100 legal currency in the United States of America), per square meter.

Resulting from the foregoing, and in accordance with the referred Article 84 (eighty four) of the Agrarian Law, you are notified of the intended transfer, in order to, if applicable, exercise your right of first refusal with respect to such Fraction “33-1” of the Parcel, within a term of 30 (thirty) calendar days counted as from this date, in the understanding that if more than two individuals exercise the right of first refusal with equal offers, a draw before a notary public shall be carried out, to determine to whom does the preference correspond, in compliance with the provisions of Article 85 (eighty five) of the Agrarian Law.

EJIDO	MAZATLAN
POBLADO

02.002.1.00131

BLVD. BENITO JUÁREZ AND CALLE RENÉ ORTIZ

P.O. BOX 179 TELEPHONES 2-1025 AND 2-17-14 FAX: 2-22-61

“ADRIANA VALDIVIA LOMELI and LOURDES VALDIVIA LOMELI appoint as their domicile to hear and receive notices, the one located in Boulevard Benito Juárez and René Ortiz Street, C.P. 179, in Playas del Rosarito, in Baja California, Mexico.”

On the matter, we inform you that by means of writs dated April 15, 2013, Mr. Jesús César Veleta Barrera, in his capacity as husband of Adriana Valdivia Lomelí, and Mr. Miguel angel García Gómez, in his capacity as husband of Lourdes Valdivia Lomelí, were notified, who, in turn, by means of a writ dated March 16, 2013, literally stated the following: “… On the matter, by this means we consider ourselves notified and formally state that it is not our will to exercise the right of first refusal corresponding to us, …”

On the same date, March 15, 2013, the Ejido members, neighbors, individuals who have worked in the mentioned parcel for over a year, or any other person of this Ejido Center were formally notified; through publication of the writ addressed by you to this Board, for publicity effects, in the places established in this Ejido Center, of the city of Playas de Rosarito, State of Baja California, situation that was attested by the Notary Public Number One of the Jurisdiction, MR LUIS A. DURAZO BAZÚA.

Considering that the term established in Article 84 of the Agrarian Law has elapsed, we inform you that as of this date, April 16, 2013, no relative, Ejido member, neighbor, individual who has worked in the mentioned parcel for over a year, or any other person of this Ejido Center, has appeared before this Ejido Board and Ejido Inspection Board, to exercise the notified right of first refusal.

Sincerely

“LAND AND FREEDOM”

EJIDO MAZATLÁN

THE EJIDO BOARD

PRESIDENT	SECRETARY	TREASURER

(illegible signature)	(illegible signature)	(illegible signature)
Enrique Esquivel Haros	Ernesto Cruz Troncoso Sánchez	Jorge González Herrera

THE EJIDO INSPECTION BOARD

PRESIDENT	1ST SECRETARY	2ND SECRETARY

(illegible signature)	(illegible signature)	(illegible signature)
Pascual Arturo Cordero Victorio	Alfonso Ramírez Machado	Félix Minjárez Vázquez

Exhibit K	Exhibit 10.32.4

ON BEHALF OF THE FREE AND SOVEREIGN STATE OF BAJA CALIFORNIA, I CERTIFY THAT IN THE ARCHIVE OF THIS OFFICE OF THE CIVIL REGISTRY, A MARRIAGE CERTIFICATE IS REGISTERED, OF WHICH THIS PROOF IS ISSUED AND CERTIFIED, AND WHICH CONTAINS THE FOLLOWING DATA:

MARRIAGE CERTIFICATE

OFFICE	BOOK	REGISTRY DATE	LOCATION
01	02	July/27/2001	PLAYAS DE ROSARITO
MUNICIPALITY OR DISTRICT		FEDERATIVE ENTITY
PLAYAS DE ROSARITO		BAJA CALIFORNIA
DATA OF THE SPOUSES

NAME OF THE SPOUSE:  JESUS CESAR             VELETA                            BARRERA

                                               NAME(S)            FIRST LAST NAME     SECOND  LAST NAME

PLACE OF BIRTH: MR. ADOLFO LOPEZ MATEOS     GUERRERO     CHIHUAHUA     MEXICO

                                                    LOCATION                     MUNICIPALITY         ENTITY       COUNTRY

AGE: 29 YEARS        NATIONALITY: MEXICAN      OCCUPATION: EMPLOYEE

DOMICILE: GUILLERMO TRONCOSO 714 LUCIO BLANCO P. DE ROSARITO, B.C.

NAME OF THE SPOUSE:      ADRIANA                     VALDIVIA                        LOMELÍ

                                                  NAME(S)              FIRST LAST NAME         SECOND LAST NAME

PLACE OF BIRTH:                  TIJUANA                TIJUANA           BAJA CALIFORNIA   MEXICO

                                                 LOCATION           MUNICIPALITY                 ENTITY              COUNTRY

AGE: 24 YEARS        NATIONALITY: MEXICAN      OCCUPATION: STUDENT

DOMICILE: BENITO JUAREZ 24 Z.C. P. DE ROSARITO, B.C.

DATA OF THE PARENTS OF THE HUSBAND

NAME OF THE FATHER:     ------------------                    ---------------------                   -----------------------

                                                     NAME(S)                 FIRST LAST NAME             SECOND LAST NAME

NATIONALITY:  -----------

NAME OF THE MOTHER:        AMELIA                     VELETA                         BARRERA

                                                     NAME(S)           FIRST LAST NAME        SECOND LAST NAME

NATIONALITY:  MEXICAN

DOMICILE(S): --------------

                   CHIHUAHUA CHIH.

DATA OF THE PARENTS OF THE WIFE

NAME OF THE FATHER:       BERNABE                  VALDIVIA                        TOVAR

                                                    NAME(S)            FIRST LAST NAME        SECOND LAST NAME

NATIONALITY: MEXICAN

NAME OF THE MOTHER:     ROSENDA                    LOMELÍ                              LUNA

                                                    NAME(S)           FIRST LAST NAME       SECOND LAST NAME

NATIONALITY:  MEXICAN

DOMICILE(S): BENITO JUAREZ 24 Z.C. P. DE ROSARITO, B.C.

MARRIAGE REGIME
SEPARATION OF ASSETS
THIS PROOF OF REGISTRY IS ISSUED AND CERTIFIED ON AUGUST 3, 2001 IN

(Illegible signature)
MS. PAULA JULIETA PERDOMO ROJAS CIVIL REGISTRY OFFICER 01	SEAL OF THE CIVIL REGISTRY OFFICE
0260243

Exhibit L	Exhibit 10.32.4

MARRIAGE CERTIFICATE
UNITED MEXICAN STATES	HIM	POPULATION REGISTRY UNIQUE KEY
GOVERNMENT OF THE FREE AND SOVEREIGN
STATE OF BAJA CALIFORNIA	HER	POPULATION REGISTRY UNIQUE KEY
CIVIL REGISTRY

OFFICE NO.	BOOK NO.	CERTIFICATE NO.	LOCATION	DATE OF REGISTRATION
04	- - - - - -	0045	PLAYAS DE ROSARITO	DAY	MONTH	YEAR
MUNICIPALITY OR DELEGATION TIJUANA			FEDERATIVE ENTITY BAJA CALIFORNIA	12	03	93

SPOUSES

NAME OF THE SPOUSE	MIGUEL ANGEL	GARCIA	GOMEZ
	(NAME(S))	(FIRST LAST NAME)	(SECOND LAST NAME)
PLACE OF BIRTH	TIJUANA	TIJUANA B.C.	AGE 23 YEARS
	(LOCATION)	(MUNICIPALITY)	(FEDERATIVE ENTITY)
NATIONALITY	MEXICAN	OCCUPATION	BUSINESSMAN
DOMICILE	MANUEL PEREZ 867 COL. LUCIO BLANCO P. DE ROSARITO B.C.
NAME OF THE SPOUSE	LOURDES	VALDIVIA	LOMELÍ
	(NAME(S))	(FIRST LAST NAME)	(SECOND LAST NAME)
PLACE OF BIRTH	TIJUANA	TIJUANA B.C.	AGE 19 YEARS
	(LOCATION)	(MUNICIPALITY)	(FEDERATIVE ENTITY)
NATIONALITY	MEXICAN	OCCUPATION	BUSINESSMAN
DOMICILE	BLVD. BENITO JUAREZ KM. 22 P. DE ROSARITO B.C.

PARENTS OF THE MALE SPOUSE

NAME OF THE FATHER	JESUS GARCIA GONZALEZ	NATIONALITY	MEXICAN
NAME OF THE MOTHER	YOLANDA GOMEZ LOPEZ	NATIONALITY	MEXICAN
DOMICILE(S)	MANUEL PEREZ 867 COL. LUCIO BLANCO P. DE ROSARITO B.C.

PARENTS OF THE FEMALE SPOUSE

NAME OF THE FATHER	BERNABE VALDIVIA TOVAR	NATIONALITY	MEXICAN
NAME OF THE MOTHER	ROSENDA LOMELI LUNA	NATIONALITY	MEXICAN
DOMICILE(S)	BLVD. BENITO JUAREZ KM. 22 P. DE ROSARITO B.C.

WITNESSES OF THE SPOUSES

NAME	GUILLERMO RODRIGUEZ LOMELI	NATIONALITY	MEXICAN	AGE 30 YEARS
DOMICILE	MANUEL PEREZ 2404 COL. LUCIO BLANCO		KINSHIP	NONE
NAME	DORA MARIA ROMANO ROMANO	NATIONALITY	MEXICAN	AGE 31 YEARS
DOMICILE	MANUEL PEREZ 2404 COL. LUCIO BLANCO		KINSHIP	NONE
NAME	MARIA ELIZABETH MARQUEZ VENTURA	NATIONALITY	MEXICAN	AGE 26 YEARS
DOMICILE	EBANO 34 ZONA CENTRO P. DE ROSARITO,B.C.		KINSHIP	NONE
NAME	MARIA DE LOS ANGELES DIAZ MEDEROS	NATIONALITY	MEXICAN	AGE 21 YEARS
DOMICILE	CALLE 27 NO. 23 COL. MIRAMAR TIJUANA, B.C.		KINSHIP	NONE

NAME(S) OF THE INDIVIDUAL(S) GRANTING CONSENT DUE TO THE UNDERAGE OF THE SPOUSE(S) ============================================================================================
AUTHORIZATION OF THE MINISTRY OF THE INTERIOR FOR FOREIGN SPOUSE(S) ============================================================================================
THIS MARRIAGE AGREEMENT SHALL BE SUBJECT TO THE REGIME OF: JOINT ASSETS (XX) SEPARATION OF ASSETS ( )

	HIM	HER	FINGERPRINT OF THE MALE
S			SPOUSE
I	(illegible signature)	(illegible signature)
G	SPOUSES
N
A	(illegible signature)	(illegible signature)	FINGERPRINT OF THE
T			FEMALE SPOUSE
U
R	PARENTS
E
S	(illegible signature)	(illegible signature)
WITNESSES

HAVING QUESTIONED THE SPOUSES IN THE TERMS ORDERED BY LAW AND WITHOUT THE EXISTENCE OF ANY LEGAL IMPEDIMENT, OR WITH THE DISPENSATION OF THE EXISTING IMPEDIMENT FOR THE EXECUTION OF THE MARRIAGE, I DECLARE YOU ON BEHALD OF THE LAW AND BEFORE THE SOCIETY, AS JOINED IN MATRIMONY AND YOUR MARRIAGE AGREEMENT AS PERFECT AND LEGITIMATE FOR ALL THE LEGAL EFFECTS, AND AFTER HAVING READING SUCH, YOU RATIFY AND EXECUTE IT JOINTLY WITH THE UNDERSIGNED, WHO INTERVENED IN IT AND KNOW HOW TO DO IT, AND THOSE WHO DO NOT, STAMP THEIR FINGERPRINT. I ATTEST.

THE OFFICER     04     OF THE CIVIL REGISTRY

SEAL OF THE OFFICE OF THE CIVIL REGISTRY
MR. SILVANO ABARCA MACKLIS	(ILLEGIBLE SIGNATURE)
NAME	SIGNATURE
THIS CERTIFICATE HAS THE FOLLOWING NOTES ATTACHED:		(ILLEGIBLE SIGNATURE)

MARRIAGE CERTIFICATE

On behalf of the Free and Sovereign State of Baja California, and as OFFICER OF THE CIVIL REGISTR of this Municipality of Tijuana, I hereby inform to those having this certificate at sight, and attest as true that in book number ~~_______~~, kept in the Archive of this OFFICE supervised by me, at page number    0045    Entry number    0045    , which data appears in the backside, is a true and exact copy of its original and is authorized with my signature and the seal of this OFFICE.

THIS CERTIFICATION IS ISSUED IN COMPLIANCE WITH ARTICLE 48 OF THE CIVIL CODE IN FORCE IN THE STATE, IN THE CITY OF TIJUANA, BAJA CALIFORNIA, ON    MARCH   ,    16   ,    1993   .

THE MUNICIPAL DELEGATE IN OFFICE AS

OFFICER OF THE CIVIL REGISTRY

(ILLEGIBLE SIGNATURE)

MR. SILVANO ABARCA MACKLIS

No. 15962

ISSUED IN: PLAYAS DE ROSARITO, B.C.

Exhibit M	Exhibit 10.32.4

NOTARY PUBLIC NUM. 18

MR. RAMÓN ANDRÉS GRACIANO DUEÑAS

Tijuana, Baja California, May 6, 2013

PUBLIC REGISTRAR OF THE PROPERTY AND COMMERCE

PLAYAS DE ROSARITO, B.C.

I hereby inform to you that in this Notarial office, a public deed containing the following legal act, shall be granted:

THE PURCHASE AND SALE AGREEMENT WITH MORTGAGE SECURITY, that shall be executed by:

As THE SELLERS, Messrs. ADRIANA VALDIVIA LOMELÍ and LOURDES VALDIVIA LOMELÍ, the latter with the consent of her husband, Mr. Miguel Ángel García Gómez;

As THE PURCHASER, the company named N.S.C. AGUA, SOCIEDAD ANÓNIMA DE CAPITAL VARIABLE.

Likewise, the following persons shall appear:

Messrs. Enrique Esquivel Haros, Ernesto Cruz Troncoso Sánchez and Jorge Gónzalez Herrera, as President, Secretary and Treasurer, respectively, of the Inspection Board of the Ejido in office, on behalf of Ejido Mazatlán of the Municipality of Playas de Rosarito, Baja California, in order to consent this transaction.

MORTGAGE SECURITY:

N.S.C. AGUA, SOCIEDAD ANONIMA DE CAPITAL VARIABLE, shall constitute a mortgage in first place and order in favor of Messrs. ADRIANA VALDIVIA LOMELÍ and LOURDES VALDIVIA LOMELÍ and EJIDO MAZATLAN of the Municipality of Playas de Rosarito, Baja California.

THE REAL ESTATE subject matter of the purchase and sale, and over which the mortgage security shall be created is:

The lot fraction 33-1 (thirty three dash one) resulting from the subdivision of parcel number 33 Z-1 P-2/5 (thirty three Z dash one P two slash five), without number, of Ejido Mazatlán, Municipality of Playas de Rosarito, Baja California.

Registry Antecedent:

Entry 6’032,845, Civil Section, dated March 12, 2013.

Per the request of the BUYER, I request that the correspondent registry entry, in connection with the aforementioned entry, is carried out, for purposes of article 2885 of the Civil Code for the State of Baja California and that a Certificate evidencing the existence or inexistence of encumbrances over such real estate, is issued.

SINCERELY

(illegible signature)

MR. RAMÓN ANDRÉS GRACIANO DUEÑAS

NOTARY PUBLIC NUM. 18

Avenida Guanajuato number 3437, Colonia Cacho, Tijuana. B.C.

Tel.: 664-684-93-58 Fax.: 664-684-91-86

Government of the State of Baja California

Public Registry of Property and Commerce in PLAYAS DE ROSARITO

REGISTRATION CERTIFICATE

THE PUBLIC REGISTRAR OF PROPERTY AND COMMERCE IN PLAYAS DE ROSARITO, BAJA CALIFORNIA, MR. RAUL ALEJANDRO QUIROZ QUEZADA

CERTIFIES

That after carrying out the search for 1 period of 5 years in the existing files of the Public Registry of Property and Commerce, it was found registered:

In the name of:

LOURDES VALDIVIA LOMELI, ADRIANA VALDIVIA LOMELI

The Real Estate(s) identified as:

Lot: FRACTION 33-1 RESULTING FROM THE SUBDIVISION OF PARCEL 33 Z-1 P-2/5, EJIDO MAZATLAN Cadastral Code: EM-033-001 of this city with a surface of 120,000.00 M2., WITH THE FOLLOWING MEASURES AND BOUNDARIES:

NORTHEAST:	184.622 M. WITH CFE EXPROPRIATION
4.638 M. WITH FRACTION 33-4
154.720 M. WITH PARCEL NUMBER 32
351.963 M. WITH PARCEL NUMBER 32
SOUTHEAST:	551.276 M. WITH FRACTION 33-2
15.240 M. WITH FRACTION 33-3
0.194 M. WITH CORETT EXPROPRIATION
SOUTHWEST:	4.750 M. WITH FRACTION 33-3
NORTHWEST:	12.043 M. WITH FRACTION 33-3
15.015 M. WITH FRACTION 33-3
40.274 M. WITH FRACTION 33-3
19.781 M. WITH FRACTION 33-3
44.835 M. WITH CORETT EXPROPRIATION
14.682 M. WITH FRACTION 33-4
0.116 M. WITH CORETT EXPROPRIATION
16.319 M. WITH CORETT EXPROPRIATION
14.781 M. WITH FRACTION 33-5
90.193 M. WITH CORETT EXPROPRIATION

Registered Under:

Entry 6032845, CIVIL Section, dated March 12, 2013.

Which reports the following note(s):

-- CERTIFICATE REQUEST WITH EFFECTS AS PREEMPTIVE NOTICE DATED MAY 6, 2013, SUBMITTED BY THE NOTARY PUBLIC NUMBER 18 OF THE CITY OF

Flyer: 586254	*586254*	Page 1 of 2

Analyst: MRS. KARLA MARITZA BESNEIRIGOYEN PÉREZ

Government of the State of Baja California

Public Registry of Property and Commerce in PLAYAS DE ROSARITO

REGISTRATION CERTIFICATE

TIJUANA, B.C., IN WHICH IT IS INFORMED THAT THE FOLLOWING ACTS SHALL BE FORMALIZED:

--PURCHASE AND SALE AGREEMENT

SELLER: ADRIANA VALDIVIA LOMELI AND LOURDES VALDIVIA LOMELI, WITH THE CONSENT OF HER HUSBAND, MIGUEL ANGEL GARCIA GOMEZ.

PURCHASER: N.S.C., S.A. DE C.V.

--MORTGAGE SECURITY

N.S.C., S.A. DE C.V., SHALL CONSITUTE MORTGAGE IN FIRST PLACE AND ORDER IN FAVOR OF ADRIANA VALDIVIA LOMELI AND LOURDES VALDIVIA LOMELI AND EJIDO MAZATLÁN

WHICH DOES NOT REPORT ENCUMBRANCES.

This certificate is issued having seen the Notes Report duly updated to this date, in PLAYAS DE ROSARITO, BAJA CALIFORNIA, ON MAY 8, 2013.

THE PUBLIC REGISTRAR OF THE PROPERTY AND COMMERCE

MR. RAUL ALEJANDRO QUIROZ QUEZADA

ADVANCED ELECTRONIC SIGNATURE:

MIMCNJUGCSqGSlb3DQEHA6CDAjSFMIMCNIACAQAxggHHMIIBwwIBADCCASowggEjMREwDwYDVQQHE
whNZXhpY2FsaTEYMBYGA1UECBMPQmFqYSBDYWxpZm9ybmlhMQswCQYDVQQGEwJNWDEOMAw
GA1UEERMFMjEwMDAxJjAkBgNVBAkTHUNhbHphZGEgSW5kZXBIbmRIbmNpYSBOby4gOTk0MSkwJw
YDVQQDEyBBdXRvcmlkYWQgQ2VydGlmaWHhZG9yYSBkZWwgR0VCQzEpMCcGA1UECxMgRGlyZWNja
W9ulEdlbmVyYWwgZGUgSW5mb3JtYXRpY2ExLzAtBgNVBAoTJkdvYmllcm5vlGRlbCBFc3RhZG8gZGUgQm
FqYSBDYWxpZm9ybmlhMSgwJgYJKoZlhvcNAQkBFhlhdXRvY2VydGlnaWNhQGJhamEuZ29iLm14AgEq
MA0GCSqGSlb3DQEBAQUABIGADkSvQDTUOCffg0v0K0ce

Authenticity code: 2090342

To Verify the Authenticity of the filing consult it in: http://www.bajacalifornia.gob.mx/rppc

Flyer: 586254	*586254*	Page 2 of 2

Analyst: MRS. KARLA MARITZA BESNEIRIGOYEN PÉREZ

Exhibit N	Exhibit 10.32.4

UNANIMOUS RESOLUTIONS OF THE MEMBERS OF THE BOARD OF DIRECTORS OF N.S.C. AGUA, S.A. DE C.V. (THE “COMPANY”) PASSED WITHOUT A MEETING OF THE BOARD OF DIRECTORS.	RESOLUCIONES UNÁNIMES DE LOS MIEMBROS DEL CONSEJO DE ADMINISTRACIÓN DE N.S.C. AGUA, S.A. DE C.V. (LA “SOCIEDAD”) ADOPTADAS FUERA DE SESIÓN DEL CONSEJO DE ADMINISTRACIÓN.

Pursuant to Clause Twentieth of the by-laws of N.S.C. Agua, S.A. de C.V. and Article 143 of the General Law on Business Organizations, all of the members of the Board of Directors of N.S.C. Agua, S.A. de C.V., who execute at the end of this document, unanimously passed, without holding a Meeting of the Board of Directors, the following:	En términos de la Cláusula Vigésima de los estatutos sociales de N.S.C. Agua, S.A. de C.V. y del Artículo 143 de la Ley General de Sociedades Mercantiles, la totalidad de los miembros del Consejo de Administración de N.S.C. Agua, S.A. de C.V., mismos que suscriben al final del presente documento, adoptaron, de manera unánime, fuera de sesión del Consejo de Administración, las siguientes:

RESOLUTIONS	RESOLUCIONES

FIRST.- The exercise of the power of attorney granted by the Company in favor of Mr. David W. Sasnett, contained in public deed number 74,776, dated May 12, 2010, granted before Mr. Ricardo del Monte Núñez, Notary Public number 8 of Tijuana, Baja California, in order for him to execute, on behalf and in representation of the Company, the purchase and sale agreement with Ms. Lourdes Valdivia Lomelí and Ms. Adriana Valdivia Lomelí, as sellers, to acquire fraction 33-1 resulting from the subdivision of Parcel 33 Z-1 P 2/5, without block number, of Ejido Mazatlán, located on the Municipality of Playas de Rosarito, Baja California, Mexico, is hereby approved.	PRIMERA.- Se aprueba el ejercicio del poder otorgado por la Sociedad en favor del señor David W. Sasnett, contenido en la escritura pública número 74,776, de fecha 12 de mayo de 2010, otorgada ante el señor Ricardo del Monte Núñez, Notario Público número 8 de Tijuana, Baja California, para que celebre, en nombre y representación de la Sociedad, el contrato de compraventa con las señoritas Lourdes Valdivia Lomelí y Adriana Valdivia Lomelí, como vendedoras, para adquirir la fracción 33-1 resultante de la subdivisión de la Parcela 33 Z-1 P 2/5, sin número de manzana, del Ejido Mazatlán, ubicado en el Municipio de Playas de Rosarito, Baja California, México.

SECOND.- Messrs. Aarón Levet Velasco, Jorge León Orantes Baena, José Ramón Ayala Aguirre, Alberto Solis Martínez, Pablo Laresgoiti Matute, Guillermo Alberto Moreno Meléndez, Isaac Zatarain Valenzuela, Mariana Lopez-Bustamante Hernández, Moisés Ini Zonana, Miguel Ernesto Beltrán Ramírez and David Ruiz de la Peña Sandoval are hereby appointed as special delegates of the Company, in order for any of them to, either jointly or severally, carry out all the necessary or convenient acts for the effective fulfillment and formalization of these unanimous resolutions passed without holding a Meeting of the Board of Directors, expressly including to appear before the Notary Public of their choice, to formalize such unanimous resolutions.	SEGUNDA.- Se designa a los señores Aarón Levet Velasco, Jorge León Orantes Baena, José Ramón Ayala Aguirre, Alberto Solis Martínez, Pablo Laresgoiti Matute, Guillermo Alberto Moreno Meléndez, Isaac Zatarain Valenzuela, Mariana Lopez-Bustamante Hernández, Moisés Ini Zonana, Miguel Ernesto Beltrán Ramírez y David Ruiz de la Peña Sandoval, como delegados especiales de la Sociedad, para que cualquiera de ellos lleven a cabo, conjunta o separadamente, los actos necesarios o convenientes para el eficaz cumplimiento y formalización de las resoluciones unánimes adoptadas fuera de Sesión del Consejo de Administración, incluyendo expresamente el comparecer ante el Notario Público de su elección a formalizar tales resoluciones unánimes.

In view of the foregoing, all of the members of the Board of Directors of N.S.C. Agua, S.A. de C.V. execute this document, effective as of May 8, 2013.	En virtud de lo anterior, firman de conformidad la totalidad de los miembros del Consejo de Administración de N.S.C. Agua, S.A. de C.V., con efectos a partir del 8 de mayo de 2013.

MEMBERS OF THE BOARD OF DIRECTORS / MIEMBROS DEL CONSEJO DE ADMINISTRACIÓN

/s/ Wilmer Pergande	/s/ Alejandro de la Vega Valladolid
Mr. / Sr. Wilmer Pergande	Mr. / Sr. Alejandro de la Vega Valladolid

/s/ Gough W. Thompson Jr.	/s/ Chang Bin Yim
Mr. / Sr. Gough W. Thompson Jr.	Mr. / Sr. Chang Bin Yim

/s/ Victor Vilaplana	/s/ Frederick W. McTaggart
Mr. / Sr. Victor Vilaplana	Mr. / Sr. Frederick W. McTaggart

/s/ David W. Sasnett	/s/ Leonard J. Sokolow
Mr. / Sr. David W. Sasnett	Mr. / Sr. Leonard J. Sokolow

Exhibit O	Exhibit 10.32.4

FOREIGN INVESTMENT GENERAL DIRECTION SECOND SECTION ANNUAL ECONOMIC REPORT (RENEWAL OF REGISTRATION CERTIFICATE) SUBMITTED TO THE NATIONAL REGISTRY OF FOREIGN INVESTMENTS BY MEXICAN COMPANIES

FOR THE EXCLUSIVE USE OF THE MINISTRY OF ECONOMY
INTERNAL CONTROL INFORMATION					ATTACHED DOCUMENTATION
FILE	PROCEDURE ID	NUMBER	HOUR	INITIALS	COPY OF THE DOCUMENT EVIDENCING THE LEGAL REPRESENTATION OR POWER OF ATTORNEY
COPY OF THE OFFICIAL IDENTIFICATION OF THE LEGAL REPRESENTANTIVE OR ATTORNEY-IN-FACT
		002830			COPY OF THE EVIDENCE OF THE PAYMENT OF FINE, IF APPLICABLE

I					IDENTIFICATION INFORMATION

1.	NAME OR COMPANY NAME	NSC AGUA SA DE CV

2.	FEDERAL TAXPAYER’S ID	NAG-100512-UA7

II	INFORMATION OF THE LEGAL REPRESENTATIVE OR ATTORNEY-IN-FACT

3.	NAME	ISMAEL SANCHEZ

ADDRESS

4.	STREET AND NUMBER	BLVD. SANCHEZ TABOADA #10488-801

5.	TOWN, CITY, NEIGHBORHOOD OR CONDOMINIUM	ZONA RIO

6.	MUNICIPALITY OR DELEGATION	TIJUANA

7.	STATE	BAJA CALIFORNIA

8.	POSTAL CODE	22320

9.	PHONE NUMBER	664-615-8024

10.	E-MAIL	rbarrera@nscagua.com

11.	NAME OF THE PERSONS AUTHORIZED TO HEAR NOTIFICATIONS	RUBEN RENE BARRERA AVALOS

12.	HAVE YOU SUBMITTED TO THE MINISTRY OF ECONOMY DOCUMENTS EVIDENCING THE LEGAL REPRESENTATION OR POWER OF ATTORNEY? (YES/NO)	SI	IN THE CASE YOU SAID YES, IT’S NOT NECESSARY FOR YOU TO SUBMIT THE AFOREMENTIONED DOCUMENTATION AGAIN, JUST POINT OUT THE INFORMATION OF THE APPLICATION IN WHICH THE DOCUMENTATION WAS PREVIOUSLY ATTACHED

13.	FILING DATE	22	03	2012
		DAY	MONTH	YEAR
14.	OFFICE IN WHICH IT WAS FILED	TIJUANA FEDERAL SUBDELEGATION

15.	PROCEDURE	ANUAL ECONOMIC REPORT

16.	NUMBER ASSIGNATED TO THE PROCEDURE

		(ILLEGIBLE SIGNATURE)
		LEGAL REPRESENTATIIVE SIGNATURE

III	INFORMED FISCAL YEAR

17.	FISCAL YEAR	2012
		YEAR

IV	INFORMATION OF THE PERSON THAT MAY BE CONSULTED FOR TECHNICAL QUESTIONS

18.	NAME	RUBEN RENE BARRERA AVALOS

19.	POSITION	ACCOUNTANT

20.	TELEPHONE	615-8024

21.	E-MAIL	rbarrera@nscagua.com

V	CORPORATE INFORMATION

22.	COMMERCIAL NAME OF THE CORPORATE GROUP IN THE COUNTRY TO WHICH IT BELONGS

23.	COMMERCIAL NAME OF THE CORPORATE GROUP ABORAD TO WHICH IT BELONGS

24.	NAME OF THE HOLDING COMPANY[1] ABROAD

25.	COUNTRY ABROAD IN WHICH THE HOLDING COMPANY IS LOCATED

VI	NUMBER OF EMPLOYEES

26. STATE	27. MUNICIPALITY OR DELEGATION	28.NÚMBER OF EMPLOYEES HIRED DIRECTLY	29. NÚMBER OF EMPLOYEES HIRED THROUGH A PERSONNEL SERVICES COMPANY

N/A

[1] COMPANY EXERCISING WORLDWIDE CONTROL OF ALL THE CORPORATE GROUP.

VII	FINANCIAL POSITION STATEMENT[2] WITH HISTORICAL INFORMATION

		INITIAL	FINAL

30.	TOTAL ASSETS SUM OF 31, 39 AND 43	333,009	15’475,373

31.	CIRCULATING ASSETS SUM OF 32 TO 38	305,051	8’019,192
ACCOUNTS RECEIVABLE:
32.	COMPANIES RESIDING ABROAD, IN WHICH IT PARTICIPATES WITH TEN PERCENT OR MORE[3]

33.	FOREIGN INVESTORS RESIDING ABROAD THAT PARTICIPATE AS PARTNERS OR SHAREHOLDERS

34.	COMPANIES RESIDING ABROAD WHICH ARE PART OF THE CORPORATE GROUP AND DO NOT PARTICIPATE AS PARTNERS OR SHAREHOLDERS[4]

35.	INVESTMENTS IN COMPANIES RESIDING ABROAD, IN WHICH IT PARTICIPATES WITH TEN PERCENT OR MORE[3]

36.	INVESTEMENTS IN FOREIGN SECURITIES WITH FIXED OR VARIABLE EARNINGS

37.	TOTAL INVENTORIES

38.	OTHERS	305,051	8’019,192

39.	FIXED ASSETS SUM OF 40 TO 42

40.	MACHINERY AND EQUIPMENT

41.	LAND AND CONSTRUCTIONS

42.	OTHERS

43.	DEFERRED ASSETS SUM OF 44 AND 45	27,958	7’456,181

44.	PATENTS, BRANDS, FRANCHISES AND CONCESSIONS

45.	OTHERS	27,958	7’456,181

46.	TOTAL LIABILITIES PLUS ACCOUNTING CAPITAL SUM OF 47 PLUS 56	333,009	15’475,373

47.	TOTAL LIABILITIES SUM OF 48 TO 55	7’510,955	42´850,028

ACCOUNTS PAYABLE TO:

48.	COMPANIES RESIDING ABROAD IN WHICH IT PARTICIPATES WITH TEN PERCENT OR MORE [3]	2’993,358	67,856

49.	FOREIGN INVESTORS RESIDING ABROAD THAT PARTICIPATE AS PARTNERS OR SHAREHOLDERS

50.	COMPANIES RESIDING ABROAD WHICH ARE PART OF THE CORPORATE GROUP AND DO NOT PARTICIPATE AS PARTNERS OR SHAREHOLDERS [4]

51.	SUPPLIERS IN THE COUNTRY

52.	SUPPLIERS ABROAD	4’392,890	42’566,093

53.	FINANCIAL INSTITUTIONS IN THE COUNTRY

54.	FINANCIAL INSTITUTIONS ABROAD

55.	OTHERS	124,707	216,079

56.	ACCOUNTING CAPITAL SUM OF 57 TO 63	-7’177,946	-27’374,655

57.	PAID CORPORATE CAPITAL	50’150,000	50’150,000

58.	CONTRIBUTIONS FOR FUTURE CAPITAL INCREASES

59.	LEGAL RESERVE

60.	PROFITS OR LOSSES OF PREVIOUS YEARS	-21’996,263	-57’327,946

61.	PROFITS OR LOSSES IN THE YEAR[5]	-35’331,683	-20’196,709

62.	ACKNOWLEDGEMENT OF INFLATION IN THE FINANCIAL INFORMATION

63.	OTHERS

[2]	THE TOTAL ASSETS MUST BE EQUAL TO THE TOTAL LIABILITIES PLUS ACCOUNTING CAPITAL.
[3]	COMPANIES RESIDING ABROAD WHERE THE MEXICAN COMPANY FILING THE REPORT OWNS SHARES EQUAL TO OR GREATER THAN TEN PERCENT OR MORE OR AT LEAST A SEAT IN THE BOARD OF DIRECTORS.
[4]	COMPANIES RESIDING ABROAD, WHICH DO NOT OWN SHARES IN THE MEXICAN COMPANY FILING THE REPORT, BUT ARE PART OF THE SAME CORPORATE GROUP.
[5]	PROFITS OR LOSSES AFTER TAXES.

VIII	FINANCIAL STATEMENTS[6]

		IN THE COUNTRY	ABROAD

64.	TOTAL INCOME SUM FROM 65 TO 74	3’171,946

65.	NET SALES OF MERCAHANDISE

66.	RENDERING OF SERVICES

67.	MAQUILA

68.	COLLECTED DIVIDENDS

INTERESTS COLLECTED TO:

69.	COMPANIES RESIDING ABROAD IN WHICH IT PARTICIPATES WITH TEN PERCENT OR MORE[7]

70.	FOREIGN INVESTORS RESIDING ABROAD THAT PARTICIPATE AS PARTNERS OR SHAREHOLDERS

71.	COMPANIES RESIDING ABROAD WHICH ARE PART OF THE CORPORATE GROUP AND WHICH DO NOT PARTICIPATE AS PARTNERS OR SHAREHOLDERS [8]

72.	ROYALTIES

73.	TECHNICAL ASSISTANCE

74.	OTHERS	3’171,946

75.	TOTAL EXPENDITURE SUM OF 76 TO 84	11’158,877	12’209,778

76.	COST OF SALES

77.	WAGES, SALARIES AND BENEFITS

78.	TRAINING

INTERESTS PAID TO:

79.	COMPANIES RESIDING ABROAD IN WHICH IT PARTICIPATES WITH TEN PERCENT OR MORE [7]		6’890,174

80.	FOREIGN INVESTORS RESIDING ABROAD THAT PARTICIPATE AS PARTNERS OR SHAREHOLDERS

81.	COMPANIES RESIDING ABROAD WHICH ARE PART OF THE CORPORATE GROUP AND DO NOT PARTICIPATE AS PARTNERS OR SHAREHOLDERS [8]

82.	ROYALTIES

83.	TECHNICAL ASSISTANCE

84.	OTHERS	11’158,877	5’319,604

IX	COMPLEMENTARY STATISTICS

85.	TOTAL VALUE OF THE PRODUCTION

86.	VALUE OF ASSETS IN GRATUITOUS BAILMENT[9]

87.	NUMBER OF CONSOLIDATED COMPANIES [10]

[6]	THE TOTAL INCOME MINUS THE TOTAL EXPENSES MUST COINCIDE WITH THE PROFITS OR LOSSES OF THE YEAR REPORTED IN THE FINANCIAL POSITION STATEMENT.
[7]	COMPANIES RESIDING ABROAD IN WHICH THE MEXICAN COMPANY FILING THE REPORT OWNS SHARES EQUAL TO OR GREATER THAN TEN PERCENT OR MORE OR AT LEAST A SEAT IN THE BOARD OF DIRECTORS.
[8]	COMPANIES RESIDING ABROAD, WHICH DO NOT OWN SHARES IN THE MEXICAN COMPANY FILING THE REPORT BUT ARE PART OF THE SAME CORPORATE GROUP.
[9]	VALUE OF THE ASSETS IN GRATUITOUS BAILMENT OWNED BY THE HOLDING COMPANY OR BY ANY COMPANY RESIDING ABROAD, WHICH ARE PART OF THE SAME WORLDWIDE CORPORATE GROUP AND WHICH WAS NOT INCLUDED IN ITS BALANCE SHEET.
[10]	ONLY IN THE EVENT OF FILING THE CONSOLIDATED REPORT, ATTACH THE LIST OF THE CONSOLIDATED COMPANIES.

PROCEDURE CARD	Folio: 201302830 to: 201302830

Company: NSC GLOBAL, S.A. DE C.V. Proceeding: Renewal with the RNIE B) Mex. Company with Foreign Investment. The procedure will be ready on: 24/04/2013 at 14:00 hours

Exhibit P	Exhibit 10.32.4

Deed No. 2538

Volume No. 38

Page No. 292

Notary No. 2

Mr. Francisco Díaz Martínez

Tijuana, B. Cfa.

--- TWO THOUSAND FIVE HUNDRED THIRTY EIGHT-------------------------------------

--- In Tijuana, Baja California, on the twenty-fourth day of August, nineteen fifty three, before me, Mr. Francisco Díaz Martínez, Notary Public Number Two, with exercise in this jurisdiction, appeared Mr. Francisco Gómez Pereyra, married, Mexican by birth, native of Santiago Ixcuintla Nayarit, forty three years of age, and with domicile in Ejido Mazatlán, of the jurisdiction of El Rosarito, passing through this city and in compliance with the payment of Income Tax. I, the authorizing Notary, attest the knowledge and legal capacity of the appearing party, and that he stated: That for purposes of its formalization, he shows, in four useful pages, a certified copy issued by Mr. Francisco Aurelio Carrasco Villar, in his capacity as Agrarian Delegate, dated October twenty-two, nineteen fifty, related to the resolution, by means of which several neighbors of the town of El Rosarito, currently Mazatlán, are provided with a surface of four thousand six hundred and seventy one hectares sixty areas, to incorporate the Ejido Mazatlán. The undersigned authorizing Notary certifies and attests to have at sight the referred certified copy, which is attached to the Appendix of this Volume under the same number of these minutes and the letter “A”, in order for it to be inserted in the official transcript of this deed that shall be issued, which I authorize as of this moment, since it does not cause taxes other than the Stamp Tax corresponding to the Protocol. I attest. F. Gomez. Signed. Before me. Francisco Diaz Martinez. Signed. A seal with the National Emblem in the center that reads: United Mexican States. Mr. Francisco Diaz Martinez. Notary Public Number 2. Tijuana, B. Cfa. ------

-------------------------------------------FROM THE APPENDIX:-----------------------------------

-------- LETTER “A”:- CERTIFIED COPY;---------------------------------------------------------------- A seal with the National Emblem in the center that reads: United Mexican States.- Agrarian Department.- In the heading.- Number.- Reference.- File.- Office.- Section.- Matter.- Having reviewed the file of granting of ejidos filed by the neighbors of the town of “El Rosarito”, currently MAZATLÁN. Tijuana Delegation, of the Northern Territory of Baja California, and --------------------------------------------------

--- FIRST WHEREAS:- By means of the writ dated February 23, 1937, the neighbors of the corresponding population center requested the granting of ejidos, as they do not have lands of their own to satisfy their needs. -----------------------------

--- SECOND WHEREAS:- Once the request was delivered to the Mixed Agrarian Commission of the Northern Territory of Baja California, this authority initiated the respective file, having made the corresponding publication in the Official Gazette of the Territory number 9, Volume L, on March 30 of the same year. -----------------------

--- THIRD WHEREAS:- The mentioned Mixed Agrarian Commission proceeded to the integration of the general and agricultural and livestock census, which procedure, previous legal procedures, was carried out August 24 of the same year, being the census board integrated by Mr. Ricardo Vázquez López and Guillermo P. González, as representatives of the Mixed Agrarian Commission and neighbors of the requesting town, having the census 163 residents, 59 heads of family and 103 people with capacity, Notwithstanding that the corresponding notifications were sent to the owners allegedly affected in accordance with the provisions of article 64 of the Agrarian Code, none of them appeared to the corresponding procedure.------

--- FOURTH WHEREAS:- That in the report that the Engineer Ricardo Vazquez, commissioned by the Agrarian Department Office to collect the data referred to in article 63 and other related articles of the Agrarian Code in force, submitted in this file, as well as in the antecedents registered therein and the corresponding map, all the necessary data for the resolution of this file is included.--------------------------------

--- FIFTH WHEREAS:- Within the legal term for challenging the census, submitting evidence and filing allegations, the accumulated and joint successions of Messrs. Joaquín, José, Arcadio, Juan, Jesús, Rafael, Maria Antonia, Guadalupe, Juana, Rosa and José del Carmen Machado, no allegations in defense of their interests were filed.------------------------------------------------------------------------------------------------

--- SIXTH WHEREAS:- Upon compliance of the remaining legal filings, the Mixed Agrarian Commission in the Northern Territory of Baja California, approved the opinion prepared by Mr. Jose Antonio Viadas, proposing the granting of ejidos to the applicants, during its meeting held on November 23, 1937.---------------------------

--- SEVENTH WHEREAS:- Having submitted the opinion referred to in the immediately preceding whereas to the consideration of the Governor of the Northern Territory of Baja California, this officer issued a possessory order, which in the relevant part, reads: “FIRST RECITAL: The basis of this resolution, will be the presidential decree dated March 14 of this year, which sets forth the manners to which the filing, resolution and execution of the agrarian files of the Northern Territory of Baja California, shall abide, which decree has been transcribed in several files of the region for the knowledge of the parties, and a copy of which shall be attached to the corresponding file for the applicable effects.- SECOND RECITAL: The capacity of the petitioning population center to obtain the granting of ejidos, has been evidenced by proving the existence of 103 people with capacity, who lack the necessary land to be able to attend their needs and by not being included in the exceptions referred to in article 42 of the Agrarian Code.- THIRD RECITAL: Based on the report of the commissioned Engineer and the corresponding term, it is evidenced that the only property that shall be affected in this case, is that of the accumulated and joint successions of Messrs. Joaquín, José, Arcadio, Juan, Jesús, Rafael, Maria Antonia, Guadalupe, Juana, Rosa and José del Carmen Machado, which has an extension of 19,311-71 hectares, according to the data of the Public Registry of Property of the city of Tijuana, from which, subtracting the 4671-60 hectares that are necessary for the granting to the corresponding town, still maintains a surface greater than the one set by the Agrarian Law as the minimum property that cannot be affected. With respect to the quality of the affectable land, for the reasons and considerations that have been explained in detail in all the files resolved to this date, it is irrevocably concluded that such are uncultivated lands, thus such considerations must be referred to in this file.- FOURTH RECITAL: That from the antecedents provided by the Public Registry of Property, it is evidenced that although the extension of land in question has been transferred to different owners, such property transfers are not legally evidenced by the necessary judicial adjudications, resulting from the corresponding successor proceedings, especially since the Office itself states that said property has not been disjointed, thus having to consider it as an undivided property, without taking into consideration the allegations filed for such reason, Following the line of conduct outlined by the President of the Republic and in order to avoid evicting the current occupants from the places occupied by them, it is deemed convenient to set a protection zone of 20 hectares for each of the following persons, and which filed documents and deeds evidencing that they are the current owners of several parts of the plot “El Rosarito”, not being possible to respect all the lands, since in accordance with the data provided by the Public Registry of Property, such is not disjointed. The location of the 20 hectares to be set as protection zone for each individual shall be established in the part where their residences are located. Angel Smith, Manuel Machado, Francisco Machado, Lugarda Machado, Virginia Machado, Rosario Simplicia Machado, Josefa Machado, Dominga Arce de Machado, José M. Gutierrez, Eduardo Grosthwite, Eusebio Gilbert, Virginia Machado Vda. De Ames, David León Machado, Ana Maria Agruz, Enrique Grosthwite, Guillermo Grosthwite, Roberto Grosthwite, Emilia V. de Vertasini, Leonor Grosthwite, Maria G. de Ballesteros, Inocente Policarpo Machado, Antonio Silvestre Machado, Elías Machado, Marcos Machado and Maria Machado de Crosthwite. -----------------------------------------------------------------------------

--- FIFTH RECITAL:- In order to determine the amount of the grant and in connection with the paragraph IV of the presidential decree dated March 14, which provides taking in consideration the weather and agricultural conditions and other concurrent for the support of a rural family of the Northern Territory of Baja California.- The Engineer commissioned to collect the data referred to in article 63 of the Agrarian Code in force, evidences in his report, in a sufficient manner, that the necessary surface must be of at least 20 hectares per individual, but in this case and given the conditions of the land in question, it is absolutely necessary to increase it to 40 hectares, as such may produce the amount of $2510.00 necessary for the support a rural family. Due to the exposed considerations and legal provisions and based in articles 10, 70, 7 and other related articles from the Agrarian Code in force, the undersigned Governor of the Northern Territory of Baja California, RESOLVES:- First.- The request for ejidos dated March 25 of this year, filed by the neighbors of the town called “EL ROSARITO”, Delegation of Tijuana, Northern Territory of Baja California, is viable.-------------------------------------------------

--- SECOND: It is viable to grant, and the neighbors of such place are granted with a surface of 4671-60 hectares FOUR THOUSAND SIX HUNDRED AND SEVENTY ONE HECTARES SIXTY AREAS, of uncultivated land that shall be distributed as follows: 4180 hectares for the 103 individuals with capacity including the school plot and the urbanized area and the rest for common uses. Said surface will be entirely taken from the lands of the property of the joint successions of Messrs. Joaquín, José, Arcadio, Juan, Jesús, Rafael, Maria Antonia, Guadalupe, Juana, Rosa and José del Carmen, all of them with the last name Machado, which are sufficient to satisfy the needs of the applicants. -----------------------------------------------

--- THIRD: The lands subject matter of this granting are transferred to the benefited town with all their uses, actions, customs and easements, being the ejidatarios obliged to establish and preserve in good traffic conditions, the local roads in the part concerning them.---------------------------------------------------------------------------------

--- FOURTH: Deliver this resolution and the corresponding file to the Mixed Agrarian Commission for its enforcement and comply the other legal formalities. BE PUBLISHED.- Issued in the Palace of the Executive Branch of the Government of the Northern Territory of Baja California, in Mexicali, B.C., on November twenty-three, nineteen thirty seven. THE GOVERNOR OF THE TERRITORY. LIEUT. COLONEL RODOLFO SÁNCHEZ TABOADA. Signature. GENERAL SECRETARY. Mr. ESTEBAN FLORES DIAZ. Signature.-…”------------------------------

--- EIGHTH WHEREAS: The possessory order referred to in the preceding seventh whereas, published in the Official Gazette of the Northern Territory of Baja California, of November 30, 1937, number 33, Volume L. was executed on the 27th day of the same month and year, according to the minutes attached to the file. ------

--- NINTH RESOLUTION: As evidenced in the copy corresponding to the notification certificate attached to the corresponding file, it was attested that on July 13 of this year, the corresponding file was sent to the Agrarian Department for its review. Having the Agrarian Department received the file and considering the statement by the Delegate of the Agrarian Department in Mexicali, Baja California, which indicates that a 20 hectares zone shall be set for the possessors Rosario Campoy Vda. De Ortiz, María Moreno de Samayoa and the Radio Station “Rosarito Beach Country Club”, the Agrarian Consulting Body issued its opinion and. ---- FIRST RECITAL:- The capacity of the applicant town to obtain Ejidos was evidenced with the existence of 103 individuals entitled to grants, who lack the essential land to satisfy their needs, on the other part, such population center is not comprised in any of the exceptions referred to in article 42 of the Agrarian Code.----

--- SECOND RECITAL:- Having delivered the file to the Agrarian Department, without any of the parties having filed new points of view before such authority, no further analysis on the aspects that were studied in the possessory order issued on November 23, 1937 by the Governor of the Northern Territory of Baja California is necessary.------------------------------------------------------------------------------------------------

--- THIRD RECITAL:- Considering the factual situation existing among several possessors by virtue of acquired possessions and in order for them not to be evicted from the occupied possessions, a 20 hectares zone shall be set in the part occupied by their inhabitants.-----------------------------------------------------------------------

--- FOURTH RECITAL: Consequently and according to Articles 27 of the General Constitution of the Republic, 21, 42 subsection B), construed in the contrary sense, 49 and other related articles of the Agrarian Code, it is viable to confirm the possessory order, for its own basis, which are legal, thus the undersigned President of the Mexican United States, prior opinion from the Agrarian Department, resolves:---------------------------------------------------------------------------------

--- FIRST:- The granting requested by the neighbors of the town of EL ROSARITO, currently MAZATLÁN, Delegation of Tijuana of the Northern Territory of Baja California, is viable.------------------------------------------------------------------------------------

--- SECOND:- The resolution issued on this matter by the Governor of the Northern Territory of Baja California, on November 23, 1937, is confirmed in its terms.---------

--- THIRD:- The neighbors of the town of EL ROSARITO, currently MAZATLÁN, are granted a surface of 4671-60 hectares of uncultivated land that will be entirely taken from the accumulated and joint successions of Messrs. Messrs. Joaquín, José, Arcadio, Juan, Jesús, Rafael, Maria Antonia, Guadalupe, Juana, Rosa and José del Carmen Machado, which are sufficient to satisfy the needs of the applicants, the urbanization area and the school plot.----------------------------------------

--- The mentioned surface will be transferred to the benefited town with all its uses, accessions, customs and easements, being located in accordance with the map approved by the Agrarian Department.-----------------------------------------------------------

--- FOURTH:- Upon execution of this resolution, the protection zones of the buildings, hydraulic works and other constructions referred to in Article 54 of the Agrarian Code in force, must be set out.---------------------------------------------------------

--- FIFTH:- To cover this granting, the expropriation of the mentioned lands is ordered, maintaining safe the rights of the interested parties to claim the corresponding indemnification in accordance with the Law.--------------------------------

--- SIXTH:- This resolution must be considered as a common title for purposes of protecting and defending the complete extension of the terms included in it, in favor of the benefited land, which neighbors are obliged: a).- To submit themselves to the provisions on management of ejidos and economic, agricultural and social organization issued by the Federal Government.----------------------------------------------

--- b).- To build and preserve in good traffic conditions, the local roads in the part concerning them.---------------------------------------------------------------------------------------

--- c).- To comply with the provisions issued by the Forestry Department regarding the conservation, restoration, propagation and exploitation of its forests and woodlands.-----------------------------------------------------------------------------------------------

--- SEVENTH:- The amendments suffered by the real estate affected by this expropriation, and this resolution, shall be registered in the National Agrarian Registry and this resolution shall be published in the Official Gazette of the Federation and in the Official Gazette of the Northern Territory of Baja California, notify and enforce.--- Issued in the Palace of the Executive Branch of the Union of Mexico on the seventeenth day of August, nineteen thirty eight.--------------------------

LAZARO CARDENAS.- Signature.- Constitutional President of the United Mexican States.- Gabino Vázquez, Signature.- Chief of the Agrarian Department.- Signature.- This copy is duly compared against its original.- Effective Voting. No Reelection.- Mexico, D.F., on September 12, 1938.- The Comptroller of the Agrarian Department. Mr. Salvador Teufer.- Signature. This copy was obtained from the original and certified. Mexicali, B.C., on October 22, 1950. The Agrarian Delegate. Mr. Francisco Aurelio Carrasco Villar. Signed. A seal with the National Emblem in the center that reads: United Mexican States. Federal Executive Branch. Mexico. Agrarian Department Delegation in Mexicali, B.C.-Mex.---------------

--- LETTER “B”: ------------------------ STAMP NOTE -------------------------------------------

--- DEED NUMBER 2538.- Volume 38.- Letter “B” August 24, 1953.- CHIEF OF THE FEDERAL OFFICE OF FINANCE:- Present. The deed with the abovementioned number, volume and date, which contains the following transactions, was executed: FORMALIZATION of the certified copy issued by the Agrarian Department with respect to the granting of Ejidos for the plot El Rosarito of this jurisdiction, currently Mazatlán.------------------------------------------------------------

--- GRANTORS:- Mr. FRANCISCO GÓMEZ PEREYRA, who stated being Mexican by birth and not causing Income Tax.- The instrument was authorized immediately by the undersigned since it since it does not cause taxes other than the Stamp tax corresponding to the protocol.- The Notary Public Number Two.- Mr. Francisco Díaz Martinez.- signed.- A seal with the National Emblem in the center that reads: United Mexican States.- Mr. Francisco Díaz Martínez.- Notary Public Number Two.- Mexicali, B. Cfa.--------------------------------------------------------------------------------

--- Registry Number 1664. A seal with the National Emblem in the center that reads: United Mexican States.- Ministry of Finance.- Federal Office of Finance.- Tijuana, B.C.- Stamp Tax.---------------------------------------------------------------------

----------------------------------------- MARGINAL NOTES -----------------------------------------------

--- Number 2558.- Formalization.- A signature.-------------------------------------------------

--- Mr. Francisco Gómez Pereyra. A signature.-------------------------------------------------

--- Tijuana, B. Cfa, on August 28, 1953. Today, under the same number of this deed and the letter “B”, the notice sent to the Federal Office of Finance of this place is attached to the Appendix of this Volume. A signature. ---------------------------

--- Tijuana, B. Cfa., on August 29, 1953.- Today, I issued the first official transcript of the public deed of the center for its use by Mr. Francisco Gómez Pereyra, in five pages. A signature.------------------------------------------------------------------------------------

--- IN ITS ORDER, THIRD OFFICIAL TRANSCRIPT OF THE INSERTED DEED, IN SIX USEFUL PAGES DULY COMPARED, CORRECTED, STAMPED AND SEALED AND ARE ISSUED FOR THE USE BY THE INTERESTED PARTY, MEXICALI, BAJA CALIFORNIA, ON JANUARY NINE, NINETEEN SIXTY FIVE.----

The Chief of the Judicial Archive in charge of the General Archive of Notaries of the State.

(illegible signature)
MR. LUIS BLANCO CAMPO.

I ATTEST AND CERTIFY: THAT THE DATA CONTAINED HEREIN, IS FAITHFULLY CONSISTENT WITH THE CARBON COPIES, RELATED TO THE THIRD OFFICIAL TRANSCRIPT OF THE PUBLIC DEED NUMBER 2538, VOLUME 38, NOTARY PUBLIC NUMBER TWO OF THIS JURISDICTION , STAMPED AND SEALED, ISSUED BY THE CHIEF OF THE JUDICIAL ARCHIVE, IN CHARGE OF THE GENERAL ARCHIVE OF NOTARIES OF THE STATE, OF THE CITY OF MEXICALI, BAJA CALIFORNIA, WITH WHICH I COMPARED IT, WHICH WAS ATTESTED IN THE DEED NUMBER 41,237 OF THE VOLUME 587 OF THIS DATE. I ATTEST.

TIJUANA, B. CFA., ON SEPTEMBER 10, 1996.

THE NOTARY PUBLIC NUMBER FIVE.

(illegible signature)

MR. JOSÉ ROMÁN LEYVA MORTERA.

MR. LUIS A. DURAZO BAZUA, PRINCIPAL OF THE NOTARY PUBLIC NUMBER ONE, OF THIS MUNICIPALITY, ------------------------------------------------------------------------------------------------------------------ ATTESTS ------------------------------------------------That this photocopy consisting of 7 useful pages, is a faithful reproduction of the photocopy against which I compared it, pursuant to the deed of this same date Number FIVE THOUSAND SIX HUNDRED AND SIXTY THREE, Volume FIFTY THREE, of the Protocol of this Notary. Playas de Rosarito, Baja California, on the thirteenth day of November, two thousand one. I attest.-------------------------------------

(illegible signature)

Mr. Luis A. Durazo Bazua.

NOTARY PUBLIC NUMBER ONE.

MR. LUIS A. DURAZO BAZUA, PRINCIPAL OF THE NOTARY PUBLIC NUMBER ONE, OF THIS MUNICIPALITY, ------------------------------------------------------------------------------------------------------------------ ATTESTS ------------------------------------------------ That this photocopy consisting of 7 useful pages, including the one corresponding to this certification, is a faithful reproduction of the copy certified by Mr. José Román Leyva Mortera, Notary Public Number Five, of Tijuana, Baja California, against which I compared it, pursuant to the deed of this same date Number TWO THOSAND SEVEN HUNDRED AND SEVENTY SEVEN, Volume THIRTY ONE, of the Protocol of this Notary. Playas de Rosarito, Baja California, on the first day of April, two thousand.------------------------------------------------------------------------------------

(illegible signature)

Mr. Luis A. Durazo Bazua.

NOTARY PUBLIC NUMBER ONE.

Exhibit Q	Exhibit 10.32.4

NATIONAL AGRARIAN REGISTRY

SRA

MINISTRY OF THE AGRARIAN REFORM

NATIONAL AGRARIAN REGISTRY

BAJA CALIFORNIA DELEGATION

CERTIFICATE OF APPROVAL OF

THE CHANGE OF REPRESENTATIVE BODIES

WHEREAS.- THE REGISTRATION APPLICATION NUMBER 3714, DATED JULY 22, 2010 FOR THE CHANGE OF REPRESENTATIVE BODIES BELONGING TO THE EJIDO “MAZATLÁN”, OF THE MUNICIPALITY OF PLAYAS DE ROSARITO OF THIS FEDERAL ENTITY, SUBMITTED BY MR. RAMON LEON FLORES, IN THE COMMON FILING OFFICE ATTACHED WITH THE FOLLOWING ORIGINAL

DOCUMENTATION:

-FIRST CALL

-MINUTES OF THE MEETING

-ATTENDANCE LIST

-EVIDENCE OF PAYMENT OF DUTIES

BASED IN ARTICLES 1, 4, 25, SECTIONS I, 26, 35, 37, 56, OF THE INTERNAL REGULATIONS OF THE NATIONAL AGRARIAN REGISTRY, THE REGISTRAR PROCEEDED TO CARRY OUT THE EVALUATION BY MEANS OF THE ANALYSIS AND EXAMINATION OF THE DOCUMENTATION SUBMITTED, RESULTING IN THE FOLLOWING:

RECITALS:

FIRST.- THAT THE AFOREMENTIONED SUBMISSION OF THE APPLICATION FOR REGISTRATION OF THE CHANGE OF REPRESENTATIVE BODIES, DULY FULFILLS THE REQUIREMENTS ESTABLISHED IN ARTICLE 55 OF THE INTERNAL REGULATION OF THE NATIONAL AGRARIAN REGISTRY.

SECOND.- THAT THE FIRST CALL, DATED JUNE 25, 2010, ISSUED IN ACCORDANCE WITH THE FORMALITIES AND REQUIREMENTS ESTABLISHED IN ARTICLES 24 AND 25 OF THE AGRARIAN LAW.

THIRD.- THAT THE DEPARTING REPRESENTATIVE BODIES OF THE EJIDO POPULATION CENTER ARE:

EJIDO BOARD

PRESIDENT:	RAMON LEON FLORES
SECRETARY:	DAVID CORDERO VICTORIO
TREASURER:	MARCO ANTONIO GONZALEZ PITONES

EJIDO INSPECTION BOARD

PRESIDENT:	JOSE MARIO GONZALEZ ORTIZ
SECRETARY:	DORA MARIA ESQUIVEL MACHADO
SECRETARY:	GULMARO ANTONIO RUIZ CUEVAS

FOURTH.- THAT THE MINUTES OF THE MEETING DATED JULY 8, 2010, MEETS EACH AND ALL THE FORMALITIES ESTABLISHED IN ARTICLES 26, 27, 30 AND 31 OF THE AGRARIAN LAW.

FIFTH.- IT IS ESTABLISHED THAT, ONCE ALL THE FORM, SUBSTANCE AND VALIDITY REQUIREMENTS WERE FULFILLED, THE WHITE SLATE IS DECLARED AS WINNER, RESULTING IN THE INTEGRATION OF THE REPRESENTATIVE BODIES BY THE FOLLOWING MEMBERS OF THE EJIDO AND IN ACCORDANCE WITH ARTICLES 32, 33, 34, 35, 36, 37, 38, 39 AND 40 OF THE AGRARIAN LAW.

EJIDO BOARD

PRINCIPALS		ALTERNATES
ENRIQUE ESQUIVEL HAROS	PRESIDENT	JOSE MARIA RUIZ HERNANDEZ
ERNESTO CRUZ TRONCOSO SANCHEZ	SECRETARY	LIDIA ESQUER VILLA
JORGE GONZALEZ HERRERA	TREASURER	JESUS CONTRERAS DUARTE

EJIDO INSPECTION BOARD

PRINCIPALS		ALTERNATES
ARTURO CORDERO VICTORIO	PRESIDENT	MARIA DE LOS ANGELES LEON FLORES
ALFONSO RAMIREZ MACHADO	SECRETARY	CELIA GALLARDO REYES
FELIX MINJARES VASQUEZ	TREASURER	JESUS CONTRERAS DUARTE

SIXTH.- THAT THE PAYMENT MADE FOR THE REGISTRATION DUTIES, CORRESPONDS TO THE AMOUNT INDICATED IN THE FEDERAL DUTIES LAW.

SEVENTH.- THAT NO DOCUMENT CONTAINING RECORDABLE ACTS OPPOSING TO THE DOCUMENT WHICH REGISTRATION IS REQUESTED, HAS BEEN PREVIOUSLY SUBMITTED.

IN VIEW OF THE FOREGOING AND PURSUANT TO ARTICLES 2, 10, 11, 23, SECTION III, 24, 25, 26, 27, 30, 31, 50, 108, 148, 150, 152 SECTION VIII OF THE AGRARIAN LAW, ARTICLES 1, 4, 25, SECTIONS I, 26, 35, 37, 56 OF THE INTERNAL REGULATIONS OF THE NATIONAL AGRARIAN REGISTRY, IT IS EVIDENCED THE FOLLOWING:

APPROVAL:

FIRST.- THE REGISTRATION OF THE MINUTES RELATED TO THE CHANGE OF REPRESENTATIVE BODIES OF THE EJIDO “MAZATLÁN” OF THE MUNICIPALITY OF PLAYAS DE ROSARITO, OF THIS FEDERAL ENTITY, IS VIABLE, SINCE THE FORM, SUBSTANCE AND VALIDITY REQUIREMENTS ARE MEET.

SECOND.- THE REGISTRATION IN THE RESPECTIVE INTERNAL CONTROLS IS ORDERED.

THIRD.- CONSEQUENTLY, ISSUE THE IDENTIFICATION CARDS CORRESPONDING TO THE ELECTED REPRESENTATIVE BODIES, WITH EXPIRATION OF THEIR DUTIES ON JULY 8, 2013.

FOURTH.- ONCE THE REGISTRATION IS CARRIED OUT AND THE DOCUMENTATION IS NUMBERED IN THE REVERSE OF THE LAST PAGE, STAMP THE REGISTRATION AGENDA AND SEND IT TO THE COMMON FILING OFFICE.

FIFTH.- NOTIFY THIS EVALUATION TO THE INTERESTED PARTIES THROUGH THE GAZETTE OF THE REGISTRY.

THE HEAD OF THE DELEGATION IS REQUESTED TO OPEN THE CORRESPONDING FOLIO.

MEXICALI, BAJA CALIFORNIA, ON JULY 28, 2010.

THE INTEGRAL REGISTRAR

(ILLEGIBLE SIGNATURE)

MS. JUDITH GPE. IBARRA BARRON

FOLIO _______________________

PROCEDURE APPLICATION

MR. JUAN CARLOS MOLINA TORRES

STATE DELEGATE OF THE

NATIONAL AGRARIAN REGISTRY

PRESENT.

Date: July 22 2010 10:29 AM__

I, _Manuel García Estrada_________; marital status ○ Single ○ Married, residing in ___________________, Municipality of ____________, Baja California, with telephone number _______________ hereby, respectfully request to You, to issue at my expense the filing mentioned below:

In accordance with article 19 of the Administrative Procedure Law, I authorize __________________________ to obtain the filing on my behalf and representation.

CERTIFICATES

In the name of: ____________________________________________________________________________________

Type:                                 ○ Validity of Duties                          ○ Of successors                 ○ List of Ejidatarios

For:           □ CNA               □ SAGARPA               □ IMSS               □ Financier Rural           □ To whom it may concern

Ejido: ______________________________________ Municipality of: ___________________________, Baja California

Others: __________________________________________________________________________________________

In substitution: ___________________________________________________________________________________

Rearrangement in the Neighborhood: ___________________________ Lot Number: ________________________

Hectares: _______________________________________________ Total Number of Certificates: __________________

CERTIFIED COPIES OF THE FOLLOWING DOCUMENTATION

1. _______________________________________________________________________________________________

2. _______________________________________________________________________________________________

3. ______________________________________________________ Total Number of Pages: ____________________

CERTIFIED COPIES OF MAPS

○ Internal of the Polygon Number __________	○ Individual of the Plot ____________
○ Of Human Settlement	○ Of Condominium
○ Of Granting	○ Contribution of Land to a Mercantile Company
○ Of Common Use ______________________________	Total Number of Blueprints: __________

REGISTRATIONS

○ Meeting Minutes of Several Agreements	○ Minutes of Acceptance and Separation of an Ejido Member
(XX) Minutes of Representative Bodies	[XX] Change □ Removal □ Restructuration
○ Resolution of the Agrarian Unitary Court	Issuance: □ Shared Use □ Parcel □ Solar
District: □ 2 □ 48 Number: __________	Plot Number: ___________
○ Minutes of Internal Regulations	○ Minutes of Amendment to the Internal Regulations
○ Minutes of Full Ownership	○ Transfer of Rights
○ Individual Freehold Application	Parcel Cert. Number: _________ Parcel(s): ___________

○ Others: _______________________________________________________________________________________

Contracts:	□ parcel
○ Assignment of Rights or Transfer ○Lease ○ Easement of Way	□ Common Use

OTHERS

○ Issuance of Certificate:                                □ Parcelary                               □ Common Use                               □ Solar

                                   Parcel Number: ___________        Lot Number: ___________        Block: ___________

○ Replacement of Certificate                        ○ Evidence of Location of Premises

○ Title Modification in: ___________                 ○ Registry of Successors                           ○ Opening of Envelope

OBSERVATIONS

Photographs are attached______________________________________________________________________

Ejido: Mazatlán .	Municipality: Playas de Rosarito, Baja California
Received by: _________________

(Illegible signature)

SIGNATURE OF THEAPPLICANT

MAZATLAN

02.005.1.00131

BLVD. BENITO JUAREZ / RENE ORTIZ ST.

P.O. BOX. 179 TELEPHONE 2-1025 AND 2-17-14 FAX: 2-22-61

MUNICIPALITY OF PLAYAS DE ROSARITO, B.C.

FIRST CALL

IN ACCORDANCE WITH THE PROVISIONS OF ARTICLES 12, 16, 23 SECTION III, 24, 25, 26, 27, 30, 31, 32, 35, 37, 38, 39, 40 AND OTHER RELATED ARTICLES OF THE AGRARIAN LAW IN FORCE, BY THIS MEANS THE EJIDO BOARD IN OFFICE

C A L L S

ALL THE EJIDO MEMBERS FROM THE EJIDO POBLADO MAZATLAN, OF THE MUNICIPALITY OF PLAYAS DE ROSARITO, STATE OF BAJA CALIFORNIA, IN FULL EXERCISE OF THEIR AGRARIAN RIGHTS TO ASSIST TO THE ELECTION MEETING OF THE EJIDO BOARD AND THE EJIDO INSPECTION BOARD, ITS PRINCIPALS AND ITS ALTERNATES WHO SHALL REPRESENT, MANAGE, SUPERVISE AND ENFORCE THE RESOLUTIONS PASSED BY THE MEETING DURING THE LEGAL TERM COMPRISED FROM JULY 8, 2010 TO JULY 8, 2013; STRICTLY ABIDING TO ARTICLES 12, 16, 23 SECTION III, 24, 25, 26, 27, 30, 31, 32, 33, 35, 37, 38, 39, 40 AND OTHER RELATED ARTICLES OF THE AGRARIAN LAW, WHICH SHALL BE HELD AT 10:00 HOURS OF JULY 8, 2010, IN THE “MUJER CAMPESINA” ROOM; USUAL PLACE FOR THE EJIDO MEETINGS, WITH ADDRESS IN RENE ORTIZ STREET AND BENITO JUAREZ BOULEVARD, ZONA CENTRO OF THIS MUNICIPALITY, WHICH SHALL BE SUBJECT TO THE FOLLOWING:

A G E N D A

1.- INTRODUCTION OF THE REPRESENTATIVE OF THE AGRARIAN BUREAU AND THE NOTARY PUBLIC INVITED TO THE MEETING, THE FORMER ACTING AS GUARANTOR OF THE LEGAL VALIDITY OF THE MEETING, AND THE LATTER TO ATTEST THE ACTS THAT TAKE PLACE, IN ACCORDANCE WITH THE AGRARIAN LAW.

2.- ATTENDANCE LIST VERIFICATION BY THE SECRETARY OF THE EJIDO BOARD.

3.- STATEMENT, UNDER THE OATH OF TELLING THE TRUTH, FROM THE PRESIDENT OF THE EJIDO BOARD TO THE REPRESENTATIVE OF THE AGRARIAN BUREAU, STATING THAT THE ATTENDING INDIVIDUALS WHO ANSWERED DURING THE ATTENDANCE CALL ARE EJIDO MEMBERS OF THIS AGRARIAN CENTER, WITH VALID RIGHTS AND REGISTERED IN THE REGISTRY OF EJIDO MEMBERS, UPDATED BEFORE THE NATIONAL AGRARIAN REGISTRY.

4.- VERIFICATION AND, IF APPLICABLE, DECLARATION OF THE EXISTENCE OF THE LEGAL QUORUM AND THE INSTALLATION OF THE MEETING, PURSUANT TO ARTICLE 26 OF THE AGRARIAN LAW, BEING PRESENT, AT LEAST, HALF PLUS ONE OF THE EJIDO MEMBERS, ALL OF THEM WITH VALID AGRARIAN RIGHTS.

5.- PROPOSAL, ELECTION AND, IF APPROPRIATE, APPOINTMENT OF TWO EJIDO MEMBERS TO HOLD THE OFFICE OF EXAMINERS, FOR PURPOSES OF COUNTING THE VOTES DURING THE ELECTION MEETING.

6.- INTRODUCTION OF THE SLATES PARTICIPATING IN THE ELECTION OF THE EJIDO BOARD AND THE EJIDO INSPECTION BOARD, PRINCIPALS AND ALTERNATES, AS WELL AS THE REGISTRATION THEREOF BY THEIR REPRESENTATIVES.

7.- STATEMENT BY THE PRESIDENT OF THE EJIDO BOARD, ASSISTED BY THE SECRETARY OF SUCH BODY, WITH RESPECT TO WHICH OF THE EJIDO MEMBERS COMPRISING THE SLATES MEET THE REQUIREMENTS ESTABLISHED IN THE AGRARIAN LAW TO BE ELECTED TO THE OFFICES TO WHICH THEY ARE BEING PROPOSED.

8.- ACCORDING TO THE PROVISIONS OF ARTICLES 23, SECTION III, 37, 38, 39, 40 OF THE AGRARIAN LAW, THE ELECTION OF THE EJIDO BOARD, PRINCIPALS AND ALTERNATES, THROUGH DIRECT AND SECRET VOTE, SHALL BE CARRIED OUT IN ORDER TO, THEREAFTER, PROCEED TO THE PUBLIC AND IMMEDIATE REVISION BY THE ELECTED EXAMINERS.

9.- STATEMENT BY THE EXAMINERS, ON THE RESULT OF THE VERIFIED VOTING AND, IF APPLICABLE, STATEMENT OF THE PREVAILING SLATE WHICH OBTAINS THE MAJORITY VOTE TO COMPRISE THE EJIDO BOARD, PRINCIPALS AND ALTERNATES.

10.- IN ACCORDANCE WITH THE PROVISIONS OF ARTICLES 23, SECTION III, 37, 38, 39, 40 OF THE AGRARIAN LAW, THE ELECTION OF THE EJIDO INSPECTION BOARD, PRINCIPALS AND ALTERNATES, THROUGH DIRECT AND SECRET VOTE, SHALL BE CARRIED OUT IN ORDER TO, THEREAFTER, PROCEED TO THE PUBLIC AND IMMEDIATE REVISION BY THE ELECTED EXAMINERS.

11.- STATEMENT BY THE EXAMINERS, ON THE RESULT OF THE VERIFIED VOTING AND, IF APPLICABLE, STATEMENT OF THE PREVAILING SLATE WHICH OBTAINS THE MAJORITY VOTE TO COMPRISE THE EJIDO INSPECTION BOARD, PRINCIPALS AND ALTERNATES.

12.- LEGAL SWEARING OF OFFICE BY THE EJIDO BOARD AND THE EJIDO INSPECTION BOARD, PRINCIPALS AND ALTERNATES, ELECTED, FOR THE PERIOD COMPRISED FROM JULY 8, 2010 TO JULY 8, 2013, BY THE ATTENDING REPRESENTATIVE OF THE AGRARIAN BUREAU.

13.- CLOSING OF THE MEETING.

CONSIDERING THAT THIS IS THE FIRST CALL, AND THAT IT SHALL DEAL WITH THE MATTERS MENTIONED IN ARTICLES 23 SECTION III, 37, 39, 40 OF THE AGRARIAN LAW, IT IS REQUIRED TO LEGALLY INSTALL THE MEETING IN ORDER FOR SUCH TO PASS THE CORRESPONDING RESOLUTIONS, WITHIN THE AUTHORITY GRANTED BY THE MENTIONED LAW IN ITS ARTICLES 25, 26, 27, AND PURSUANT TO ARTICLE 30, THE EJIDO MEMBER SHALL BE ABLE TO APPOINT A LEGAL REPRESENTATIVE.

SINCE ARTICLE 22 OF THE AFOREMENTIONED LAW PROVIDES THAT THE EJIDO BOARD SHALL BE RESPONSIBLE FOR KEEPING SUCH CERTIFICATION UNTIL THE DAY OF THE MEETING, IN THE PLACES DESIGNATED FOR PURPOSES OF PUBLICATION, WE HEREBY STATE OUR OBLIGATION TO COMPLY WITH THE MENTIONED LEGAL PROVISION.

EJIDO MAZATLAN, MUNICIPALITY OF PLAYAS DE ROSARITO, STATE OF BAJA CALIFORNIA, ON THE TWENTY FIFTH DAY OF JUNE OF 2010.

SINCERELY

“LAND AND FREEDOM”

SIGNATURES OF THE DEPARTING EJIDO BOARD OF THE EJIDO MAZATLAN

PRESIDENT	SECRETARY	TREASURER

(illegible signature)	(illegible signature)	(illegible signature)
RAMON LEON	DAVID CORDERO	MARCO ANTONIO GONZALEZ
FLORES	VICTORIO	PITONES

THE PRESIDENT OF THE EJIDO INSPECTION BOARD

PRESIDENT

(illegible signature)

JOSE MARIO GONZALEZ ORTIZ

EJIDO
POBLADO	MAZATLAN

02.005.1.00131

BLVD. BENITO JUAREZ / RENE ORTIZ ST.

P.O. BOX. 179 TELEPHONE 2-1025 AND 2-17-14 FAX: 2-22-61

MUNICIPALITY OF PLAYAS DE ROSARITO, B.C.

MINUTES NUMER 21/2010	Page One

MINUTES TAKEN IN ACCORDANCE WITH THE PROVISIONS OF ARTICLES 12, 16, 23 SECTION III, 24, 25, 26, 27, 30, 31, 32, 33, 35, 37, 38, 39, 40 AND OTHER RELATIVE ARTICLES OF THE AGRARIAN LAW IN FORCE, ON THE OCCASION OF THE MEETING FOR THE ELECTION OF THE LEGAL REPRESENTATION, MANAGEMENT AND INSPECTION BODIES, PRINCIPALS AND ALTERNATES, HELD ON JULY 8, 2010, IN THE EJIDO MAZATLAN, MUNICIPALITY OF PLAYAS DE ROSARITO, STATE OF BAJA CALIFORNIA.

AT 10:00 HOURS Of JULY 8, 2010, GATHERED IN THE ROOM MUJER CAMPESINA, LOCATED AT RENE ORTIZ STREET AND BENITO JUAREZ BOULEVARD, ZONA CENTRO OF THIS MUNICIPALITY, USUAL PLACE FOR HOLDING THE MEETINGS OF THE EJIDO CENTER MAZATLAN OF THE MUNICIPALITY OF PLAYAS DE ROSARITO, B.C., THERE MET THE LEGAL REPRESENTATIVE BODIES OF THIS EJIDO, MESSRS. RAMON LEON FLORES, DAVID CORDERO VICTORIO AND MARCO ANTONIO GONZÁLEZ PITONES, IN THEIR CAPACITY AS PRESIDENT, SECRETARY AND TREASURER, RESPECTIVELY, OF THE EJIDO BOARD; AS WELL AS JOSE MARIO GONZALEZ ORTIZ, DORA MARIA ESQUIVEL MACHADO AND GULMARO ANTONIO RUIZ CUEVAS, AS PRESIDENT AND SECRETARIES OF THE INSPECTION BOARD OF THE MENTIONED EJIDO; MR. LUIS A. DURAZO BAZUA, NOTARY PUBLIC NUMBER ONE OF THIS MUNICIPALITY, THE REPRESENTATIVE OF THE AGRARIAN BUREAU, MR. ALBERTICO ROBLES CORONADO, AS WELL AS 79 EJIDO MEMBERS IN ADDITION TO EIGHT REPRESENTATIVES OF EJIDO MEMBERS WITH PROXY LETTER, ONE ABSENCE; ALL ASSEMBLED WITH THE PURPOSE OF HOLDING THE MEETING CALLED BY THE EJIDO BOARD IN OFFICE, BY FIRST CALL, ON JUNE 25, 2010, FOR THIS DATE, UNDER THE ITEMS OF THE FOLLOWING:

AGENDA:

1.- INTRODUCTION OF THE REPRESENTATIVE OF THE AGRARIAN BUREAU AND THE NOTARY PUBLIC INVITED TO THE MEETING, THE FORMER ACTING AS GUARANTOR OF THE LEGAL VALIDITY OF THE MEETING, AND THE LATTER TO ATTEST THE ACTS THAT TAKE PLACE, IN ACCORDANCE WITH THE AGRARIAN LAW.

2.- ATTENDANCE LIST VERIFICATION BY THE SECRETARY OF THE EJIDO BOARD.

3.- STATEMENT, UNDER THE OATH OF TELLING THE TRUTH, FROM THE PRESIDENT OF THE EJIDO BOARD TO THE REPRESENTATIVE OF THE AGRARIAN BUREAU, STATING THAT THE ATTENDING INDIVIDUALS WHO ANSWERED DURING THE ATTENDANCE CALL ARE EJIDO MEMBERS OF THIS AGRARIAN CENTER, WITH VALID RIGHTS AND REGISTERED IN THE REGISTRY OF EJIDO MEMBERS, UPDATED BEFORE THE NATIONAL AGRARIAN REGISTRY.

4.- VERIFICATION AND, IF APPLICABLE, DECLARATION OF THE EXISTENCE OF THE LEGAL QUORUM AND THE INSTALLATION OF THE MEETING, PURSUANT TO ARTICLE 26 OF THE AGRARIAN LAW, BEING PRESENT, AT LEAST, HALF PLUS ONE OF THE EJIDO MEMBERS, ALL OF THEM WITH VALID AGRARIAN RIGHTS.

5.- PROPOSAL, ELECTION AND, IF APPROPRIATE, APPOINTMENT OF TWO EJIDO MEMBERS TO HOLD THE OFFICE OF EXAMINERS, FOR PURPOSES OF COUNTING THE VOTES DURING THE ELECTION MEETING.

6.- INTRODUCTION OF THE SLATES PARTICIPATING IN THE ELECTION OF THE EJIDO BOARD AND THE EJIDO INSPECTION BOARD, PRINCIPALS AND ALTERNATES, AS WELL AS THE REGISTRATION THEREOF BY THEIR REPRESENTATIVES.

7.- STATEMENT BY THE PRESIDENT OF THE EJIDO BOARD, ASSISTED BY THE SECRETARY OF SUCH BODY, WITH RESPECT TO WHICH OF THE EJIDO MEMBERS COMPRISING THE SLATES MEET THE REQUIREMENTS ESTABLISHED IN THE AGRARIAN LAW TO BE ELECTED TO THE OFFICES TO WHICH THEY ARE BEING PROPOSED.

8.- ACCORDING TO THE PROVISIONS OF ARTICLES 23, SECTION III, 37, 38, 39, 40 OF THE AGRARIAN LAW, THE ELECTION OF THE EJIDO BOARD, PRINCIPALS AND ALTERNATES, THROUGH DIRECT AND SECRET VOTE, SHALL BE CARRIED OUT IN ORDER TO, THEREAFTER, PROCEED TO THE PUBLIC AND IMMEDIATE REVISION BY THE ELECTED EXAMINERS.

EJIDO
TOWN	MAZATLAN

02.005.1.00131

BLVD. BENITO JUAREZ / RENE ORTIZ ST.

PO. BOX. 179 TELEPHONE 2-1025 AND 2-17-14 FAX: 2-22-61

MUNICIPALITY OF PLAYAS DE ROSARITO, B.C.

MINUTES NUMER 21/2010	Page Two

MINUTES TAKEN IN ACCORDANCE WITH THE PROVISIONS OF ARTICLES 12, 16, 23 SECTION III, 24, 25, 26, 27, 30, 31, 32, 33, 35, 37, 38, 39, 40 AND OTHER RELATIVE ARTICLES OF THE AGRARIAN LAW IN FORCE, ON THE OCCASION OF THE MEETING FOR THE ELECTION OF THE LEGAL REPRESENTATION BODIES, PRINCIPALS AND ALTERNATES, HELD ON JULY 8, 2010, IN THE EJIDO MAZATLAN, MUNICIPALITY OF PLAYAS DE ROSARITO, STATE OF BAJA CALIFORNIA.

9.- STATEMENT BY THE EXAMINERS, ON THE RESULT OF THE VERIFIED VOTING AND, IF APPLICABLE, STATEMENT OF THE PREVAILING SLATE WHICH OBTAINS THE MAJORITY VOTE TO COMPRISE THE EJIDO BOARD, PRINCIPALS AND ALTERNATES.

10.- IN ACCORDANCE WITH THE PROVISIONS OF ARTICLES 23, SECTION III, 37, 38, 39, 40 OF THE AGRARIAN LAW, THE ELECTION OF THE EJIDO INSPECTION BOARD, PRINCIPALS AND ALTERNATES, THROUGH DIRECT AND SECRET VOTE, SHALL BE CARRIED OUT IN ORDER TO, THEREAFTER, PROCEED TO THE PUBLIC AND IMMEDIATE REVISION BY THE ELECTED EXAMINERS.

11.- STATEMENT BY THE EXAMINERS, ON THE RESULT OF THE VERIFIED VOTING AND, IF APPLICABLE, STATEMENT OF THE PREVAILING SLATE WHICH OBTAINS THE MAJORITY VOTE TO COMPRISE THE EJIDO INSPECTION BOARD, PRINCIPALS AND ALTERNATES.

12.- LEGAL SWEARING OF OFFICE BY THE EJIDO BOARD AND THE EJIDO INSPECTION BOARD, PRINCIPALS AND ALTERNATES, ELECTED, FOR THE PERIOD COMPRISED FROM JULY 8, 2010 TO JULY 8, 2013, BY THE ATTENDING REPRESENTATIVE OF THE AGRARIAN BUREAU.

13.- CLOSING OF THE MEETING.

THEREAFTER THE PREVIOUS AGENDA WAS DISCUSSED IN THE FOLLOWING TERMS:

FIRST ITEM: IN HIS TURN TO SPEAK, MR RAMÓN LEÓN FLORES, PRESIDENT OF THE EJIDO BOARD AND IN ACCORDANCE WITH ARTICLE 28 OF THE AGRARIAN LAW, IN ORDER TO GIVE FORMALITY AND LAWFULNESS INTRODUCES MR. LUIS ARMANDO DURAZO BAZUA, NOTARY PUBLIC NUMBER ONE OF THIS MUNICIPALITY AND MR. ALBERTICO ROBLES CORONADO, REPRESENTATIVE OF THE AGRARIAN BUREAU.

SECOND ITEM: BASED ON THE REGISTRY OF EJIDO MEMBERS, THE SECRETARY OF THE EJIDO BOARD TOOK ATTENDANCE, ATTESTING THE ASSISTANCE OF 79 EJIDO MEMBERS PLUS EIGHT REPRESENTATIVES OF EJIDO MEMBERS WITH PROXY LETTER, FROM A REGISTRY OF 88 EJIDO MEMBERS THAT COMPRISE THE EJIDO, ONE ABSENCE; ALL OF THEM WITH THEIR AGRARIAN RIGHTS IN FORCE.

THIRD ITEM: THE PRESIDENT OF THE EJIDO BOARD IN OFFICE, STATES TO THE NOTARY PUBLIC, MR. LUIS ARMANDO DURAZO BAZUA, AND TO THE REPRESENTATIVE OF THE AGRARIAN BUREAU, MR. ALBERTICO ROBLES CORONADO, UNDER OATH OF TELLING THE TRUTH, THAT THE INDIVIDUALS MENTIONED IN THE ATTENDANCE LIST ARE EJIDO MEMBERS WITH THEIR AGRARIAN RIGHTS IN FORCE IN THIS EJIDO, AND THOSE WHO ANSWERED AS BEING PRESENT ARE ACTUALLY WHO THEY CLAIM TO BE.

FOURTH ITEM: IN CONNECTION WITH THE VERIFICATION OF THE LEGAL QUORUM, A TOTAL OF 79 EJIDO MEMBERS PLUS EIGHT REPRESENTATIVES OF EJIDO MEMBERS WITH PROXY LETTER, FROM A REGISTRY OF 88 EJIDO MEMBERS THAT COMPRISE THE MEMBERSHIP OF THIS EJIDO, WHICH ARE EQUAL TO A 99% ATTENDANCE; DUE TO THE FOREGOING, AND CONSIDERING THAT DURING THIS MEETING, THE MATTERS RELATED WITH THE ELECTION OF THE LEGAL REPRESENTATION BODIES CONSIDERED IN ARTICLES 23, SECTION III, 37, 38, 39, 40 AND OTHER RELATED ARTICLES OF THE AGRARIAN LAW IN FORCE SHALL BE DEALT WITH, SUCH IS DULY

EJIDO
TOWN	MAZATLAN

02.005.1.00131

BLVD. BENITO JUAREZ / RENE ORTIZ ST.

PO. BOX. 179 TELEPHONE 2-1025 AND 2-17-14 FAX: 2-22-61

MUNICIPALITY OF PLAYAS DE ROSARITO, B.C.

MINUTES NUMER 21/2010	Page Three

MINUTES TAKEN IN ACCORDANCE WITH THE PROVISIONS OF ARTICLES 12, 16, 23 SECTION III, 24, 25, 26, 27, 30, 31, 32, 33, 35, 37, 38, 39, 40 AND OTHER RELATIVE ARTICLES OF THE AGRARIAN LAW IN FORCE, ON THE OCCASION OF THE MEETING FOR THE ELECTION OF THE LEGAL REPRESENTATION BODIES, PRINCIPALS AND ALTERNATES, HELD ON JULY 8, 2010, IN THE EJIDO MAZATLAN, MUNICIPALITY OF PLAYAS DE ROSARITO, STATE OF BAJA CALIFORNIA.

INTEGRATED, IN COMPLIANCE WITH THE ALL THE REQUIREMENTS ESTABLISHED IN ARTICLES 25, 26, 27, 30, 32 AND 33 SECTION III OF THE MENTIONED LAW, IN THIS RESPECT, THE PRESIDENT OF THE EJIDO BOARD, MR. LEÓN RAMÓN FLORES, AT 10:30 HOURS, FORMALLY DECLARES THE MEETING AS INSTALLED, BEING AUTHORIZED SUCH TO DISCUSS AND DECIDE ON THE ITEMS OF THE AGENDA OF THE CALL WHICH ORIGINATED IT.

FIFTH ITEM: FOR PURPOSES OF THE CALL, TWO EJIDO MEMBERS WERE PROPOSED TO HOLD THE OFFICES OF EXAMINERS, SUCH BEING MESSRS. JUAN DIEGO TRUJILLO RAMÍREZ AND JOSÉ ALONSO HAROZ BETANCOURT, RESPECTIVELY, EACH OF THEM BEING APPROVED BY 87 VOTES IN FAVOR 0 VOTES AGAINST THEM AND 0 ABSTENTIONS.

SIXTH ITEM: CONSIDERING THAT ON THIS DATE, THE LEGAL TERM OF THE LEGAL REPRESENTATION BODIES OF THIS EJIDO EXPIRES, AND STRICTLY ABIDING TO ARTICLES 12, 16, 23, SECTION III, 24, 25, 26, 27, 30, 31, 32, 33, 35, 37, 38, 39, 40 OF THE AGRARIAN LAW, THE PRESIDENT OF THE EJIDO BOARD IN OFFICE INTRODUCED THE SLATES THAT SHALL PARTICIPATE IN THE ELECTION OF THE EJIDO BOARD AND THE EJIDO INSPECTION BOARD, PRINCIPALS AND ALTERNATES, FOR THE LEGAL PERIOD FROM JULY 8, 2010 TO JULY 8, 2013.

THEREAFTER, MR. LUIS MORALES REYES, IN REPRESENTATION OF THE RED SLATE, CARRIES OUT THE CORRESPONDING REGISTRATION, BEING REGISTERED AS FOLLOWS:

EJIDO BOARD

	PRINCIPALS	ALTERNATES
PRESIDENT	OSCAR FRANCISCO SALAZAR SANTACRUZ	TIMOTEO CARRZACO BRISEÑO
SECRETARY	LUIS MORALES REYES	VICENTE LOAIZA
TREASURER	ISMAEL MARIANO ARCE MAYORAL	JOSE REYNOSO RÍOS

EJIDO INSPECTION BOARD

	PRINCIPALS	ALTERNATES
PRESIDENT	JESUS ARMANDO ESQUIVEL FIERRO	RENE ESQUIVEL MUÑOZ
1ST SECRETARY	GABRIEL MINJARES HERNÁNDEZ	FÉLIX GONZÁLEZ MACHADO
2ND SECRETARY	MARGARITA CORAL PÉREZ TORRES	CELIA PÉREZ CHÁVEZ

EJIDO
TOWN	MAZATLAN

02.005.1.00131

BLVD. BENITO JUAREZ / RENE ORTIZ ST.

PO. BOX. 179 TELEPHONE 2-1025 AND 2-17-14 FAX: 2-22-61

MUNICIPALITY OF PLAYAS DE ROSARITO, B.C.

MINUTES NUMER 21/2010	Page Four

MINUTES TAKEN IN ACCORDANCE WITH THE PROVISIONS OF ARTICLES 12, 16, 23 SECTION III, 24, 25, 26, 27, 30, 31, 32, 33, 35, 37, 38, 39, 40 AND OTHER RELATIVE ARTICLES OF THE AGRARIAN LAW IN FORCE, ON THE OCCASION OF THE MEETING FOR THE ELECTION OF THE LEGAL REPRESENTATION BODIES, PRINCIPALS AND ALTERNATES, HELD ON JULY 8, 2010, IN THE EJIDO MAZATLAN, MUNICIPALITY OF PLAYAS DE ROSARITO, STATE OF BAJA CALIFORNIA.

LIKEWISE, MR. ENRIQUE ESQUIVEL HAROS, IN REPRESENTATION OF THE WHITE SLATE CARRIED OUT THE CORRESPONDING REGISTRATION, BEING REGISTERED AS FOLLOWS:

EJIDO BOARD

	PRINCIPALS	ALTERNATES
PRESIDENT	ENRIQUE ESQUIVEL HAROS	JOSE MARIA RUIZ HERNANDEZ
SECRETARY	ERNESTO CRUZ TRONCOSO SANCHEZ	LIDIA ESQUER VILLA
TREASURER	JORGE GONZALEZ HERRERA	JESUS CONTRERAS DUARTE

EJIDO INSPECTION BOARD

	PRINCIPALS	ALTERNATES
PRESIDENT	PASCUAL ARTURO CORDERO VICTORIO	MARIA DE LOS ANGELES LEON FLORES
1ST SECRETARY	ALFONSO RAMIREZ MACHADO	CELIA GALLARDO REYES
2ND SECRETARY	FELIX MINJARES VAZQUEZ	AURELIO HERNANDEZ LEDESMA

LIKEWISE, MR. LEONARDO LORENZO TRONCOSO GOMEZ, IN REPRESENTATION OF THE GREEN SLATE CARRIED OUT THE CORRESPONDING REGISTRATION, BEING REGISTERED AS FOLLOWS:

EJIDO BOARD

	PRINCIPALS	ALTERNATES
PRESIDENT	ROBERTO ESQUIVEL FIERRO	FELICIANO CORDERO VICTORIO
SECRETARY	JESUS EUGENIO ALZALDE CARDOZA	GARCIA JOSE JESUS EPIFANIO
TREASURER	MARGARITA GONZALEZ NIEVES	ORTIZ LUNA MARIA CELIA

EJIDO INSPECTION BOARD

	PRINCIPALS	ALTERNATES
PRESIDENT	GERARDO ESTRADA GONZALEZ	FAUSTINO VARELA GOMEZ
1ST SECRETARY	GABRIEL GOMEZ MARTINEZ	TOMAS RIOZ MACIAS
2ND SECRETARY	DAVID CIPRES TINOCO	JUAN ALCALA GARCIA

SEVENTH ITEM: THEREAFTER, THE PRESIDENT OF THE EJIDO INSPECTION BOARD, RAMON LEON FLORES, ASSISTED BY THE SECRETARY OF SUCH BODY, DAVOD CORDERO VICTORIO, STATES TO THE ATTENDING PARTIES THAT ELL THE INDIVIDUALS PROPOSED TO INTEGRATE THE SLATES THAT HAVE BEEN SUBMITTED, THEIR PRINCIPALS AND THEIR ALTERNATES, FULLY MEET THE REQUIREMENTS SET FORTH BY THE AGRARIAL LAW TO ASPIRE TO THE OFFICES TO WHICH THEY HAVE BEEN PROPOSED.

EJIDO
TOWN	MAZATLAN

02.005.1.00131

BLVD. BENITO JUAREZ / RENE ORTIZ ST.

PO. BOX. 179 TELEPHONE 2-1025 AND 2-17-14 FAX: 2-22-61

MUNICIPALITY OF PLAYAS DE ROSARITO, B.C.

MINUTES NUMER 21/2010	Page Five

MINUTES TAKEN IN ACCORDANCE WITH THE PROVISIONS OF ARTICLES 12, 16, 23 SECTION III, 24, 25, 26, 27, 30, 31, 32, 33, 35, 37, 38, 39, 40 AND OTHER RELATIVE ARTICLES OF THE AGRARIAN LAW IN FORCE, ON THE OCCASION OF THE MEETING FOR THE ELECTION OF THE LEGAL REPRESENTATION BODIES, PRINCIPALS AND ALTERNATES, HELD ON JULY 8, 2010, IN THE EJIDO MAZATLAN, MUNICIPALITY OF PLAYAS DE ROSARITO, STATE OF BAJA CALIFORNIA.

EIGHTH ITEM: FOLLOWING THE AGENDA, IN ACCORDANCE WITH THE PROVISIONS OF ARTICLES 23 SECTION III, 37, 38, 39, 40 OF THE AGRARIAN LAW, THE ELECTION OF THE EJIDO BOARD, ITS PRINCIPALS AND ALTERNATES, WAS CARRIED OUT THROUGH DIRECT AND SECRET VOTING, AND THEREAFTER, THE APPOINTED EXAMINERS CARRIED OUT THE PUBLIC AND IMMEDIATE REVISION.

NINTH ITEM: THEREAFTER, THE EXAMINERS INFORMED THE FOLLOWING RESULTS CORRESPONDING TO THE ELECTION OF THE EJIDO BOARD:

RED SLATE WITH 31 VOTES IN FAVOR

WHITE SLATE WITH 33 VOTES IN FAVOR

GREEN SLATE WITH 23 VOTES IN FAVOR

NULL 0 VOTES

PURSUANT TO THE PREVIOUS RESULTS, THE WHITE SLATE IS DECLARED THE WINNER OF THE EJIDO BOARD, PRINCIPALS AND ALTERNATES, HAVING OBTAINED 33 VOTES IN FAVOR, WHICH VOTING REPRESENTS 37.93% OF THE EJIDO MEMBERS ATTENDING TO THIS VOTING ACT.

TENTH ITEM: IN ACCORDANCE WITH ARTICLES 23 SECTION III, 37, 38, 39 40 OF THE AGRARIAN LAW, THE ELECTION OF THE EJIDO INSPECTION BOARD, ITS PRINCIPALS AND ALTERNATES, WAS CARRIED OUT THROUGH DIRECT AND SECRET VOTING, AND THEREAFTER, THE APPOINTED EXAMINERS CARRIED OUT THE PUBLIC AND IMMEDIATE REVISION.

ELEVENTH ITEM: THEREAFTER, THE EXAMINERS INFORMED THE FOLLOWING RESULTS CORRESPONDING TO THE ELECTION OF THE EJIDO INSPECTION BOARD:

RED SLATE WITH 29 VOTES IN FAVOR

WHITE SLATE WITH 37 VOTES IN FAVOR

GREEN SLATE WITH 21 VOTES IN FAVOR

NULL 0 VOTES

PURSUANT TO THE PREVIOUS RESULTS, THE WHITE SLATE IS DECLARED THE WINNER OF THE EJIDO INSPECTION BOARD, PRINCIPALS AND ALTERNATES, BY 42.52% OF THE EJIDO MEMBERS ATTENDING TO THIS VOTING ACT.

TWELFTH ITEM: THEREAFTER, THE REPRESENTATIVE OF THE AGRARIAN BUREAU, MR. ALBERTICO ROBLES CORONADO, LEGALLY SWORE THE ELECTED EJIDO BOARD AND THE EJIDO INSPECTION BOARD, PRINCIPALS AND ALTERNATES, FOR THE TERM COMPRISED FROM JULY 8, 2010 TO JULY 8, 2013, WHICH SHALL COMMENCE ITS DUTIES AS FROM JULY 9, 2010, INDIVIDUAL WHO SWORE TO COMPLY AND TO ENFORCE THE PROVISIONS OF THE GENERAL CONSTITUTION OF THE UNITED MEXICAN STATES, THE LAWS ARISING THEREFROM, PARTICULARLY THE AGRARIAN LAW AND THE INTERNAL REGULATIONS OF THE EJIDO. SUCH BODIES WERE CONSTITUTED AS FOLLOWS:

EJIDO
TOWN	MAZATLAN

02.005.1.00131

BLVD. BENITO JUAREZ / RENE ORTIZ ST.

PO. BOX. 179 TELEPHONE 2-1025 AND 2-17-14 FAX: 2-22-61

MUNICIPALITY OF PLAYAS DE ROSARITO, B.C.

MINUTES NUMER 21/2010	Page Six

MINUTES TAKEN IN ACCORDANCE WITH THE PROVISIONS OF ARTICLES 12, 16, 23 SECTION III, 24, 25, 26, 27, 30, 31, 32, 33, 35, 37, 38, 39, 40 AND OTHER RELATIVE ARTICLES OF THE AGRARIAN LAW IN FORCE, ON THE OCCASION OF THE MEETING FOR THE ELECTION OF THE LEGAL REPRESENTATION BODIES, PRINCIPALS AND ALTERNATES, HELD ON JULY 8, 2010, IN THE EJIDO MAZATLAN, MUNICIPALITY OF PLAYAS DE ROSARITO, STATE OF BAJA CALIFORNIA.

EJIDO BOARD

	PRINCIPALS	ALTERNATES
PRESIDENT	ENRIQUE ESQUIVEL HAROS	JOSE MARIA RUIZ HERNANDEZ
SECRETARY	ERNESTO CRUZ TRONCOSO SANCHEZ	LIDIA ESQUER VILLA
TREASURER	JORGE GONZALEZ HERRERA	JESUS CONTRERAS DUARTE

EJIDO INSPECTION BOARD

	PRINCIPALS	ALTERNATES
PRESIDENT	PASCUAL ARTURO CORDERO VICTORIO	MARIA DE LOS ANGELES LEON FLORES
1ST SECRETARY	ALFONSO RAMIREZ MACHADO	CELIA GALLARDO REYES
2ND SECRETARY	FELIX MINJARES VAZQUEZ	AURELIO HERNANDEZ LEDESMA

THIRTEENTH ITEM: PER UNANIMOUS VOTE, THE MEETING OF EJIDO MEMBERS OF THE EJIDO MAZATLAN FORMALLY REQUESTS TO THE NOTARY PUBLIC, MR. LUIS A. DURAZO BAZUA, TO CARRY OUT THE CERTIFICATION CORRESPONDING TO THE MINUTES OF THIS MEETING, AS WELL AS OF THE ATTACHED DOCUMENTS, FOR ALL LEGAL PURPOSES, AND THERE BEING NO OTHER MATTER TO DISCUSS WITHIN THAT ESTABLISHED IN THE AGENDA OF THE CALL THAT ORIGINATED THIS MEETING, THE PRESIDENT OF THE DEPARTING EIJDO BOARD ADJOURNED THE MEETING, AT 12.59 HOURS ON JULY 8, 2010, ISSUING SIX COUNTERPARTS OF THESE MINUTES, WHICH WERE EXECUTED BY THE ATTENDING PARTIES, FOR ITS EVVIDENCE AND VALIDITY.

“LAND AND FREEDOM”

SIGNATURES OF THE DEPARTING EJIDO BOARD OF THE EJIDO MAZATLAN

PRESIDENT	SECRETARY	TREASURER

(illegible signature)	(illegible signature)	(illegible signature)
RAMON LEON	DAVID CORDERO	MARCO ANTONIO GONZALEZ
FLORES	VICTORIO	PITONES

ALTERNATES

(illegible signature)	(illegible signature)	(illegible signature)
JORGE ALBERTO	PEDRO RIOS MARTINEZ	JULIA GALLARDO REYES
CONTRERAS

THE EJIDO INSPECTION BOARD

PRESIDENT	SECRETARY	TREASURER

(illegible signature)	(illegible signature)	(illegible signature)
JOSE MARIO	DORA MARIA ESQUIVEL	GULMARO ANTONIO
GONZALEZ	MACHADO	RUIZ CUEVAS

ALTERNATES

(illegible signature)	(illegible signature)	_______________
RICARDO ALZALDE	MARIA DE JESUS TORRES	~~PEDRO VARELA GOMEZ~~
CARDOZA	ESTRELLA

EJIDO
TOWN	MAZATLAN

02.005.1.00131

BLVD. BENITO JUAREZ / RENE ORTIZ ST.

PO. BOX. 179 TELEPHONE 2-1025 AND 2-17-14 FAX: 2-22-61

MUNICIPALITY OF PLAYAS DE ROSARITO, B.C.

MINUTES NUMER 21/2010	Page Seven

MINUTES TAKEN IN ACCORDANCE WITH THE PROVISIONS OF ARTICLES 12, 16, 23 SECTION III, 24, 25, 26, 27, 30, 31, 32, 33, 35, 37, 38, 39, 40 AND OTHER RELATIVE ARTICLES OF THE AGRARIAN LAW IN FORCE, ON THE OCCASION OF THE MEETING FOR THE ELECTION OF THE LEGAL REPRESENTATION BODIES, PRINCIPALS AND ALTERNATES, HELD ON JULY 8, 2010, IN THE EJIDO MAZATLAN, MUNICIPALITY OF PLAYAS DE ROSARITO, STATE OF BAJA CALIFORNIA.

“LAND AND FREEDOM”

SIGNATURES OF THE INCOMING BOARD OF INSPECTORS OF THE EJIDO MAZATLAN

PRESIDENT	SECRETARY	TREASURER

(illegible signature)	(illegible signature)	(illegible signature)
ENRIQUE ESQUIVEL	ERNESTO CRUZ TRONCOSO	JORGE GONZALEZ
HAROS	SANCHEZ	HERRERA

ALTERNATES

(illegible signature)	(illegible signature)	(illegible signature)
JOSE MARIA RUIZ	LIDIA ESQUER	JESUS CONTRERAS
HERNANDEZ	VILLA	DUARTE

THE EJIDO INSPECTION BOARD

PRESIDENT	FIRST SECRETARY	SECOND SECRETARY

(illegible signature)	(illegible signature)	(illegible signature)
PASCUAL ARTURO CORDERO	ALFONSO RAMIREZ	FELIX MINJARES
VICTORIO	MACHADO	VAZQUEZ

ALTERNATES

(illegible signature)	(illegible signature)	(illegible signature)
MARIA DE LOS ANGELES	CELIA GALLARDO	AURELIO HERNANDEZ
LEON FLORES	REYES	LEDESMA

EXAMINER	EXAMINER

(illegible signature)	(illegible signature)
JOSE ALONSO HAROZ BETANCOURT	JUAN DIEGO TRUJILLO RAMIREZ

EJIDO
TOWN	MAZATLAN

02.005.1.00131

BLVD. BENITO JUAREZ / RENE ORTIZ ST.

PO. BOX. 179 TELEPHONE 2-1025 AND 2-17-14 FAX: 2-22-61

MUNICIPALITY OF PLAYAS DE ROSARITO, B.C.

EJIDO MAZATLAN

21/2010

SIGNATURES AND FINGERPRINTS OF THE ASSISTANTS TO THE MEETING

1.	(illegible signature)	(FINGERPRINT)	2.	(illegible signature)	(FINGERPRINT)
	ALCALA GARCIA JUAN			ALZALDE CARDOZA JESUS EUGENIO

3.	(illegible signature)	(FINGERPRINT)	4.	(illegible signature)	(FINGERPRINT)
	ALZALDE CARDOZA RICARDO			ARCE MAYORAL ISMAEL MARIANO

5.	(illegible signature)	(FINGERPRINT)	6.	(illegible signature)	(FINGERPRINT)
	ARCE MAYORAL PABLO FRANCISCO			CARRASCO BRISEÑO TIMOTEO

7.	(illegible signature)	(FINGERPRINT)	8.	(illegible signature)	(FINGERPRINT)
	CIPRES TINOCO DAVID			CONTRERAS DUARTE JESUS

9.	(illegible signature)	(FINGERPRINT)	10.	(illegible signature)	(FINGERPRINT)
	CONTRERAS DUARTE JORGE ALBERTO			CORDERO VICTORIO ATANASIO

11.	(illegible signature)	(FINGERPRINT)	12.	(illegible signature)	(FINGERPRINT)
	CORDERO VICTORIO DAVID			CORDERO VICTORIO FELICIANO

13.	(illegible signature)	(FINGERPRINT)	14.	(illegible signature)	(FINGERPRINT)
	CORDERO VICTORIO PASCUAL ARTURO			DUARTE RUIZ MARIA FRANCISCA

15.	(illegible signature)	(FINGERPRINT)	16.	(illegible signature)	(FINGERPRINT)
	ESQUER VILLA LIDIA			ESQUIVEL FIERRO JESUS ARMANDO

16.		(FINGERPRINT)	16.	(illegible signature)	(FINGERPRINT)
	ESQUIVEL FIERRO ROBERTO			ESQUIVEL FIERRO JESUS ARMANDO

EJIDO
TOWN	MAZATLAN

02.005.1.00131

BLVD. BENITO JUAREZ / RENE ORTIZ ST.

PO. BOX. 179 TELEPHONE 2-1025 AND 2-17-14 FAX: 2-22-61

MUNICIPALITY OF PLAYAS DE ROSARITO, B.C.

EJIDO MAZATLAN

21/2010

SIGNATURES AND FINGERPRINTS OF THE ASSISTANTS TO THE MEETING

19.	(illegible signature)	(FINGERPRINT)	20.	(illegible signature)	(FINGERPRINT)
	ESQUIVEL HERNANDEZ GONZALO DIEGO			ESQUIVEL MACHADO DORA MARIA

21.	(illegible signature)	(FINGERPRINT)	22.	(illegible signature)	(FINGERPRINT)
	ESQUIVEL MUÑOZ RENE			ESQUIVEL SENTENO JORGE ALFONSO

23.	(illegible signature)	(FINGERPRINT)	24.	(illegible signature)	(FINGERPRINT)
	ESTRADA GONZALEZ GERARDO			GALLARDO AGUILERA JULIA

25.	(illegible signature)	(FINGERPRINT)	26.	(illegible signature)	(FINGERPRINT)
	GALLARDO REYES CELIA			GARCIA JOSE JESUS EPIFANIO

27.	(illegible signature)	(FINGERPRINT)	28.	(illegible signature)	(FINGERPRINT)
	GOMEZ MARTINEZ GABRIEL ANGEL			GONZALEZ HERRERA JORGE

29.	(illegible signature)	(FINGERPRINT)	30.	(illegible signature)	(FINGERPRINT)
	GONZALEZ MACHADO FELIX			GONZALEZ NIEVES MARGARITA

31.	(illegible signature)	(FINGERPRINT)	32.	(illegible signature)	(FINGERPRINT)
	GONZALEZ ORTIZ JOSE MARIO			GONZALEZ PEDRIN ANA MARIA

33.	(illegible signature)	(FINGERPRINT)	34.	(illegible signature)	(FINGERPRINT)
	GONZALEZ PITONES MARCO ANTONIO			GONZALEZ PITONES RODOLFO

35.	(illegible signature)	(FINGERPRINT)	36.	(illegible signature)	(FINGERPRINT)
	GONZALEZ PIÑA GUADALUPE			GUTIERREZ GARCIA PETRA

EJIDO
TOWN	MAZATLAN

02.005.1.00131

BLVD. BENITO JUAREZ / RENE ORTIZ ST.

PO. BOX. 179 TELEPHONE 2-1025 AND 2-17-14 FAX: 2-22-61

MUNICIPALITY OF PLAYAS DE ROSARITO, B.C.

EJIDO MAZATLAN

21/2010

SIGNATURES AND FINGERPRINTS OF THE ASSISTANTS TO THE MEETING

37.	(illegible signature)	(FINGERPRINT)	38.	(illegible signature)	(FINGERPRINT)
	HAROZ BETANCOURT JOSE ALONSO			HAROZ GRACIA ALONSO

39.	(illegible signature)	(FINGERPRINT)	40.	(illegible signature)	(FINGERPRINT)
	HERNANDEZ HERNANDEZ OLIVIA			HERNANDEZ LEDESMA AURELIO

41.	(illegible signature)	(FINGERPRINT)	42.	(illegible signature)	(FINGERPRINT)
	LEON FLORES MARIA DE LOS ANGELES			LEON FLORES RAMON

43.	(illegible signature)	(FINGERPRINT)	44.	(illegible signature)	(FINGERPRINT)
	LEON ORANDAY MARIA CONCEPCION			LEYVA MARTINEZ DORA MARIA

45.	(illegible signature)	(FINGERPRINT)	46.	(illegible signature)	(FINGERPRINT)
	LOAIZA FLORES VICENTE			LOMELI ROSENDA

47.		(FINGERPRINT)	48.	(illegible signature)	(FINGERPRINT)
	MACHADO BALLESTEROS MARIA ELIZA			MALDONADO SANCHEZ MARIA ESTHER

49.	(illegible signature)	(FINGERPRINT)	50.	(illegible signature)	(FINGERPRINT)
	MAYORAL MAYORAL BESTINA			MEDINA GRACIA BERTHA

51.	(illegible signature)	(FINGERPRINT)	52.	(illegible signature)	(FINGERPRINT)
	MAYORAL MAYORAL BESTINA			MEDINA GRACIA BERTHA

53.	(illegible signature)	(FINGERPRINT)	54.	(illegible signature)	(FINGERPRINT)
	MINJARES VAZQUEZ FELIX			MORALES ESPINOZA BRAULIO

EJIDO
TOWN	MAZATLAN

02.005.1.00131

BLVD. BENITO JUAREZ / RENE ORTIZ ST.

PO. BOX. 179 TELEPHONE 2-1025 AND 2-17-14 FAX: 2-22-61

MUNICIPALITY OF PLAYAS DE ROSARITO, B.C.

EJIDO MAZATLAN

21/2010

SIGNATURES AND FINGERPRINTS OF THE ASSISTANTS TO THE MEETING

55.	(illegible signature)	(FINGERPRINT)	56.	(illegible signature)	(FINGERPRINT)
	MORALES REYES LUIS			MORELOS GONZALEZ MARIA GREGORIA

57.	(illegible signature)	(FINGERPRINT)	58.	(illegible signature)	(FINGERPRINT)
	NEVARES LOPEZ LUIS			ORTIZ BACA JUVENCIO

59.	(illegible signature)	(FINGERPRINT)	60.	(illegible signature)	(FINGERPRINT)
	ORTIZ BACA MARIA DE LA LUZ FABIOLA			ORTIZ LUNA MARIA CELIA

61.	(illegible signature)	(FINGERPRINT)	62.		(FINGERPRINT)
	PEREZ CHAVEZ CELIA			PEREZ GARCIA GUILLERMO

63.	(illegible signature)	(FINGERPRINT)	64.	(illegible signature)	(FINGERPRINT)
	PEREZ TORRES MARGARITA CORAL			PITONES SANCHEZ MARIA ESTHER

65.	(illegible signature)	(FINGERPRINT)	66.	(illegible signature)	(FINGERPRINT)
	PITONES SANCHEZ SOLEDAD			RAMIREZ GOBBI ANTONIO

67.	(illegible signature)	(FINGERPRINT)	68.	(illegible signature)	(FINGERPRINT)
	RAMIREZ MACHADO ALFONSO			RAMIREZ MACHADO NATIVIDAD

69.	(illegible signature)	(FINGERPRINT)	70.		(FINGERPRINT)
	REYNOSO RIOS JOSE			RIOS ARROYO JORGE LISANDRO

EJIDO
TOWN	MAZATLAN

02.005.1.00131

BLVD. BENITO JUAREZ / RENE ORTIZ ST.

PO. BOX. 179 TELEPHONE 2-1025 AND 2-17-14 FAX: 2-22-61

MUNICIPALITY OF PLAYAS DE ROSARITO, B.C.

EJIDO MAZATLAN

21/2010

SIGNATURES AND FINGERPRINTS OF THE ASSISTANTS TO THE MEETING

71.	(illegible signature)	(FINGERPRINT)	72.	(illegible signature)	(FINGERPRINT)
	RIOS MACIAS TOMAS			RIOS MARTINEZ PEDRO

73.	(illegible signature)	(FINGERPRINT)	74.	(illegible signature)	(FINGERPRINT)
	RUIZ CUEVAS GULMARO ANTONIO			RUIZ HERNANDEZ JOSE MARIA

75.	(illegible signature)	(FINGERPRINT)	76.	(illegible signature)	(FINGERPRINT)
	RUIZ MENDEZ ELENA			SALAZAR SANTACRUZ OSCAR FRANCISCO

77.	(illegible signature)	(FINGERPRINT)	78.	(illegible signature)	(FINGERPRINT)
	SANTACRUZ FELIX HELENA			SOLTERO GUTIERREZ MARIA GUADALUPE

79.	(illegible signature)	(FINGERPRINT)	80.	(illegible signature)	(FINGERPRINT)
	SOLTERO HURTADO MARIA ANTONIA			TORRES ESTRELA MARIA DE JESUS

81.	(illegible signature)	(FINGERPRINT)	82.	(illegible signature)	(FINGERPRINT)
	TRONCOSO SANCHEZ ERNESTO CRUZ			TRONCOSO GOMEZ LEONARDO LORENZO

83.	(illegible signature)	(FINGERPRINT)	84.	(illegible signature)	(FINGERPRINT)
	TRUJILLO RAMIREZ ESPERANZA			TRUJILLO RAMIREZ JUAN DIEGO

85.	(illegible signature)	(FINGERPRINT)	86.	(illegible signature)	(FINGERPRINT)
	VARELA GOMEZ ANGEL			VARELA GOMEZ FAUSTINO

87.	(illegible signature)	(FINGERPRINT)	88.	(illegible signature)	(FINGERPRINT)
	VICTORIO GARCIA MARGARITA			VILLALOBOS MUNDO CARMEN MARGARITA

5

BANK CERTIFICATION OR SEAL

SAT
TAX ADMINISTRATION SERVICES
MINISTRY OF FINANCE

5P1A004 | 451

GENERAL STATEMENT OF DUTY PAYMENT

GAEM621224Q47
FEDERAL TAXPAYERS REGISTRY

ALR

POPULATION REGISTRY UNIQUE CODE

BEFORE STARTING THE FILLING, PLEASE READ THE INSTRUCTIONS (amounts without cents, aligned to the right, without characters different from numbers).

PERIOD

MONTH	YEAR	MONTH	YEAR
07	2010	07	2010

FATHER'S LAST NAME, MOTHER'S LAST NAME, FIRST NAME OR CORPORATE NAME
GARCÍA ESTRADA MANUEL

MINISTRY INITIALS 499901: SRA — NAME: SECRETARÍA DE LA REFORMA AGRARIA

CONCEPT DESCRIPTION	CODE	AMOUNT TO PAY
Article 187 of the Federal Duty Law		47
Registration of minutes of election meeting.		
MAZATLÁN		
PLAYAS DE ROSARITO, B.C.		

COMMENTS

TOTAL AMOUNT OF DUTIES	499902	
UPDATED DUTIES	400147	
CHARGES	100009	
PENALTY CORRECTION	100013	47
AMOUNT TO PAY	900000	
ELECTRONIC FUND TRANSFER NUMBER	205001	

DATA OF THE LEGAL REPRESENTATIVE

FEDERAL TAXPAYERS REGISTRY

POPULATION REGISTRY UNIQUE CODE

FATHER'S LAST NAME

MOTHER'S LAST NAME

NAMES(S)

I STATE, UNDER THE OATH OF TELLING THE TRUTH, THAT THE DATA CONTAINED IN THIS STATEMENT ARE TRUE

(Signature)

TAXPAYER'S OR LEGAL REPRESENTATIVE'S SIGNATURE

INSTRUCTIONS

1. This statement shall be completed by machine. Notes shall only be made in the pink fields established for such purposes.
2. RFC code shall be written down when the applicant is registered in it. Taxpayers with Population Registry Unique Code (CURP), shall write it down 18 spaces after the corresponding field.
3. TERM. The corresponding term shall be written down using two Arabic numbers for the month and four for the year. Example: January to December of 2000: 01 2000 12 2000. In case of duty payments for which there is no obligation to make periodic payments, the month and year of payment shall be written down in both positions. Example: January of 2000: 01 2000 01 2000.
4. The initials of the Ministry to which the duties correspond, the concept and the corresponding code, according to the list that appears on the back, shall be written down. If the requires concept does not appear in the list, you must do to the office providing the service to obtain the corresponding code.
5. AMOUNT TO PAY. In the event the office rendering the service determines the basis for calculating the amount of duties, the corresponding document shall be attached.
6. For diverse services, the initials of the corresponding MINISTRY shall be written down.

TO BE SUBMITTED IN THREE COUNTERPARTS

NATIONAL AGRARIAN REGISTRY

REGULATIONS AND MEETINGS MINUTES NUMBER

REGISTRY CODE: 02RA00000013

THE RESOLUTION NUMBER 3714 22/07/2010, WHICH CONTAINS THE MINUTES OF THE MEETING OF THE EJIDO DATED JULY 8, 2010, WAS REGISTERED WITH THE PREVIOUS NUMBER, IN THE FOLIO OF REGULATIONS AND MINUTES OF THE MEETINGS, THE FILE COMPRISED BY 20 PAGES, HAVING PAID THE CORRESPONDING DUTIES, AS EVIDENCED WITH THE PAYMENT CARRIED OUT IN H.S.B.C. ON JULY 22, 2010, WHICH IN ATTACHED HEREIN, AND THE ORIGINAL VERSION IS RETURNED TO THE INTERESTED PARTY WITH THE CORRESPONDING NOTE.

(ILLEGIBLE SIGNATURE)

MEXICALI, BAJA CALIFORNIA, ON JULY 28, 2010.

(ILLEGIBLE SIGNATURE)

MS. JUDITH GUADALUPE IBARRA BARRÓN

INTEGRAL REGISTRAR

MR. LUIS A. DURAZO BAZUA, PRINCIPAL OF THE NOTARY PUBLIC NUMBER ONE, OF THIS MUNICIPALITY, ———————————————————————————————————————————————————————— CERTIFIES ————————————————————That this photocopy consisting of 22 pages, is a faithful reproduction of the copy certified by Ms. Judith Guadalupe Ibarra Barrón, in her capacity as Integral Registrar of the National Agrarian Registry, Baja California Delegation, with which I compared it, pursuant to the annotation number 1084 of the Book 8 of Certifications outside the Protocol of this Notary. Playas de Rosarito, Baja California, on the sixth day of March, two thousand and twelve. I attest. —————————————

(ILLEGIBLE SIGNATURE)

MR. LUIS A. DURAZO BAZUA

NOTARY PUBLIC NUMBER ONE

Exhibit R	Exhibit 10.32.4

(Front side of the voting card of Mrs. Lourdes Valdivia Lomelí, issued by the Mexican Federal Electoral Institute)

(Back side of the voting card of Mrs. Lourdes Valdivia Lomelí, issued by the Mexican Federal Electoral Institute)

(Front side of the voting card of Mrs. Adriana Valdivia Lomelí, issued by the Mexican Federal Electoral Institute)

(Back side of the voting card of Mrs. Adriana Valdivia Lomelí, issued by the Mexican Federal Electoral Institute)

(Front side of the driver’s license of Mr. Miguel Angel García Gómez, issued by the State of Nayarit)	(Front side of the voting card of Mr. Miguel Angel García Gómez, issued by the State Registry of Voters of the State of Baja California)	(Front side of the driver’s license of Mr. Miguel Angel García Gómez, issued by the State of Baja California)

(Back side of the driver’s license of Mr. Miguel Angel García Gómez, issued by the State of Nayarit)	(Back side of the voting card of Mr. Miguel Angel García Gómez, issued by the State Registry of Voters of the State of Baja California)	(Back side of the driver’s license of Mr. Miguel Angel García Gómez, issued by the State of Baja California)

(Front side of the voting card of Mr. Jorge Alejandro León Orantes Baena, issued by the Mexican Federal Electoral Institute)

(Back side of the voting card of Mr. Jorge Alejandro León Orantes Baena, issued by the Mexican Federal Electoral Institute)

(Front side of the migratory authorization card of Mr. David Warren Sasnett, issued by the Mexican National Migration Institute)

(Back side of the migratory authorization card of Mr. David Warren Sasnett, issued by the Mexican National Migration Institute)

(Front side of the voting card of Mr. Enrique Esquivel Haros, issued by the Mexican Federal Electoral Institute)

(Back side of the voting card of Mr. Enrique Esquivel Haros, issued by the Mexican Federal Electoral Institute)

(Front side of the voting card of Mr. Ernesto Cruz Troncoso Sánchez, issued by the Mexican Federal Electoral Institute)

(Back side of the voting card of Mr. Ernesto Cruz Troncoso Sánchez, issued by the Mexican Federal Electoral Institute)

(Front side of the voting card of Mr. Jorge González Herrera, issued by the Mexican Federal Electoral Institute)

(Back side of the voting card of Mr. Jorge González Herrera, issued by the Mexican Federal Electoral Institute)

Exhibit S	Exhibit 10.32.4

: CalculaNOT.com :	Page 1 of 1

CalculaNOT.com	Tuesday, May 14, 2013

Mr. Ramón Andrés Graciano Dueñas Taxpayers Registry Number: GADR541130ULA Notary Public number 18 Tijuana, Baja California

Income Tax for the Transfer of Land Only

_________________________________________________________________________

Information related to the determination of the Calculation of the Income Tax:

Deed No.:
Transferor(s) Taxpayers Registry Number:	Transferor(s) Unique Population Registry Code:	VALL730609MBCLMR07 VALA770727MBCLMD02 GAGM700211HBCRMG06
Transferor(s):	VALDIVIA LOMELI LOURDES VALDIVIA LOMELI ADRIANA GARCIA GOMEZ MIGUEL ANGEL
Acquirer:	N.S.C. AGUA, SOCIEDAD ANONIMA DE CAPITAL VARIABLE
Location of the Property:	FRACTION 33-1 RESULTING FROM THE SUBDIVISION OF PARCEL NUMBER 22-Z-1 P-2/5, OF EJIDO MAZATLÁN, PLAYAS DE ROSARITO, B.C.

-Initial Data-		Consult Charts and Values

Appraisal Value:	$143’640,000.00
Transaction Date:	May 13, 2013
Transaction Value:	$143’640,000.00
Factors:
Acquisition Value:	$132’673,488.08	- National Consumers Price Index: 1.0834 (Sale: 109.074 / Purchase 100.68)
Acquisition Date:	August 2, 2011	- Adjustment Chart: 1.04
Updated Cost:	$143’738,456.99	- Corresponding Updating Factor: 1.0834
Number of Transferors:	3
Number of lapsed years:	1
Chart of the Article 154:
Total Updated Deductions: (Current Land Cost + Current Construction Cost + Improvements):	$143’738,456.99
Taxable Income or Profit (Transaction Value - Updated Deductions):	$0.00 ($-98,456.99)	- Inf. L.:$0.01	- Sup. L.:$5,952.84
Cumulative Income (Profits divided by lapsed years):	$0.00 / 3 sellers = $0.00	- Percentage to apply:1.92%	- Fee: $0.00
Non-Cumulative Income (Taxable Income - Accumulative):	$0.00
Income Tax to be paid: = ((((Cumulative Income - Inf. L.) * Percentage to apply (%)) + Fixed Fee) * Lapsed Years) * Number of Transferors

Show Mathematic Breakdown / Hide breakdown
(1) Income Tax to be Paid:	$0.00
(2) Income Tax to be Paid:	$0.00
(3) Income Tax to be Paid:	$0.00

Total Tax:	$0.00
Total Income Tax for the Acquisition to be Paid:	$0.00

::IN ACCORDANCE WITH ARTICLE 154-BIS::					TAXPAYER SIGNATURE
Transferors	Income	Art. 154- BIS	States	Federation
1	0.00	0.00	0.00	0.00
2	0.00	0.00	0.00	0.00
3	0.00	0.00	0.00	0.00
		0.00	0.00	0.00

E-mail: licgraciano@yahoo.com.mx     Tel: (01664) 6849358 and 9186      Cel: 0

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Exhibit T	Exhibit 10.32.4

NOTARY PUBLIC NUM. 18

MR. RAMÓN ANDRÉS GRACIANO DUEÑAS

Tijuana, Baja California, May 14, 2013

PUBLIC REGISTRAR OF THE PROPERTY AND COMMERCE

PLAYAS DE ROSARITO, B.C.

I hereby inform to you that, in terms of Article 2885 of the Civil Code, I submit PREEMPTIVE NOTICE, of the following deed:

DEED NUMBER:	5,520
VOLUME:	184
DATE OF THE DEED:	MAY 13, 2013
SIGNATURE DATE:	MAY 13, 2013

CONTAINS:

PURCHASE AND SALE AGREEMENT WITH MORTGAGE SECURITY.

SELLERS:

Messrss. ADRIANA VALDIVIA LOMELÍ and LOURDES VALDIVIA LOMELÍ, the latter with the consent of her husband, Mr. Miguel Ángel García Gómez

PURCHASER:

N.S.C. AGUA, SOCIEDAD ANÓNIMA DE CAPITAL VARIABLE.

Likewise, the following persons shall appear:

Messrs. Enrique Esquivel Haros, Ernesto Cruz Troncoso Sánchez and Jorge Gónzalez Herrera, as President, Secretary and Treasurer, respectively, of the Inspection Board of the Ejido in office, on behalf of Ejido Mazatlán of the Municipality of Playas de Rosarito, Baja California, in order to consent this transaction.

MORTGAGE SECURITY:

N.S.C. AGUA, SOCIEDAD ANONIMA DE CAPITAL VARIABLE, constitutes a mortgage in first place and order in favor of Messrs. ADRIANA VALDIVIA LOMELÍ and LOURDES VALDIVIA LOMELÍ and EJIDO MAZATLAN of the Municipality of Playas de Rosarito, Baja California.

REAL ESTATE SUBJECT MATTER OF THE PURCHASE AND SALE, AND ON WHICH THE MORTGAGE SECURITY IS CONSTITUTED

The lot fraction 33-1 (thirty three dash one) resulting from the subdivision of parcel number 33 Z-1 P-2/5 (thirty three Z dash one P two slash five), without number, of Ejido Mazatlán, Municipality of Playas de Rosarito, Baja California.

REGISTRY ANTECEDENT:

Entry:

•	6’032,845, Civil Section, dated March 12, 2013.

SINCERELY

(illegible signature)

MR. RAMÓN ANDRÉS GRACIANO DUEÑAS

NOTARY PUBLIC NUM. 18

Avenida Guanajuato number 2437

Colonia Cacho, Tijuana. B.C. C.P. 22150

Tel.: 664-684-93-58 Fax.: 664-684-91-86

Exhibit U	Exhibit 10.32.4

GOVERNMENT OF THE STATE OF BAJA CALIFORNIA
PAYMENT OF INCOME TAX
TO FEDERATIVE ENTITIES
TRANSFER OF REAL ESTATE

BEFORE FILLING, READ THE INSTRUCTIONS (Amounts without cents, aligned to the right, without characters other than numbers)

GADR54113OULA
FEDERAL TAXPAYER REGISTRY (1)

GADR541130HBCRXM02
UNIQUE POPULATION REGISTRY KEY (1)

DEED NUMBER 5520 DATE OF EXECUTION OF THE DEED OR MINUTES | DAY 13 MONTH 05 YEAR 2013

LAST NAME, SECOND LAST NAME AND NAME(S) OF THE TRANSFEROR, JUDGE OR NOTARY PUBLIC (1)
GRACIANO DUEÑAS RAMON ANDRES

Include the letter of the corresponding statement: N- NORMAL C- COMPLEMENTARY R- FISCAL CORRECTION P- PARTIAL PAYMENT	COMPLEMENTARY NUMBER	FEDERAL ENTITY CODE (1)	IN THE EVENT OF COMPLEMENTARY OR FISCAL CORRECTION, INDICATE THE DATE OF FILING OF THE IMMEDIATELY PREVIOUS STATEMENT
N		02	DAY: MONTH: YEAR:

1. TAX PAYMENT

A. INCOME TAX INCLUDE THE DATA OF SECTION K)	100021	0	D. FINE FOR FISCAL CORRECTION	100013	
B. UPDATED PORTION OF THE TAX (include the difference between your tax and its update, pursuant to the provisions of the FFC)	100025		E. AMOUNT TO PAY (A+B+C+D)	900000	0
C. SURCHARGES	100009				

2. ADDITIONAL DATA

a. DATE OF ACQUISITION OF THE LAND	DAY / MONTH / YEAR	C. DATE OF CONSTRUCTION	DAY / MONTH / YEAR
b. DATE OF TRANSACTION	DAY / MONTH / YEAR		

3. DETERMINATION OF THE INCOME TAX FOR TRANSFER OF REAL ESTATES CHAPTER IV OF TITLE IV (ART: 154-BIS)

a. AMOUNT OF THE CONSIDERATION, APPRAISAL OR INDEMNIFICATION VALUE (Art 146 LISR)		47880000	g. PROVISIONAL PAYMENT PURSUANT TO ARTICLE 154 OF THE LISR (f X d without exceeding 20 years)	112533	
b. TOTAL UPDATED DEDUCTIONS		47912819	h. AMOUNT PURSUANT TO ARTICLE 154 BIS OF THE LISR (c by the rate of 5%)	112546	0
c. TAXABLE GAIN OR LOSS (a-b) In the event of loss, leave d, e, I and g) in blank	12529	-32819	i. TAX TO BE PAID TO THE FEDERATIVE ENTITY (the lower of o or h)	112547	0
d. NUMBER OF YEARS LAPSED BETWEEN THE ACQUISITION AND TRANSFER DATE			j. AMOUNT PAID (in the rectified statement) PREVIOUSLY	201015	
e. CUMULATIVE GAINS (c divided by d without exceeding 20 years)			k. CHARGED AMOUNT (i – j when I is greater) Pass this amount to item A	201016	0
f. RATE OF ARTICLE 154 OF THE LISR			l. PAYMENT IN EXCESS (j – I when I is higher)	201017	

4. DATA OF THE TRANSFER

FEDERAL TAXPAYERS REGISTRY:
UNIQUE POPULATION REGISTRY KEY: VALA770727MBCLMD02

5. DATA OF THE LEGAL REPRESENTATIVE

☐ JUDICIAL ADJUDICATION ☐ EJIDO LAND
☐ ADJUDICATION BY ADMINISTRATIVE AUTHORITY ☐ OTHER
☐ RESIDENTIAL HOME

UNIQUE POPULATION REGISTRY KEY: GADR541130HBCRXM02
NOTARY NUMBER / MUNICIPALITY AND STATE: NOTARY 18. TIJUANA. B.C.

NUMBER: GADR541130HBCRXM02

DOMICILE: GUANAJUATO AV. NUMBER 2437 COL. CACHO. TIJUANA. B.C.

FEDERAL TAXPAYERS REGISTRY: GADR541130ULA

I STATE UNDER OATH OF TELLING THE TRUTH THAT THE DATA CONTAINED IN THIS STATEMENT IS TRUE

(Illegible signature)

(1)	The integer amounts shall entered in the fields to the left and the decimals in the fields to the right.

INSTRUCTIONS

1. Annotations shall be made only within the fields set forth for such purpose. In the event of using handwriting, such should be in block letters, using capitals, with black or blue ink.

2. In the event that the real estates are located in two or more Federative Entities, the payment shall be filed in the Entity in which the transferring real estate is located.

3. Taxpayers that have a Unique Population Registry Key (CURP), shall include such in 18 positions in the corresponding space.

4. In the event of loss, the minus sign shall be entered.

EXAMPLE: -10000

5. For any clarification on the payment through this statement, you may obtain information in the tax office of the Federative Entity.

6. The data referring to the date shall be included using two numbers for the day (if applicable), two for the month and four for the year.

EXAMPLE: March 02, 2012.

Day:	02	Month:	03	Year:	2012

7. COMPLEMENTARY STATEMENTS:

In the event of spontaneously filing a statement to correct errors or omissions in a previous statement, “C” shall be included in the box 205002 and the filing date of the immediately preceding statement shall be included.

R= FISCAL CORRECTION, when the authority, in exercise of its verification authority, determines errors or omissions and the taxpayer chooses to correct its fiscal situation, “R” shall be included in the box 205002 and the amount of the corresponding fine shall be included in the field D.

FINE FOR FISCAL CORRECTION. In both cases, the complete information of the fiscal form shall be provided, both the corrected information and the information that is not being modified and the field AMOUNT PREVIOUSLY PAID (in the rectified statement) shall be used to include the amount(s) previously paid.

8. In the event of co-owners file exhibit with the following requirements: Name, Domicile, R.F.C., C.U.R.P., or Birth Date in the event of not having R.F.C. or C.U.R.P.

FEDERATIVE ENTITY CODE

02 Baja California

(1) With respect to payments carried out through notary public, his/her data shall be included.

GOVERNMENT OF THE STATE OF BAJA CALIFORNIA
PAYMENT OF INCOME TAX
TO FEDERATIVE ENTITIES
TRANSFER OF REAL ESTATE

BEFORE FILLING, READ THE INSTRUCTIONS (Amounts without cents, aligned to the right, without characters other than numbers)

GADR54113OULA
FEDERAL TAXPAYER REGISTRY (1)

GADR541130HBCRXM02
UNIQUE POPULATION REGISTRY KEY (1)

DEED NUMBER: 5520 | DATE OF EXECUTION OF THE DEED OR MINUTES | DAY: 13 | MONTH: 05 | YEAR: 2013

LAST NAME, SECOND LAST NAME AND NAME(S) OF THE TRANSFEROR, JUDGE OR NOTARY PUBLIC (1)
GRACIANO DUEÑAS RAMON ANDRES

Include the letter of the corresponding statement: N- NORMAL, C- COMPLEMENTARY, R- FISCAL CORRECTION, P- PARTIAL PAYMENT	COMPLEMENTARY NUMBER	FEDERAL ENTITY CODE (1)	IN THE EVENT OF COMPLEMENTARY OR FISCAL CORRECTION, INDICATE THE DATE OF FILING OF THE IMMEDIATELY PREVIOUS STATEMENT (DAY / MONTH / YEAR)
N		02	

1. TAX PAYMENT

	Code	Amount		Code	Amount
A. INCOME TAX (INCLUDE THE DATA OF SECTION K)	100021	0	D. FINE FOR FISCAL CORRECTION	100013	
B. UPDATED PORTION OF THE TAX (include the difference between your tax and its update, pursuant to the provisions of the FFC)	100025		E. AMOUNT TO PAY (A+B+C+D)	900000	0
C. SURCHARGES	100009				

2. ADDITIONAL DATA

	DAY	MONTH	YEAR
a. DATE OF ACQUISITION OF THE LAND			
b. DATE OF TRANSACTION			
C. DATE OF CONSTRUCTION			

3. DETERMINATION OF THE INCOME TAX FOR TRANSFER OF REAL ESTATES CHAPTER IV OF TITLE IV (ART. 154-BIS)

	Code	Amount		Code	Amount
a. AMOUNT OF THE CONSIDERATION, APPRAISAL OR INDEMNIFICATION VALUE (Art 146 LISR)		47880000	g. PROVISIONAL PAYMENT PURSUANT TO ARTICLE 154 OF THE LISR (f X d without exceeding 20 years)	112533	
b. TOTAL UPDATED DEDUCTIONS		47912819	h. AMOUNT PURSUANT TO ARTICLE 154 BIS OF THE LISR (c by the rate of 5%)	112546	0
c. TAXABLE GAIN OR LOSS (a-b) In the event of loss, leave d, e, I and g) in blank	12529	-32819	i. TAX TO BE PAID TO THE FEDERATIVE ENTITY (the lower of o or h)	112547	0
d. NUMBER OF YEARS LAPSED BETWEEN THE ACQUISITION AND TRANSFER DATE			j. AMOUNT PAID (in the rectified statement) PREVIOUSLY	201015	
e. CUMULATIVE GAINS (c divided by d without exceeding 20 years)			k. CHARGED AMOUNT (i – j when I is greater) Pass this amount to item A	201016	0
f. RATE OF ARTICLE 154 OF THE LISR			l. PAYMENT IN EXCESS (j – I when I is higher)	201017	

4. DATA OF THE TRANSFER

FEDERAL TAXPAYERS REGISTRY:

UNIQUE POPULATION REGISTRY KEY: VALL730609MBCLMR07

5. DATA OF THE LEGAL REPRESENTATIVE

- [ ] JUDICIAL ADJUDICATION
- [ ] EJIDO LAND
- [ ] ADJUDICATION BY ADMINISTRATIVE AUTHORITY
- [ ] OTHER
- [ ] RESIDENTIAL HOME

UNIQUE POPULATION REGISTRY KEY: GADR541130HBCRXM02

NOTARY NUMBER / MUNICIPALITY AND STATE: NOTARY 18. TIJUANA. B.C.

NUMBER: GADR541130HBCRXM02

DOMICILE: GUANAJUATO AV. NUMBER 2437 COL. CACHO. TIJUANA. B.C.

FEDERAL TAXPAYERS REGISTRY: GADR541130ULA

I STATE UNDER OATH OF TELLING THE TRUTH THAT THE DATA CONTAINED IN THIS STATEMENT IS TRUE

(Illegible signature)

(2)	The integer amounts shall entered in the fields to the left and the decimals in the fields to the right.

INSTRUCTIONS

1. Annotations shall be made only within the fields set forth for such purpose. In the event of using handwriting, such should be in block letters, using capitals, with black or blue ink.

2. In the event that the real estates are located in two or more Federative Entities, the payment shall be filed in the Entity in which the transferring real estate is located.

3. Taxpayers that have a Unique Population Registry Key (CURP), shall include such in 18 positions in the corresponding space.

4. In the event of loss, the minus sign shall be entered.

EXAMPLE: -10000

5. For any clarification on the payment through this statement, you may obtain information in the tax office of the Federative Entity.

6. The data referring to the date shall be included using two numbers for the day (if applicable), two for the month and four for the year.

EXAMPLE: March 02, 2012.

Day:	02	Month:	03	Year:	2012

7. COMPLEMENTARY STATEMENTS:

In the event of spontaneously filing a statement to correct errors or omissions in a previous statement, “C” shall be included in the box 205002 and the filing date of the immediately preceding statement shall be included.

R= FISCAL CORRECTION, when the authority, in exercise of its verification authority, determines errors or omissions and the taxpayer chooses to correct its fiscal situation, “R” shall be included in the box 205002 and the amount of the corresponding fine shall be included in the field D.

FINE FOR FISCAL CORRECTION. In both cases, the complete information of the fiscal form shall be provided, both the corrected information and the information that is not being modified and the field AMOUNT PREVIOUSLY PAID (in the rectified statement) shall be used to include the amount(s) previously paid.

8. In the event of co-owners file exhibit with the following requirements: Name, Domicile, R.F.C., C.U.R.P., or Birth Date in the event of not having R.F.C. or C.U.R.P.

FEDERATIVE ENTITY CODE

02 Baja California

(1) With respect to payments carried out through notary public, his/her data shall be included.

GOVERNMENT OF THE STATE OF BAJA CALIFORNIA
PAYMENT OF INCOME TAX
TO FEDERATIVE ENTITIES
TRANSFER OF REAL ESTATE

BEFORE FILLING, READ THE INSTRUCTIONS (Amounts without cents, aligned to the right, without characters other than numbers)

GADR54113OULA
FEDERAL TAXPAYER REGISTRY (1)

GADR541130HBCRXM02
UNIQUE POPULATION REGISTRY KEY (1)

DEED NUMBER 5520 DATE OF EXECUTION OF THE DEED OR MINUTES | DAY 13 MONTH 05 YEAR 2013

LAST NAME, SECOND LAST NAME AND NAME(S) OF THE TRANSFEROR, JUDGE OR NOTARY PUBLIC (1)
GRACIANO DUEÑAS RAMON ANDRES

Include the letter of the corresponding statement: N- NORMAL C- COMPLEMENTARY R- FISCAL CORRECTION P- PARTIAL PAYMENT: N	COMPLEMENTARY NUMBER:	FEDERAL ENTITY CODE (1): 02	IN THE EVENT OF COMPLEMENTARY OR FISCAL CORRECTION, INDICATE THE DATE OF FILING OF THE IMMEDIATELY PREVIOUS STATEMENT: DAY MONTH YEAR

1. TAX PAYMENT

A. INCOME TAX INCLUDE THE DATA OF SECTION K)	100021	0	D. FINE FOR FISCAL CORRECTION	100013	
B. UPDATED PORTION OF THE TAX (include the difference between your tax and its update, pursuant to the provisions of the FFC)	100025		E. AMOUNT TO PAY (A+B+C+D)	900000	0
C. SURCHARGES	100009				

2. ADDITIONAL DATA

a. DATE OF ACQUISITION OF THE LAND	DAY MONTH YEAR	C. DATE OF CONSTRUCTION	DAY MONTH YEAR
b. DATE OF TRANSACTION	DAY MONTH YEAR		

3. DETERMINATION OF THE INCOME TAX FOR TRANSFER OF REAL ESTATES CHAPTER IV OF TITLE IV (ART: 154-BIS)

a. AMOUNT OF THE CONSIDERATION, APPRAISAL OR INDEMNIFICATION VALUE (Art 146 LISR)		47880000	g. PROVISIONAL PAYMENT PURSUANT TO ARTICLE 154 OF THE LISR (f X d without exceeding 20 years)	112533	
b. TOTAL UPDATED DEDUCTIONS		47912819	h. AMOUNT PURSUANT TO ARTICLE 154 BIS OF THE LISR (c by the rate of 5%)	112546	0
c. TAXABLE GAIN OR LOSS (a-b) In the event of loss, leave d, e, f and g) in blank	12529	-32819	i. TAX TO BE PAID TO THE FEDERATIVE ENTITY (the lower of o or h)	112547	0
d. NUMBER OF YEARS LAPSED BETWEEN THE ACQUISITION AND TRANSFER DATE			j. AMOUNT PAID (in the rectified statement) PREVIOUSLY	201015	
e. CUMULATIVE GAINS (c divided by d without exceeding 20 years)			k. CHARGED AMOUNT (i – j when I is greater) Pass this amount to item A	201016	0
f. RATE OF ARTICLE 154 OF THE LISR			l. PAYMENT IN EXCESS (j – I when I is higher)	201017	

4. DATA OF THE TRANSFER

FEDERAL TAXPAYERS REGISTRY: | UNIQUE POPULATION REGISTRY KEY: GAGM700211HBCRMG06

FIRST LAST NAME, SECOND LAST NAME AND NAME(S): GARCÍA GÓMEZ MIGUEL ANGEL

5. DATA OF THE LEGAL REPRESENTATIVE

☐ JUDICIAL ADJUDICATION ☐ EJIDO LAND UNIQUE POPULATION REGISTRY KEY: GADR541130HBCRXM02

☐ ADJUDICATION BY ADMINISTRATIVE AUTHORITY ☐ OTHER NOTARY NUMBER / MUNICIPALITY AND STATE: NOTARY 18. TIJUANA. B.C.

☐ RESIDENTIAL HOME

NUMBER: GADR541130HBCRXM02

DOMICILE: GUANAJUATO AV. NUMBER 2437 COL. CACHO. TIJUANA. B.C.

FEDERAL TAXPAYERS REGISTRY: GADR541130ULA

I STATE UNDER OATH OF TELLING THE TRUTH THAT THE DATA CONTAINED IN THIS STATEMENT IS TRUE

(Illegible signature)

(3)	The integer amounts shall entered in the fields to the left and the decimals in the fields to the right.

INSTRUCTIONS

1. Annotations shall be made only within the fields set forth for such purpose. In the event of using handwriting, such should be in block letters, using capitals, with black or blue ink.

2. In the event that the real estates are located in two or more Federative Entities, the payment shall be filed in the Entity in which the transferring real estate is located.

3. Taxpayers that have a Unique Population Registry Key (CURP), shall include such in 18 positions in the corresponding space.

4. In the event of loss, the minus sign shall be entered.

EXAMPLE: -10000

5. For any clarification on the payment through this statement, you may obtain information in the tax office of the Federative Entity.

6. The data referring to the date shall be included using two numbers for the day (if applicable), two for the month and four for the year.

EXAMPLE: March 02, 2012.

Day:	02	Month:	03	Year:	2012

7. COMPLEMENTARY STATEMENTS:

In the event of spontaneously filing a statement to correct errors or omissions in a previous statement, “C” shall be included in the box 205002 and the filing date of the immediately preceding statement shall be included.

R= FISCAL CORRECTION, when the authority, in exercise of its verification authority, determines errors or omissions and the taxpayer chooses to correct its fiscal situation, “R” shall be included in the box 205002 and the amount of the corresponding fine shall be included in the field D.

FINE FOR FISCAL CORRECTION. In both cases, the complete information of the fiscal form shall be provided, both the corrected information and the information that is not being modified and the field AMOUNT PREVIOUSLY PAID (in the rectified statement) shall be used to include the amount(s) previously paid.

8. In the event of co-owners file exhibit with the following requirements: Name, Domicile, R.F.C., C.U.R.P., or Birth Date in the event of not having R.F.C. or C.U.R.P.

FEDERATIVE ENTITY CODE

02 Baja California

(1) With respect to payments carried out through notary public, his/her data shall be included.

Exhibit V	Exhibit 10.32.4

CERTIFICATE OF TRANSACTIONS EVIDENCED IN PUBLIC DEED

FOR TRANSFER OF ASSETS

Identification of the Transaction (Transfer) (1)
Indicate if the matter relates to the transfer of a house.	No
Number of deed or minute.	5520
Date of execution of the deed or minute.	13/05/2013
Federal Entity Code in which the real state is transferred.	02- BAJA CALIFORNIA
Date of payment of Income Tax before the Federation.	15/05/2013
Number of transaction of the payment of Income Tax before the Federation, assigned by the bank or by the Tax Administration Service.	0
Operating data of the transferor (1)
Federal taxpayer registry.
Unique population registry key.	VALA770727MBCLMD02
First last name, second last name and name(s) or corporate name.	VALDIVIA LOMELI ADRIANA
Domicile (street, front number, inside number, colony, postal code, federal entity, and locality).	BENITO JUAREZ BOULEVARD #104-21 ZONA CENTRO PLATAS DE ROSARITO BAJA CALIFORNIA CP.22700
Corresponding proportion (in the event of transfer of assets in co-ownership and marital joint assets).	33.3333
Amount of the consideration or appraisal value (in co-ownership and marital joint assets, include the amount corresponding to each co-owner or spouse).	47880000
Total exempt income (in co-ownership and marital joint assets, include the amount corresponding to each co-owner or spouse).	0
Total authorized deductions (in co-ownership and marital joint assets, include the amount corresponding to each co-owner or spouse).	47912819
Gain or loss (in co-ownership and marital joint assets, include the amount corresponding to each co-owner or spouse).	-32819
Cumulative gains (income tax basis) (in co-ownership and marital joint assets, include the amount corresponding to each co-owner or spouse).
Non-cumulative gains (in co-ownership and marital joint assets, include the amount corresponding to each co-owner or spouse).
Total Income Tax paid for transfer of assets (in co-ownership and marital joint assets, include the amount corresponding to each co-owner or spouse).	0
Income Tax corresponding to the federative entity (in co-ownership and marital joint assets, include the amount corresponding to each co-owner or spouse).	0
Amount of the taxable activity for purposes of Value Added Tax.
Value Added Tax collected and paid by the account of the third party.
Identification data of the acquiror in the transfer transaction (1).
Federal taxpayer registry.	NAG100512UA7
Unique population registry key.
First last name, second last name and name(s) or corporate name.	N.S.C. AGUA SOCIEDAD ANONIMA DE CAPITAL VARIABLE

Domicile (street, front number, interior number, neighborhood, postal code, federative entity, location).		BOULEVARD SANCHEZ TABOADA #10488-801 ZONA RIO BAJA CALIFORNIA CP.22320
DATA OF THE NOTARY PUBLIC
Federal taxpayer registry.		GADR54113ULA
Unique population registry key.		GAD541130HBCRXM02
First last name, second last name and name		GRACIANO DUEÑAS RAMON ANDRES
Indicate the periodicity of the filed declaration		Per operation
Initial month		05
Final month		05
Kind of declaration N= Regular, C= Complementary		Regular
Indicate the kind of operation that is being declared		Transfer of Assets
Year		2013
(illegible signature) SIGNATURE OF THE NOTARY PUBLIC	SEAL OF THE NOTARY PUBLIC (IF APPLICABLE) Seal that reads: Mr. RAMON ANDRES GRACIANO DUEÑAS, NOTARY PUBLIC NUMBER 18, TIJUANA, B.C.)	SIGNATURE OF RECEIPT BY THE TAXPAYER

CERTIFICATE OF TRANSACTIONS EVIDENCED IN PUBLIC DEED

FOR TRANSFER OF ASSETS

Identification of the Transaction (Transfer) (1)
Indicate if the matter relates to the transfer of a house.	No
Number of deed or minute.	5520
Date of execution of the deed or minute.	13/05/2013
Federal Entity Code in which the real state is transferred.	02- BAJA CALIFORNIA
Date of payment of Income Tax before the Federation.	15/05/2013
Number of transaction of the payment of Income Tax before the Federation, assigned by the bank or by the Tax Administration Service.	0
Operating data of the transferor (1)
Federal taxpayer registry.
Unique population registry key.	VALL730609MBCMR07
First last name, second last name and name(s) or corporate name.	VALDIVIA LOMELI LOURDES
Domicile (street, front number, inside number, colony, postal code, federal entity, and locality).	BENITO JUAREZ BOULEVARD #104-21 ZONA CENTRO PLATAS DE ROSARITO BAJA CALIFORNIA CP.22700
Corresponding proportion (in the event of transfer of assets in co-ownership and marital joint assets).	33.3333
Amount of the consideration or appraisal value (in co-ownership and marital joint assets, include the amount corresponding to each co-owner or spouse).	47880000
Total exempt income (in co-ownership and marital joint assets, include the amount corresponding to each co-owner or spouse).	0
Total authorized deductions (in co-ownership and marital joint assets, include the amount corresponding to each co-owner or spouse).	47912819
Gain or loss (in co-ownership and marital joint assets, include the amount corresponding to each co-owner or spouse).	-32819
Cumulative gains (income tax basis) (in co-ownership and marital joint assets, include the amount corresponding to each co-owner or spouse).
Non-cumulative gains (in co-ownership and marital joint assets, include the amount corresponding to each co-owner or spouse).
Total Income Tax paid for transfer of assets (in co-ownership and marital joint assets, include the amount corresponding to each co-owner or spouse).	0
Income Tax corresponding to the federative entity (in co-ownership and marital joint assets, include the amount corresponding to each co-owner or spouse).	0
Amount of the taxable activity for purposes of Value Added Tax.
Value Added Tax collected and paid by the account of the third party.
Identification data of the acquiror in the transfer transaction (1).
Federal taxpayer registry.	NAG100512UA7
Unique population registry key.
First last name, second last name and name(s) or corporate name.	N.S.C. AGUA SOCIEDAD ANONIMA DE CAPITAL VARIABLE

Domicile (street, front number, interior number, neighborhood, postal code, federative entity, location).		BOULEVARD SANCHEZ TABOADA #10488-801 ZONA RIO BAJA CALIFORNIA CP.22320
DATA OF THE NOTARY PUBLIC
Federal taxpayer registry.		GADR54113ULA
Unique population registry key.		GAD541130HBCRXM02
First last name, second last name and name		GRACIANO DUEÑAS RAMON ANDRES
Indicate the periodicity of the filed declaration		Per operation
Initial month		05
Final month		05
Kind of declaration N= Regular, C= Complementary		Regular
Indicate the kind of operation that is being declared		Transfer of Assets
Year		2013
(illegible signature) SIGNATURE OF THE NOTARY PUBLIC	SEAL OF THE NOTARY PUBLIC (IF APPLICABLE) Seal that reads: Mr. RAMON ANDRES GRACIANO DUEÑAS, NOTARY PUBLIC NUMBER 18, TIJUANA, B.C.)	SIGNATURE OF RECEIPT BY THE TAXPAYER

CERTIFICATE OF TRANSACTIONS EVIDENCED IN PUBLIC DEED

FOR TRANSFER OF ASSETS

Identification of the Transaction (Transfer) (1)
Indicate if the matter relates to the transfer of a house.	No
Number of deed or minute.	5520
Date of execution of the deed or minute.	13/05/2013
Federal Entity Code in which the real state is transferred.	02- BAJA CALIFORNIA
Date of payment of Income Tax before the Federation.	15/05/2013
Number of transaction of the payment of Income Tax before the Federation, assigned by the bank or by the Tax Administration Service.	0
Operating data of the transferor (1)
Federal taxpayer registry.
Unique population registry key.	GAGM700211HBCRMG06
First last name, second last name and name(s) or corporate name.	GARCIA GOMEZ MIGUEL ANGEL
Domicile (street, front number, inside number, colony, postal code, federal entity, and locality).	BENITO JUAREZ BOULEVARD #104-21 ZONA CENTRO PLATAS DE ROSARITO BAJA CALIFORNIA CP.22700
Corresponding proportion (in the event of transfer of assets in co-ownership and marital joint assets).	33.3333
Amount of the consideration or appraisal value (in co-ownership and marital joint assets, include the amount corresponding to each co-owner or spouse).	47880000
Total exempt income (in co-ownership and marital joint assets, include the amount corresponding to each co-owner or spouse).	0
Total authorized deductions (in co-ownership and marital joint assets, include the amount corresponding to each co-owner or spouse).	47912819
Gain or loss (in co-ownership and marital joint assets, include the amount corresponding to each co-owner or spouse).	-32819
Cumulative gains (income tax basis) (in co-ownership and marital joint assets, include the amount corresponding to each co-owner or spouse).
Non-cumulative gains (in co-ownership and marital joint assets, include the amount corresponding to each co-owner or spouse).
Total Income Tax paid for transfer of assets (in co-ownership and marital joint assets, include the amount corresponding to each co-owner or spouse).	0
Income Tax corresponding to the federative entity (in co-ownership and marital joint assets, include the amount corresponding to each co-owner or spouse).	0
Amount of the taxable activity for purposes of Value Added Tax.
Value Added Tax collected and paid by the account of the third party.
Identification data of the acquiror in the transfer transaction (1).
Federal taxpayer registry.	NAG100512UA7
Unique population registry key.
First last name, second last name and name(s) or corporate name.	N.S.C. AGUA SOCIEDAD ANONIMA DE CAPITAL VARIABLE

Domicile (street, front number, interior number, neighborhood, postal code, federative entity, location).		BOULEVARD SANCHEZ TABOADA #10488-801 ZONA RIO BAJA CALIFORNIA CP.22320
DATA OF THE NOTARY PUBLIC
Federal taxpayer registry.		GADR54113ULA
Unique population registry key.		GAD541130HBCRXM02
First last name, second last name and name		GRACIANO DUEÑAS RAMON ANDRES
Indicate the periodicity of the filed declaration		Per operation
Initial month		05
Final month		05
Kind of declaration N= Regular, C= Complementary		Regular
Indicate the kind of operation that is being declared		Transfer of Assets
Year		2013
(illegible signature) SIGNATURE OF THE NOTARY PUBLIC	SEAL OF THE NOTARY PUBLIC (IF APPLICABLE) Seal that reads: Mr. RAMON ANDRES GRACIANO DUEÑAS, NOTARY PUBLIC NUMBER 18, TIJUANA, B.C.)	SIGNATURE OF RECEIPT BY THE TAXPAYER

TAS

TAX ADMINISTRATION SERVICE

MINISTRY OF FINANCE AND PUBLIC CREDIT

The status of your statement is the following:

USER: GADR54113OULA

RECEIVED FILE: GADR54113OULAONOT2D1DCD5F17261.dec

Size: 1258 bytes

Date of reception: 15/5/2013

Time of reception: 19:28:03

File of reception: 9657991

This receipt confirms that your file was receives and shall be processed by the TAS.

As a result of its validation, it may be accepted or rejected, therefore this document does not cover the compliance of your obligation, suggesting that you wait for the Tax Administration Service to confirm its reception through the reception of your receipt with original chain and digital seal.

Please wait your receipt with digital seal, which shall be delivered to your email address. If you do not receive it immediately, we recommend accessing the option “Reprint of Receipts”, located in this same page in the section “Virtual Office (e-SAT) / Transactions”, where you may obtain it timely.

Conclude Section

TAX ADMINISTRATION SERVICE

ACCEPTANCE RECEIPT

INFORMATIVE STATEMENT OF NOTARIES PUBLIC

Name of the Notary Public	RAMON ANDRES GRACIANO DUEÑAS
F.T.R. of the Notary Public	GADR54113ULA
Name of the Electronic File	GADR54113DULAONOT27D1DCD5F17261.dec
Date and Hour of the Statement Filing	05/15/2013 19:28
Operation Number of the Receipt	6514
Tax Year	2013
Type of Statement	Regular
Period	May – May
Periodicity	Per Transaction
Total of Asset Transfer Transactions	1
Total of Asset Acquisition Transactions	0
Total Transactions of Omission of Registration Application or notices of liquidation or cancellation of Legal Entities	0
Total Transactions of Partners or Shareholders	0
Total Income Tax Calculated and Paid for Transfer of Assets	$0
Total of Value Added Tax Paid on the Account of Third Parties	$0

Date and time of issuance of this Receipt: 15/05/2013 7:56:28 PM

Original Chain

||10001=GADR541130ULA|10002=GADR541130HBCRXM02|10021=2013|10100=05|10101=05||10102=2|20001=19080|20002=9657991|40002=20130515|40003=

19:28|121=1|421|=1|521=2|621=2|721=2|100121=1|100221=0|100321=0|30003=000001000007000112188||

Digital Seal

||njkxxqy8xj0wKWOysPGQ0gmiKAssPbpWPFJxq+h8u5yIbKUgHMaSchpQB8FmtyJ4wOAzR+Wqqas2MPfBauFOiNQfYmVIEIGJOMdecPX31pLaZPt+E3+

Atfbn8tcpKDrInZ2yL15KfD+qTSbx3X0QRKJeeOudOUxieH6A8rz7Zm0=||

Your personal data are incorporated and protected in the TAS systems, in accordance with the Guidelines for the Protection of Personal Data and with the several fiscal and legal provisions on the confidentiality and data protection, in order to exercise the authority conferred to the fiscal authority.

If you wish to modify or correct your personal data you attend to the corresponding Local Taxpayer Services Administration and/or though the address www.sat.gob.mx.

Exhibit W	Exhibit 10.32.4

MUNICIPAL TREASURY
H. Township of Playas de Rosarito,B.C.

Tel. 614 9600 and Tel./Fax 614 9647
Jose Haroz Agular Street number 2000
Villa Turistica

Registering Machine Impression
DECLARATION FOR THE PAYMENT OF REAL ESTATE ACQUISITION TAX

COLLECTION OF INCOME IN THE MUNICIPALITY OF PLAYAS DE ROSARITO, B.C.

IDENTIFICATION DATA OF THE NOTARY NUMBER	EIGHTEEN	F.T.R.
GRACIANO DUEÑAS RAMON ANDRES	GADR541130ULA
FIRST LAST NAME SECOND LAST NAME NAME(S) AVENIDA GUANAJUATO 2437
TAX ADDRESS STREET EXT. NUM. LETTER COLONIA CACHO 22150 684-93-58
NEIGHBORHOOD POSTAL CODE TELEPHONE PAYMENT DATE TIJUANA TIJUANA BAJA CALIFORNIA
LOCATION MUNICIPALITY FEDERATIVE ENTITY
IDENTIFICATION DATA OF THE ACQUIRING INDIVIDUAL(S) OR LEGAL ENTITY	F.T.R.

FIRST LAST NAME SECOND LAST NAME NAME N.S.C. AGUA, SOCIEDAD ANÓNIMA DE CAPITAL VARIABLE
CORPORATE NAME SEGOVIA CIRCLE SOUTH 16254
TAX DOMICILE STREET EXT. NUM. LETTER INT. NUM. FORTH LAUDERDALE, FLORIDA, E.U.A.
NEIGHBORHOOD MUNICIPALITY AND FEDERATIVE ENTITY TELEPHONE
IDENTIFICATION DATA OF THE TRANSFERING INDIVIDUAL(S) OR LEGAL ENTITY
VALDIVIA LOMELI ADRIANA AND CO-OWNER
FIRST NAME SECOND NAME NAME
CORPORATE NAME BOULEVARD BENITO JUAREZ 104-21
TAX DOMICILE STREET EXT. NUM. LETTER INT. NUM. ZONA CENTRO PLAYAS DE ROSARITO, B.C.
NEIGHBORHOOD MUNICIPALITY AND FEDERATIVE ENTITY TELEPHONE
DESCRIPTION OF THE TRANSACTION
PURCHASE AND SALE WITH MORTGAGE:
LOT FRACTION NUMBER 33-1 RESULTING FROM THE SUBDIVISION OF PARCEL 33 Z-1 P 2/5, WITHOUT BLOCK NUMBER, OF EJIDO MAZATLÁN, IN THE MUNICIPALITY OF PLAYAS DE ROSARITO, BAJA CALIFORNIA.
CADASTRAL CODE (S)	EM-033-01
5520	MAY 13, 2013	MAY 13, 2013
DEED NUMBER	DEED DATE	DATE OF ACQUISITION
TAX PAYMENT
AGREED PRICE 143’640,000.00 TAX VALUE 14,340,000.00 APPRAISAL 143’640,000.00	E - TAX (2% OF C-D) 2’872,327.25
F - SURCHARGES FOR LATE PAYMENT __________/ (________MONTHS)
LEGAL REDUCTION 23,637.40	G - TOTAL AMOUNT TO BE PAID 2’872,327.00 PESOS.
TAXABLE BASIS 143’616,362.60	H - PAYMENT IN CASH OR CHECK
TAXABLE BASIS USING 143’616,362.60 THE ADJUSTMENT FACTOR
Stated under oath of telling the truth that the data included in this document is truthful
(ILLEGIBLE SIGNATURE)	(ILLEGIBLE SIGNATURE)
SIGNATURE OF THE TAXPAYING NOTARY OR LEGAL REPRESENTATIVE	COMPLETE NAME AND F.T.R. OF THE SIGNING PARTY